Exhibit 10.2
AMENDMENT NO. 3 TO THE
AMENDED AND RESTATED
FIVE-YEAR CREDIT AGREEMENT
Dated as of January 5, 2009
          AMENDMENT NO. 3 TO THE AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT by and among Jones Apparel Group USA, Inc. (formerly known as Kasper, Ltd.), a Delaware corporation (the “Borrower”), the Additional Obligors referred to therein, the banks, financial institutions and other institutional lenders parties to the 2005 Credit Agreement referred to below (collectively, the “Lenders”) and Wachovia Bank, National Association, as agent (the “Administrative Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Borrower’s predecessor in interest Jones Apparel Group USA, Inc., a Pennsylvania corporation (“Old Jones USA”), the Additional Obligors, the Lenders, the Administrative Agent and other parties thereto had entered into an Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, as amended by Amendment No. 1 dated as of July 27, 2007, and as further amended and restated by Amendment No. 2 dated as of June 6, 2008 (as amended and restated, the “2005 Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the 2005 Credit Agreement.
          (2) Old Jones USA merged into the Borrower as of January 1, 2007.
          (3) The Borrower has requested changes and modifications to the 2005 Credit Agreement as hereinafter set forth; the Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower; and the Borrower and the Required Lenders have agreed to further amend the 2005 Credit Agreement as hereinafter set forth.
          (4) Reference is made to the Amended and Restated Five-Year Credit Agreement dated as of June 15, 2004, as amended and restated as of June 6, 2008 (the “2004 Credit Agreement”), by and among the Borrower, the additional obligors referred to therein, Wachovia Bank, National Association, as administrative agent (the “2004 Administrative Agent”) and the Lenders and Agents party thereto.
          SECTION 1. Amendments to 2005 Credit Agreement. The 2005 Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended in its entirety to read in full as set forth in Annex A hereto.
          SECTION 2. Execution and Delivery; Termination of 2004 Credit Agreement. This Amendment shall become a legally binding document subject to the conditions of effectiveness listed in Section 3 on the first date (the “Execution Date”) when (a) the Borrower and the Additional Obligors shall have executed and delivered to the Administrative Agent counterparts to this Amendment and (b) the Borrower shall have received executed counterparts to this Amendment from the Administrative Agent and the Required Lenders. Notwithstanding the conditions of effectiveness set forth in Section 3, on the Business Day immediately following the Execution Date, the Borrower will provide notice to the 2004 Administrative Agent (the “Termination Notice”) pursuant to Section 2.5 of the 2004 Credit

Agreement to permanently terminate the entire Revolving Credit Commitment (as defined under the 2004 Credit Agreement) (the “2004 Facility Termination”). Such notice will specify the earliest effective date for the 2004 Facility Termination after the date of such notice that is permitted by the terms of the 2004 Credit Agreement, after giving effect to the waiver referred to in the next following sentence (to the extent effective under the 2004 Credit Agreement). If the Lenders party to this Amendment constitute the “Required Lenders” under the 2004 Credit Agreement, such Lenders waive their right under Section 2.5 of the 2004 Credit Agreement to receive written notice five business days’ prior to the termination of the Revolving Credit Commitment, to the extent necessary to permit the 2004 Facility Termination to occur on or prior to December 31, 2008.
          SECTION 3. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 14.11 of the 2005 Credit Agreement. Section 1 of this Agreement shall become effective as of the date first above written (the “Amendment Effective Date”) when and only when, on or before January 9, 2009, the Administrative Agent shall have received:
          (a) Notice from the administrative agent under the 2004 Credit Agreement that all commitments thereunder have been terminated and that all amounts payable or accrued under such credit agreement have been paid in full.
          (b) A security agreement in substantially the form of Annex B hereto (the “Security Agreement”), duly executed by each Credit Party and each Subsidiary listed on Schedule I hereto (collectively with the Credit Parties, the “Granting Parties”), together with:
          (i) acknowledgment copies or stamped receipt copies of financing statements, duly filed on or before the Amendment Effective Date under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may reasonably request in order to perfect and protect the liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,
          (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Collateral Grantors in the jurisdictions contemplated by clause (i) above and copies of the financing statements (or similar documents) disclosed by such search.
          (c) A Canadian security agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by Jones Apparel Group Canada, LP, together with evidence of such filings and other actions required under the laws of the applicable jurisdiction that the Administrative Agent may reasonably request in order to perfect the liens and security interests created thereunder.
          (d) A certificate from a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in the 2005 Credit Agreement are true, correct and complete in all material respects with the same effect as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); that the Borrower is not in violation of any of the covenants contained in the 2005 Credit Agreement, as amended hereby; that, after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing; and that each of the conditions to the effectiveness of this Amendment has
Amendment No. 3 to the
Amended and Restated Credit Agreement

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been satisfied or waived (assuming satisfaction of the Administrative Agent where not advised otherwise).
          (e) A certificate of the secretary, assistant secretary or general counsel of the Borrower, each Additional Obligor and each other Grantor (as defined in the Security Agreement) certifying as to the incumbency and genuineness of the signature of each officer of such Person executing this Amendment or each other Loan Document to which it is a party and certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of such Person authorizing, in the case of the Borrower, the borrowings contemplated under the 2005 Credit Agreement, as amended hereby, and in the case of each such Person, the execution, delivery and performance of this Amendment or the Loan Documents to which it is to be a party.
          (f) Favorable opinions of Ira M. Dansky, General Counsel to the Borrower, Cravath, Swaine & Moore LLP, special counsel to the Borrower, Schnader Harrison Segal & Lewis LLP, Pennsylvania counsel to the Borrower, and Drinker Biddle & Reath LLP, New Jersey counsel to the Borrower, Cassels Brock & Blackwell, Canadian counsel to the Borrower, and such other opinions as may be agreed, addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Lenders shall reasonably request.
          (g) The Borrower shall have paid all accrued fees and expenses of the Joint Lead Arrangers and Joint Bookrunners and the Administrative Agent (including the accrued fees and expenses of counsel to the Joint Lead Arrangers and Joint Bookrunners) and the amendment fees payable to the Lenders for which invoices have been received.
          SECTION 4. Reference to and Effect on the 2005 Credit Agreement and the Notes. (a) On and after the Amendment Effective Date, each reference in the 2005 Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the 2005 Credit Agreement, and each reference in (i) the Notes and (ii) each of the other Loan Documents, to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the 2005 Credit Agreement, shall mean and be a reference to the 2005 Credit Agreement, as amended by this Amendment.
          (b) The 2005 Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) Changes in the Applicable Margin effected by this Amendment shall be effective for all periods (or portions thereof) on and after the Amendment Effective Date. Any interest, fees or other amounts accruing on the basis of the Applicable Margin during periods (or portions thereof) prior to the Amendment Effective Date will accrue on the basis of the Applicable Margin in effect for such periods prior to the Amendment Effective Date.
          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the 2005 Credit Agreement, nor constitute a waiver of any provision of the 2005 Credit Agreement.
          SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Arrangers in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other
Amendment No. 3 to the
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instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and the Arrangers) in accordance with the terms of Section 14.2 of the 2005 Credit Agreement.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic medium shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Amendment No. 3 to the
Amended and Restated Credit Agreement

4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JONES APPAREL GROUP USA, INC., as Borrower
By:	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
	Title:	Treasurer

JONES APPAREL GROUP, INC., as Additional Obligor
By:	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
	Title:	Treasurer and Senior Vice President, Corporate Taxation and Risk Management

JONES APPAREL GROUP HOLDINGS, INC., as Additional Obligor
By:	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
	Title:	Treasurer

JONES RETAIL CORPORATION, as Additional Obligor
By:	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
	Title:	Vice President & Treasurer

NINE WEST FOOTWEAR CORPORATION, as Additional Obligor
By:	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
	Title:	Treasurer

Amendment No. 3 to the
Amended and Restated Credit Agreement
[Signature Page]

Agreed as of the date first above written: WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Lender
By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Director

JPMORGAN CHASE BANK, N.A., as Issuing Lender and Lender
By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Vice President

CITIBANK, N.A., as Issuing Lender and Lender
By:	/s/ Carolyn Kee
	Name:	Carolyn Kee
	Title:	Vice President

BANK OF AMERICA, N.A., as Issuing Lender and Lender
By:	/s/ Thomas J. Kane
	Name:	Thomas J. Kane
	Title:	SVP

SUNTRUST BANK,
By:	/s/ Michael J. Vegh
	Name:	Michael J. Vegh
	Title:	Vice President

BARCLAYS BANK PLC, as Lender
By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Assistant Vice President
Amendment No. 3 to the
Amended and Restated Credit Agreement
[Signature Page]

The Governor and Company of the Bank of Ireland as Lender
By:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Senior Manager

By:	/s/ Peter O’Connor
	Name:	Peter O’Connor
	Title:	Deputy Manager
Amendment No. 3 to the
Amended and Restated Credit Agreement
[Signature Page]

Agreed as of the date first above written:

THE ROYAL BANK OF SCOTLAND, PLC, as Lender
By:	/s/ Michaela Galluzzo
	Name:	Michaela Galluzzo
	Title:	Vice President

STANDARD CHARTERED BANK, as Lender
By:	/s/ Alan Babcock
	Name:	Alan Babcock
	Title:	Director

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation Credit Risk Control Standard Chartered Bank N.Y.

Bank of Taiwan, New York Agency, as Lender
By:	/s/ Thomas K.C. Wu
	Name:	Thomas K.C. Wu
	Title:	VP & General Manager

BANK OF TOKYO-MITUBISHI UFJ, NEW YORK BRANCH, as Lender
By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Authorized Signatury

LAND BANK OF TAIWAN, as Lender
By:	/s/ Henry Leu
	Name:	Henry Leu
	Title:	General Manager

Bank of China New York Branch, as Lender
By:	/s/ XiaoJing Li
	Name:	XiaoJing Li
	Title:	General Manager

FIFTH THIRD BANK, as Lender
By:	/s/ Randolph J. Stierer
	Name:	Randolph J. Stierer
	Title:	Vice President

MIZUHO CORPORATE BANK, USA, as Lender
By:	/s/ Toru Inoue
	Name:	Toru Inoue
	Title:	Deputy General Manager

Sumitomo Mitsui Banking Corp., New York Branch, as Lender
By:	/s/ Natsuhiro Samejima
	Name:	Natsuhiro Samejima
	Title:	Senior Vice President

THE BANK OF NOVA SCOTIA as Lender
By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

US Bank, N.A., as Lender
By:	/s/ Frances W. Josephic
	Name:	Frances W. Josephic
	Title:	Vice President

Union Bank, N.A., as Lender
By:	/s/ Ching Lim
	Name:	Ching Lim
	Title:	Vice President

UNICREDIT SPA, as Lender
By:	/s/ Luca Bausem
	Name:	Luca Bausem
	Title:	SVP

By:	/s/ Curt Schade
	Name:	Curt Schade
	Title:	Managing director

BANK LEUMI USA, as Lender
By:	/s/ John Koenigsberg
	Name:	John Koenigsberg
	Title:	Senior Vice President

By:	/s/ Iris Steinhardt
	Name:	Iris Steinhardt
	Title:	Vice President

Chang Hwa Commercial Bank, Ltd., New York Branch, as Lender
By:	/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	VP & General Manager

First Commercial Bank, New York Agency as Lender
By:	/s/ Malcolm Wang
	Name:	Malcolm Wang
	Title:	Deputy General Manager

Fortis Bank SA/NV, New York Branch, as Lender
By:	/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Managing Director

By:	/s/ K. De Lathouwer
	Name:	K. De Lathouwer
	Title:	Director

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY, as Lender
By:	/s/ Henry Hsieh
	Name:	Henry Hsieh
	Title:	Assistant Vice President

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as Lender
By:	/s/ Michael Tan
	Name:	Michael Tan
	Title:	VP & General Manager

E.Sun Commercial Bank, Ltd. Los Angles Branch, as Lender
By:	/s/ Benjamin Lin
	Name:	Benjamin Lin
	Title:	EVP & General Manager

The Norinchukin Bank, New York Branch, as Lender
By:	/s/ Noritsugu Sato
	Name:	Noritsugu Sato
	Title:	General Manager

The Bank of New York Mellon, as Lender
By:	/s/ David B. Wirl
	Name:	David B. Wirl
	Title:	Vice President

NATIONAL BANK OF EGYPT, New York Branch, as Lender
By:	/s/ Khaled El Ghorab
	Name:	Khaled El Ghorab
	Title:	Senior Vice President
Amendment No. 3 to the
Amended and Restated Credit Agreement
[Signature Page]

ANNEX A
$600,000,000
AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
dated as of May 16, 2005,
AMENDED AND RESTATED AS OF JANUARY 5, 2009
by and among
JONES APPAREL GROUP USA, INC.,
the Additional Obligors referred to herein,
the Lenders referred to herein,
J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC.,
as Joint Lead Arrangers
and Joint Bookrunners,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
and
JPMORGAN CHASE BANK, N.A. and CITIBANK, N.A.,
as Syndication Agents,
and
BANK OF AMERICA, N.A., BARCLAYS BANK PLC and SUNTRUST BANK
as Documentation Agents

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Exhibits

Exhibit A - Form of Revolving Credit Note

Exhibit B - Form of Notice of Revolving Credit Borrowing

Exhibit C - Form of Notice of Account Designation

Exhibit D - Form of Notice of Prepayment

Exhibit E - Form of Notice of Conversion/Continuation

Exhibit F - Form of Officer’s Compliance Certificate

Exhibit G - Form of Assignment and Acceptance

Schedules

Schedule 1.1(a) - Lenders and Revolving Credit Commitments

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Schedule 1.1(b)	-	Outstanding Letters of Credit

Schedule 7.1(b)	-	Subsidiaries and Capitalization

Schedule 7.1(p)	-	Debt and Guaranty Obligations

Schedule 7.1(q)	-	Litigation

Schedule 11.3	-	Existing Liens

Schedule 11.4	-	Existing Loans, Advances and Investments

AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
Dated as of May 16, 2005
AMENDED AND RESTATED AS OF JANUARY 5, 2009
          JONES APPAREL GROUP USA, INC. (formerly known as Kasper, Ltd.), a Delaware corporation, the Additional Obligors (as defined below), the Lenders who are or may become a party to this Agreement, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arrangers and Joint Bookrunners, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, JPMORGAN CHASE BANK, N.A. and CITIBANK, N.A., as Syndication Agents, and BANK OF AMERICA, N.A., BARCLAYS BANK PLC and SUNTRUST BANK, as Documentation Agents, agree as follows:
          PRELIMINARY STATEMENT. The Borrower’s predecessor in interest Jones Apparel Group USA, Inc., a Pennsylvania corporation (“Old Jones USA”), the Borrower, the Additional Obligors, the lenders parties thereto and Wachovia Bank, National Association (as successor in interest to First Union National Bank), as administrative agent, were parties to an Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005 (the “Existing Credit Agreement”). Old Jones USA merged into the Borrower as of January 1, 2007. The Borrower, the Additional Obligors, the parties hereto and Wachovia Bank, National Association, as Administrative Agent, desire to amend the Existing Credit Agreement as herein set forth and to restate it in its entirety giving effect to such amendment.
          NOW THEREFORE, the parties hereto agree that, subject to the conditions set forth in Section 3 of Amendment No. 3 to the Existing Credit Agreement, dated as of January 5, 2009, the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:
ARTICLE I DEFINITIONS
          SECTION 1.1. Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:
     “Additional Debt Securities” means Debt incurred after the Amendment Date, arising under or in connection with public or privately placed notes, debentures, bonds, or debt securities or related indentures or other agreements (including in connection with the issuance of exchange securities in connection with any exchange offer registered under the Securities Act of 1933, as amended, following a private placement of Additional Debt Securities).
     “Additional Obligors” means the collective reference to Jones Apparel Group, Jones Apparel Group Holdings, Nine West Footwear and Jones Retail in their capacities as co-obligors under this Agreement.
     “Additional Secured Agreements” means (a ) all Hedging Agreements, (b) all agreements and documents relating to any treasury management services, (c) all Open Account Agreements, (d) all letters of credit (other than Letters of Credit issued hereunder) and (e) all other funded loans (other than Loans made hereunder), in each case provided or issued by any of the Lenders and their Affiliates to or for the account of any

Credit Party or any of its Subsidiaries, and each agreement or instrument delivered by any Credit Party or Subsidiary of a Credit Party pursuant to the foregoing.
     “Additional Secured Agreement Obligations” means, on any date, all payment and other obligations owing by the Credit Parties or any of their Subsidiaries to any Lender or Affiliate of a Lender or the Administrative Agent under any Additional Secured Agreement with any Lender or Affiliate of a Lender; provided that payment and other obligations (a) under the Borrower’s Hedging Agreements shall be calculated as the current fair value of each such Agreement as of the date of the Borrower’s most recent balance sheet, (b) under any Open Account Agreement shall be limited to the OA Payment Obligations and (c) under any letters of credit (other than Letters of Credit issued hereunder) shall be limited to funded letters of credit.
     “Administrative Agent” means Wachovia in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 13.9.
     “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 14.1(c).
     “Affiliate” means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     “Agreement” means this Five-Year Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.
     “Alternative Currency” means (a) Pounds Sterling, (b) the euro or (c) any other lawful currency (other than Dollars) acceptable to the Issuing Lenders which, in the case of this clause (c), is freely transferable and convertible into Dollars in the United States currency market and is freely available to all Issuing Lenders in the London interbank deposit market.
     “Alternative Currency L/C Commitment” means the lesser of (a) One Hundred Million Dollars ($100,000,000) and (b) the L/C Commitment.
     “Amendment Date” means January 5, 2009, the date upon which Amendment No. 3 to this Agreement became effective in accordance with its terms.
     “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.
     “Applicable Margin” means, for purposes of calculating (a) the Base Rate and LIBOR Rate for purposes of Section 5.1(a), (b) the L/C Fee for purposes of Section 3.3(a) or (c) the Commitment Fee for purposes of Section 5.3(a), the corresponding rate set forth below:

Applicable Margin Per Annum
LIBOR		Trade	Standby	Commitment
Rate	Base Rate	L/C Fee	L/C Fee	Fee
4.00%	3.00%	2.00%	4.00%	1.00%
     “Application” means an application, in the form specified by any Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit.
     “Asset Coverage Ratio” means the ratio of (a) the sum of gross inventory plus gross accounts receivable (as of the date of determination) to (b) the aggregate principal amount of Loans outstanding as of such date of determination.
     “Assignment and Acceptance” shall have the meaning assigned thereto in Section 14.10(b)(ii).
     “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the sum of (i) the Federal Funds Rate plus (ii) 1/2 of 1% or (c) the sum of (i) the one month LIBOR Rate for a on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus (ii) 1%, provided that, for the avoidance of doubt, the LIBOR Rate for any day shall be based on the rate appearing on the British Bankers’ Association Interest Settlement Rates (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in such currency in the London interbank market) at approximately 11:00 a.m. London time on such day; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the LIBOR Rate.
     “Base Rate Loan” means any Revolving Credit Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).
     “Borrower” means Jones Apparel Group USA, Inc.
     “Borrowing Availability Limit” means, on any date, the lesser of (a) $400,000,000 minus the Additional Secured Agreement Obligations on such date and (b) the Indenture Basket on such date.
     “Business Day” means (a) any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina, Philadelphia, Pennsylvania and New York, New York, are not authorized or required by law to remain closed for the conduct of their commercial banking business, (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for trading in Dollar deposits in the London interbank market and (c) with respect to all notices and determinations in connection with, and payment of principal and interest on, any L/C Obligation denominated in an Alternative Currency, the term “Business Day” shall also exclude any day on which banks in London do not provide quotations for deposits denominated in such Alternative Currency.

     “Canadian Security Agreement” means the Canadian Security Agreement, dated as of January 5, 2009 by Jones Apparel Group Canada, LP, as grantor, in favor of the Administrative Agent for the benefit of the Secured Parties.
     “Capital Expenditures” means, for any Person for any period, the sum of, without duplication, (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person or have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including obligations under Capital Leases) assumed or incurred in connection with any such expenditures. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.
     “Capital Lease” means, with respect to the Credit Parties and their Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Credit Parties and their Subsidiaries.
     “Change in Control” shall have the meaning assigned thereto in Section 12.1(h).
     “Closing Date” means May 16, 2005.
     “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.
     “Collateral” means all “Collateral” referred to in the Collateral Documents.
     “Collateral Documents” means the Security Agreement, the Canadian Security Agreement and each other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.
     “Collateral Grantor” means (a) the Borrower and (b) any Affiliate of the Borrower that is party to the Security Agreement.
     “Commitment Fee” shall have the meaning assigned thereto in Section 5.3(a).
     “Consolidated” means, when used with reference to financial statements or financial statement items of the Credit Parties and their Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.
     “Correspondent” means any financial institution designated by an Issuing Lender to act as such Issuing Lender’s correspondent hereunder with respect to the distribution and payment of Letters of Credit denominated in an Alternative Currency.
     “Covenant Debt” means, for any date of calculation, Debt with respect to the

Credit Parties and their Subsidiaries that would appear on a Consolidated balance sheet of the Credit Parties and their Subsidiaries prepared as of such date in accordance with GAAP, less the Debt of any Subsidiary (other than a wholly-owned Subsidiary of a Credit Party) in which any Person other than a Credit Party and its Subsidiaries has a joint interest or partnership interest or ownership interest, but excluding from such deduction the pro rata amount of such Debt corresponding to the ownership interest of the Credit Parties and their Subsidiaries.
     “Covenant Debt to EBITDA Ratio” means, for any date of calculation, Covenant Debt as of such date divided by EBITDA for the period of four (4) consecutive fiscal quarters ending on such date; provided that there shall be excluded from the calculation of Covenant Debt to EBITDA Ratio for the period ended on July 5, 2008, EBITDA (whether positive or negative) attributable to any discontinued operations.
     “Credit Facility” means the collective reference to the Revolving Credit Facility and the L/C Facility.
     “Credit Parties” means each of the Additional Obligors and the Borrower.
     “Debt” means, with respect to the Credit Parties and their Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness, in each case for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade liabilities arising in the ordinary course of business, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the amount of drawn letters of credit not reimbursed as required by the terms thereof, including without limitation any Reimbursement Obligation not reimbursed as required by the terms hereof, and banker’s acceptances issued for the account of any such Person, and (g) all net obligations incurred by any such Person pursuant to Hedging Agreements in respect of interest rate hedges, less the Debt of any Subsidiary (other than a wholly-owned Subsidiary of a Credit Party) in which any Person other than a Credit Party and its Subsidiaries has a joint interest or partnership interest or ownership interest, but excluding from such deduction the pro rata amount of such Debt corresponding to the ownership interest of the Credit Parties and their Subsidiaries.
     “Default” means any of the events specified in Section 12.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.
     “Default Excess” means, with respect to any Non-Funding Lender, the excess, if any, of such Non-Funding Lender’s ratable portion of the aggregate outstanding principal amount of the Revolving Credit Loans of all Lenders (calculated as if all Non-Funding Lenders (other than such Non-Funding Lender) had funded all of their respective Defaulted Advances) over the aggregate outstanding principal amount of all Revolving Credit Loans of such Non-Funding Lender.
     “Default Period” means, with respect to any Non-Funding Lender, the period commencing on the date of the applicable Funding Default and ending on the earlier of the following dates: (i) the date on which (a) the Default Excess with respect to such Non-Funding Lender has been reduced to zero (whether by the funding of any Defaulted Advance by such Non-Funding Lender or by the non-pro-rata application of any prepayment pursuant to Section 2.3) and (b) such Non-Funding Lender shall have delivered to the Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Revolving Credit Commitment; and (ii) the date on which the Borrower, the Administrative Agent and the Required Lenders waive all Funding Defaults of such Non-Funding Lender in writing.
     “Defaulted Advance” shall have the meaning assigned thereto in Section 2.7.
     “Defaulting Lender” means, at any time, any Lender that, at such time, shall, or any parent company of such which shall, take any action or be the subject of any action or proceeding of a type described in Section 12.1(i) or (j).
     “Dispute” shall have the meaning assigned thereto in Section 14.6.
     “Dollar Amount” shall mean (a) with regard to any Obligation denominated in Dollars, the amount thereof and (b) with regard to any Obligation denominated in an Alternative Currency, the amount of Dollars which is equivalent to the sum of (i) the amount so expressed in an Alternative Currency at the applicable-quoted spot rate on the appropriate page of the Reuter’s Screen as determined by the Administrative Agent at the relevant time; plus (ii) any amounts owed by the Borrower pursuant to Section 3.5(b).
     “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.
     “EBITDA” means, with respect to the Credit Parties and their Subsidiaries on a Consolidated basis for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense and (iii) amortization, depreciation, extraordinary non-cash losses and any other non-cash charges (including amortization or write-off of goodwill, transaction expenses, covenants not to compete and other intangible assets, and non-cash charges resulting from purchase accounting related to any acquisition otherwise permitted pursuant to the terms of this Agreement) less (c) the sum of (i) any items of extraordinary gain which were included in determining Net Income, (ii) items of cash gains from the sale of assets to the extent such gains exceed $50,000,000 during such period and (iii) the income or loss of any Subsidiary (other than a wholly-owned Subsidiary of a Credit Party) in which any Person other than a Credit Party and its Subsidiaries has a joint interest or partnership interest or other ownership interest, but excluding from such deduction the pro-rata amount of such income or loss corresponding to the ownership interest of the Credit Parties and their Subsidiaries.
     “EBITDAR” means, with respect to the Credit Parties and their Subsidiaries on a Consolidated basis for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation, extraordinary non-cash losses and any other non-cash charges (including amortization or write-off of goodwill, transaction expenses, covenants not to compete and other intangible assets, and non-cash charges resulting from purchase accounting related to any acquisition otherwise permitted pursuant to the terms of this Agreement) and (iv) Rental Expense (exclusive of any amounts reflected in Interest Expense) less (c) the sum of (i) any items of extraordinary gain which were included in determining Net Income, (ii) items of cash gains from the sale of assets to the extent such gains exceed $50,000,000 during such period and (iii) the income or loss of any Subsidiary (other than a wholly-owned Subsidiary of a Credit Party) in which any Person other than a Credit Party and its Subsidiaries has a joint interest or partnership interest or other ownership interest, but excluding from such deduction the pro-rata amount of such income or loss corresponding to the ownership interest of the Credit Parties and their Subsidiaries.
     “Eligible Assignee” means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender) or an Affiliate of a Lender hereunder, (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, (f) any SPC solely to the extent permitted by Section 14.10(h), or (g) any other Person that has been approved in writing as an Eligible Assignee by the Borrower and the Administrative Agent; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.
     “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.
     “EMU” mean economic and monetary union as contemplated in the Treaty on European Union.
     “Environmental Laws” means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, binding interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.
     “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.
     “ERISA Affiliate” means any Person who together with the Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

     “euro” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states.
     “Eurodollar Reserve Percentage” means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.
     “Event of Default” means any of the events specified in Section 12.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.
     “Existing Debt Securities” means the 4.250% Senior Notes due 2009, the 5.125% Senior Notes due 2014, and the 6.125% Senior Notes due 2034 of Jones Apparel Group.
     “Existing Loans” shall have the meaning assigned thereto in Section 6.2(f).
     “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, and (ii) such Lender’s Revolving Credit Commitment Percentage of the Dollar Amount of the L/C Obligations then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.
     “FDIC” means the Federal Deposit Insurance Corporation, or any successor thereto.
     “Federal Funds Rate” means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then “Federal Funds Rate” shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.
     “Fiscal Year” means the fiscal year of the Credit Parties and their Subsidiaries ending on December 31.
     “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
     “Funding Default” shall have the meaning assigned thereto in Section 2.7.

     “GAAP” means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Credit Parties and their Subsidiaries throughout the period indicated.
     “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.
     “Governmental Authority” means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
     “Granting Lender” shall have the meaning assigned thereto in Section 14.10(h).
     “Guaranty Obligation” means, with respect to the Credit Parties and their Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) a contractual commitment by one Person to invest in another Person for so long as such investment is expected to constitute a permitted investment under Section 11.4.
     “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law, (d) the discharge or emission or release of which requires a permit or license under any Applicable Law or other Governmental Approval, or (e) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.
     “Hedging Agreement” means any agreement with respect to an interest rate or currency swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate or currency risk exposure executed in connection with hedging the interest rate or currency exposure of any Credit Party, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified from time to time.

     “Indenture” means the Indenture dated as of November 22, 2004 (as the same may be amended, supplemented or otherwise modified from time to time) among Jones Apparel Group, Jones Apparel Group Holdings, the Borrower, Nine West Footwear and Jones Retail, as issuers, and SunTrust Bank, as trustee.
     “Indenture Basket” means, at any time, the maximum amount of Obligations and Additional Secured Agreement Obligations permitted to be secured by the Credit Parties and their Subsidiaries pursuant to the Indenture without any requirement to equally and ratably secure any securities issued pursuant to the Indenture.
     “Interest Coverage Ratio” means, as of the last day of any fiscal quarter, EBITDAR for the period of four consecutive fiscal quarters ending on such date divided by the sum of (a) Interest Expense less the amortization of non-cash items included in “Interest Expense” (including, but not limited to, amortization of debt issuance costs) and (b) Rental Expense (exclusive of any amounts reflected in Interest Expense), both for the period of four consecutive fiscal quarters ending on such date; provided that there shall be excluded from the calculation of Interest Coverage Ratio for the period ended on July 5, 2008, EBITDAR (whether positive or negative) and any items of Interest Expense or Rental Expense attributable to any discontinued operations.
     “Interest Expense” means, for any period, total interest expense (including, without limitation, interest expense attributable to Capital Leases) determined on a consolidated basis, without duplication, for the Credit Parties and their Subsidiaries in accordance with GAAP less the interest expense of any Subsidiary (other than a wholly-owned Subsidiary of a Credit Party) in which any Person other than a Credit Party and its Subsidiaries has a joint interest or partnership interest or other ownership interest, but excluding from such deduction the pro-rata amount of such interest expense corresponding to the ownership interest of the Credit Parties and their Subsidiaries.
     “Interest Period” shall have the meaning assigned thereto in Section 5.1(b).
     “ISP 98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.
     “Issuing Lender” means Wachovia, Citibank, N.A., JPMorgan Chase Bank, N.A. and Bank of America, N.A., each in its capacity as issuer of any Letter of Credit, and any other Lender mutually acceptable and on terms satisfactory to the Borrower, the Administrative Agent and such Lender; and Issuing Lenders means all such Lenders.
     “Jones Apparel Group” means Jones Apparel Group, Inc., a Pennsylvania corporation.
     “Jones Apparel Group Holdings” means Jones Apparel Group Holdings, Inc., a Delaware corporation.
     “Jones Retail” means Jones Retail Corporation, a New Jersey corporation.
     “L/C Commitment” means Four Hundred Fifty Million Dollars ($450,000,000).
     “L/C Facility” means the letter of credit facility established pursuant to Article III hereof.

          “L/C Fee” shall have the meaning assigned thereto in Section 3.3(a).
          “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.
          “L/C Participants” means the collective reference to all the Lenders having a Revolving Credit Commitment other than the applicable Issuing Lender.
          “Lender” means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 14.10 other than any party hereto that ceases to be a party hereto pursuant to any Assignment and Acceptance.
          “Lending Office” means, with respect to any Lender, for Revolving Credit Loans, the office of such Lender maintaining such Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans.
          “Letters of Credit” shall have the meaning assigned thereto in Section 3.1.
          “LIBOR” means the rate of interest per annum determined on the basis of the rate for deposits in Dollars or an Alternative Currency (other than euro) in minimum amounts of at least $5,000,000 or the approximate Dollar Amount thereof, in the case of an Alternative Currency, for a period equal to the applicable Interest Period which appears on the British Bankers’ Association Interest Settlement Rates (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in such currency in the London interbank market) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest one hundredth of one percent (1/100%)). If, for any reason, such rate does not appear on British Bankers’ Association Interest Settlement Rates, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-hundredth of one percent (1/100%)) of the rate per annum at which deposits in Dollars or an Alternative Currency would be offered by the Reference Group in the London interbank market to the Administrative Agent as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Revolving Credit Loan.
          “LIBOR Rate” means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

LIBOR RATE	=	LIBOR
1.00 – Eurodollar Reserve Percentage
          “LIBOR Rate Loan” means any Revolving Credit Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).

          “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.
          “Loan” means a Revolving Credit Loan.
          “Loan Documents” means, collectively, this Agreement, the Notes, the Collateral Documents, the Applications and each other document, instrument and agreement executed and delivered by any Credit Party, its Subsidiaries or their counsel in connection with this Agreement, all as may be amended, restated, supplemented or otherwise modified.
          “Material Adverse Effect” means, with respect to the Credit Parties or any of their Subsidiaries, a material adverse effect on the business, assets, operations or financial condition of the Credit Parties and their Subsidiaries taken as a whole or the ability of any such Person to perform its obligations under the Loan Documents, in each case to which it is a party.
          “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making (or has made), or is accruing (or has accrued) an obligation to make, contributions either presently or within the preceding six years.
          “Net Income” means, with respect to the Credit Parties and their Subsidiaries for any period, the Consolidated net income (or loss) of the Credit Parties and their Subsidiaries for such period determined in accordance with GAAP; provided, that there shall be excluded from net income (or loss) of a Person (the “computing Person”), the income (or loss) of any Person (other than a Subsidiary of the computing Person) in which the computing Person has an ownership interest unless received by the computing Person in a cash distribution.
          “Net Worth” means, with respect to the Credit Parties and their Subsidiaries, as of any date, the total shareholders’ equity that would appear on a Consolidated balance sheet of the Credit Parties and their Subsidiaries prepared as of such date in accordance with GAAP.
          “Nine West Footwear” means Nine West Footwear Corporation, a Delaware corporation.
          “Non-Funding Lender” shall have the meaning assigned thereto in Section 2.7.
          “Note” means a Revolving Credit Note.
          “Notice of Account Designation” shall have the meaning assigned thereto in Section 2.2(b).
          “Notice of Conversion/Continuation” shall have the meaning assigned thereto in Section 5.2.

          “Notice of Prepayment” shall have the meaning assigned thereto in Section 2.3(c).
          “Notice of Revolving Credit Borrowing” shall have the meaning assigned thereto in Section 2.2(a).
          “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest that would accrue but for commencement of bankruptcy and whether or not allowed or allowable in the bankruptcy) the Loans, (b) the L/C Obligations, (c) all payment and other obligations owing by the Credit Parties to any Lender or Affiliate of a Lender or the Administrative Agent under any Hedging Agreement with any Lender or Affiliate of a Lender (which such Hedging Agreement is permitted hereunder), and (d) all other fees and commissions (including attorney’s fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.
          “Officer’s Compliance Certificate” shall have the meaning assigned thereto in Section 8.2.
          “Open Account Agreement” means an open account paying agency agreement between or among a Lender or any of its Affiliates and the Credit Parties and their Subsidiaries, as identified to the Administrative Agent as an “Open Account Agreement” for purposes of this Agreement by the Borrower from time to time, pursuant to which the Credit Parties and their Subsidiaries (the “Jones Parties”) have committed to pay such Lender or its Affiliates (i) the full face amount of any account receivable purchased by such Lender or its Affiliates from certain vendors of the Jones Parties, (ii) the amount of any overdrafts created by such Lender or its Affiliates to pay vendors other than those referred to in clause (i) above, and (iii) certain processing fees thereunder ((i), (ii) and (iii), collectively, the “OA Payment Obligations”).
          “Operating Lease” shall mean, as to any Person, as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.
          “Other Taxes” shall have the meaning assigned thereto in Section 5.12(b).
          “Outstanding Letters of Credit” means each letter of credit described on Schedule 1.1(b) and outstanding as of the Closing Date.
          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor agency.
          “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code.
          “Permitted Investment Policy” of the Credit Parties means the investment policy of the Credit Parties as in effect on the Amendment Date which has been approved by the Board of Directors of Jones Apparel Group, as amended, restated, supplemented or otherwise modified from time to time.
          “Permitted Lines of Business” shall have the meaning assigned thereto in Section 9.9.
          “Person” means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.
          “Pounds Sterling” means, unless otherwise qualified, pounds sterling in lawful currency of the United Kingdom.
          “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Wachovia as its prime rate in effect at its principal office in Charlotte, North Carolina. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
          “Prior Credit Agreement” means the Three-Year Credit Agreement dated as of June 10, 2003 among Old Jones USA, the Borrower, the Additional Obligors (other than Jones Retail), the lenders parties thereto and Wachovia Bank, National Association (as successor in interest to First Union Bank), as administrative agent.
          “Prior Lenders” means, collectively, the lenders party to the Prior Credit Agreement.
          “Reference Group” shall mean the Lenders party to this Agreement on the Amendment Date.
          “Register” shall have the meaning assigned thereto in Section 2.4(a).
          “Reimbursement Obligation” means the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.
          “Rental Expense” means, for any period, total rental expense (net of sublease income) determined on a consolidated basis, without duplication, for the Credit Parties and their Subsidiaries in accordance with GAAP less the rental expense of any Subsidiary (other than a wholly-owned Subsidiary of a Credit Party) in which any Person other than a Credit Party and its Subsidiaries has a joint interest or partnership interest or other ownership interest, but excluding from such deduction the pro-rata amount of such rental expense corresponding to the ownership interest of the Credit Parties and their Subsidiaries.
          “Required Lenders” means, at any date, any combination of Lenders whose Revolving Credit Commitment Percentage equals at least fifty-one percent (51%) of the Revolving Credit Commitment or if the Revolving Credit Commitment has been terminated, any combination of Lenders who collectively hold at least fifty-one percent (51%) of the aggregate unpaid principal amount of the Extensions of Credit; provided that the Commitment of, and the portion of the Extensions of Credit held or deemed held by, any Lender that is in default in its obligation to fund Loans hereunder shall be excluded for purposes of making a determination of Required Lenders.
          “Responsible Officer” means any of the following: the chairman, president, chief executive officer, chief financial officer or treasurer or vice president and corporate controller of the Borrower or Jones Apparel Group or any other officer of the Borrower or Jones Apparel Group reasonably acceptable to the Administrative Agent.
          “Revolving Credit Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower and to participate in Letters of Credit hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1(a) hereto as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate Revolving Credit Commitment of all Lenders to make Revolving Credit Loans, as such amount may be reduced at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Amendment Date shall be Six Hundred Million Dollars ($600,000,000).
          “Revolving Credit Commitment Percentage” means, as to any Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitment of all of the Lenders.
          “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II hereof.
          “Revolving Credit Loans” means any revolving loan made to the Borrower pursuant to Section 2.1, and all such revolving loans collectively as the context requires.
          “Revolving Credit Notes” means the collective reference to the Revolving Credit Notes made by the Borrower under this Agreement payable to the order of any such Lender requesting such note, substantially in the form of Exhibit A hereto, evidencing the obligation owed to such Lender under the Revolving Credit Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; “Revolving Credit Note” means any of such Revolving Credit Notes.
          “Revolving Credit Termination Date” means the earliest of the dates referred to in Section 2.6.
          “Secured Obligations” has the meaning specified in Section 2 of the Security Agreement and, to the extent not inconsistent with the Security Agreement, in Section 2 of the Canadian Security Agreement.
          “Secured Parties” means (a) the Administrative Agent, (b) each Lender and (c) each Affiliate of a Lender that is a party to an Additional Secured Agreement.
          “Security Agreement” means the Security Agreement, dated as of January 5,

2009 among the Collateral Grantors, as grantors, in favor of the Administrative Agent for the benefit of the Secured Parties.
          “Significant Subsidiary” means each Subsidiary of the Jones Apparel Group that is a “significant subsidiary” as defined in Regulation S-X of the Securities Act of 1933.
          “SPC” shall have the meaning assigned thereto in Section 14.10(h).
          “Subordinated Debt” means the collective reference to Debt on Schedule 7.1(p) hereof designated as Subordinated Debt and any other Debt of the Credit Parties or any Subsidiary thereof subordinated in right and time of payment to the Obligations and otherwise permitted hereunder.
          “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be Consolidated with those of the parent in the parent’s Consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent. Unless otherwise qualified references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower.
          “Syndication Agents” means JPMorgan Chase Bank, N.A. and Citibank, N.A., each in their capacity as syndication agent hereunder, and any successor thereto.
          “Taxes” shall have the meaning assigned thereto in Section 5.12(a).
          “Termination Event” means: (a) a “Reportable Event” described in Section 4043 of ERISA, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.
          “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (signed February 7, 1992), as amended from time to time.

          “UCC” means the Uniform Commercial Code as in effect in the State of New York, as amended, restated or otherwise modified from time to time.
          “Uniform Customs” means, with respect to Letters of Credit issued prior to the Amendment Date, the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500, and with respect to Letters of Credit issued on or after the Amendment Date, the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600.
          “United States” means the United States of America.
          “Wachovia” means Wachovia Bank, National Association, a national banking association, and its successors.
          “Wholly-Owned” means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary (other than directors’ qualifying shares) are, directly or indirectly, owned or controlled by any Credit Party and/or one or more of its Wholly-Owned Subsidiaries.
SECTION 1.2. General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Any reference herein to “Charlotte time” shall refer to the applicable time of day in Charlotte, North Carolina.
SECTION 1.3. Other Definitions and Provisions. (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.
          (b) Miscellaneous. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
          (c) Any reference or usage of the word “amount” herein as it pertains to any Obligation denominated in an Alternative Currency shall be deemed to be a reference or usage of the term “Dollar Amount.”
ARTICLE II REVOLVING CREDIT FACILITY
SECTION 2.1. Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Revolving Credit Loans in Dollars to the Borrower from time to time from the Closing Date through the Revolving Credit Termination Date as requested by the Borrower in accordance with the terms of Section 2.2; provided, that (a) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Borrowing Availability Limit in effect at such time and (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrower shall not at any time exceed such Lender’s Revolving Credit Commitment less such Lender’s participations in outstanding L/C Obligations. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Termination Date.
SECTION 2.2. Procedure for Advances of Revolving Credit Loans. (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a “Notice of Revolving Credit Borrowing”) not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the unused amount of the Revolving Credit Commitment, or if less, (x) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof and (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (C) whether such Revolving Credit Loan is to be a LIBOR Rate Loan or Base Rate Loan, and (D) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Revolving Credit Borrowing.
          (b) Disbursement of Revolving Credit Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice of account designation, substantially in the form of Exhibit C hereto (a “Notice of Account Designation”), delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.2 for which any Lender is responsible to the extent that such Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Revolving Credit Loan.
SECTION 2.3. Repayment of Revolving Credit Loans. (a) Repayment on Termination Date. The Borrower shall repay the outstanding principal amount of all Revolving Credit Loans in full on the Revolving Credit Termination Date, with all accrued but unpaid interest thereon.
          (b) Mandatory Repayment of Excess Extensions of Credit. (i) If at any time the outstanding principal amount of all Revolving Credit Loans plus the Dollar Amount of all outstanding L/C Obligations exceeds the Revolving Credit Commitment, the Borrower shall repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Revolving Credit Loans and/or furnish cash collateral reasonably satisfactory to the Administrative Agent or repay the L/C Obligations in an amount equal to such excess. Such cash collateral shall be applied in accordance with Section 12.2(b).

          (ii) Excess Alternative Currency Letters of Credit. If the Administrative Agent shall determine that the outstanding principal Dollar Amount of all outstanding Letters of Credit denominated in an Alternative Currency exceeds one hundred and five percent (105%) of the lesser of (A) the L/C Commitment less the sum of the outstanding principal amount of all L/C Obligations denominated in Dollars and (B) the Alternative Currency L/C Commitment, in each case as of the last Business Day of any calendar month during the term hereof, then not later than three (3) Business Days after notice of the amount of such excess from the Administrative Agent to the Borrower, the Borrower shall deposit an amount in Dollars equal to such excess with the Administrative Agent to be held as cash collateral in accordance with Section 12.2(b).
          (c) Optional Repayments. The Borrower may at any time and from time to time repay the Revolving Credit Loans, in whole or in part, upon at least three (3) Business Days’ irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day’s irrevocable notice with respect to Base Rate Loans, in the form attached hereto as Exhibit D (a “Notice of Prepayment”) specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $250,000 in excess thereof with respect to Base Rate Loans and $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans.
          (d)Limitation on Repayment of LIBOR Rate Loans. The Borrower may not repay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.10 hereof.
SECTION 2.4. Evidence of Debt. (a) The Administrative Agent shall maintain a register and a subaccount therein for each Lender (the “Register”), in which shall be recorded (i) the amount of each Revolving Credit Loan made hereunder, including each Revolving Credit Loan evidenced by a Revolving Credit Note, and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.
          (b) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.4(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded, absent manifest error; provided, however, that the failure of the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to the Borrower in accordance with the terms of this Agreement.
          (c) The Borrower hereby agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Revolving Credit Note of such Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A.
SECTION 2.5. Permanent Reduction of the Revolving Credit Commitment. (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof.
          (b) Each permanent reduction of the Revolving Credit Commitment made pursuant to this Section 2.5 shall be accompanied, if necessary, by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the amount by which the aggregate then undrawn and unexpired amount of such Letters of Credit exceeds the Revolving Credit Commitment as so reduced. Any reduction of the Revolving Credit Commitment to zero (including upon termination of the Revolving Credit Facility on the Revolving Credit Termination Date) shall be accompanied by payment of all outstanding Revolving Credit Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Revolving Credit Facility. Such cash collateral shall be applied in accordance with Section 12.2(b). If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.10 hereof.
          (c) Non-Ratable Reduction. The Borrower shall have the right, at any time, upon at least ten Business Days’ notice to a Defaulting Lender (with a copy to the Administrative Agent), to terminate in whole such Lender’s Commitments. Such termination shall be effective, (x) with respect to such Lender’s unused Commitment, on the date set forth in such notice, provided, however, that such date shall be no earlier than ten Business Days after receipt of such notice and (y) with respect to each Loan outstanding to such Lender, in the case of Base Rate Loans, on the date set forth in such notice and, in the case of LIBOR Rate, on the last day of the then current Interest Period relating to such Loan. Upon termination of a Lender’s Commitments under this Section 2.5(c), the Borrower will pay or cause to be paid all principal of, and interest accrued to the date of such payment on, Loans owing to such Lender and pay any accrued Commitment Fees or L/C Fees payable to such Lender pursuant to the provisions of Sections 5.3(a) or 3.3(a), and all other amounts payable to such Lender hereunder (including, but not limited to, any increased costs or other amounts owing under Sections 5.9(c) or 5.11 and any indemnification for Taxes under Section 5.12); and, if such Lender is an Issuing Lender, the Borrower shall pay to the Administrative Agent for deposit in a cash collateral account as described in Section 12.2(b) an amount equal to the undrawn and unexpired amount of all Letters of Credit issued by such Issuing Lender, and upon such payments, the obligations of such Lender hereunder shall, by the provisions hereof, be released and discharged; provided, however, that such Lender’s rights under Sections 5.9(c), 5.11, 5.12 and 14.2, and, in the case of an Issuing Bank, Sections 3.3(b) and 12.2(b), and its obligations under Section 13.7 shall survive such release and discharge as to matters occurring prior to such date. The aggregate amount of the Commitments of the Lenders once reduced pursuant to this Section 2.5(c) may not be reinstated.
SECTION 2.6. Termination of Revolving Credit Facility. The Revolving Credit Facility shall terminate on the earliest of (a) May 16, 2010, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5(a), and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).
SECTION 2.7. Non-Funding Lenders. Anything contained herein to the contrary notwithstanding, if any Lender defaults (a “Non-Funding Lender”) in its obligation to fund (a “Funding Default”) any advances on Revolving Credit Loans (in each case, a “Defaulted Advance”), then (a) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Non-Funding Lender shall have been reduced to zero, any prepayment of the Revolving Credit Loans pursuant to Section 2.3 shall, if the Borrower so directs at the time of making such prepayment, be applied to the Revolving Credit Loans of other Lenders as if such Non-Funding Lender had no Revolving Credit Loans outstanding; (b) such Non-Funding Lender’s Revolving Credit Commitment and outstanding Revolving Credit Loans shall be excluded for purposes of calculating the commitment fee payable to Lenders pursuant to Section 5.3 in respect of any day during any Default Period with respect to such Non-Funding Lender, and such Non-Funding Lender shall not be entitled to receive any commitment fee pursuant to Section 5.3 for any Default Period with respect to such Non-Funding Lender; and (c) the aggregate amount of the Revolving Credit Loans as at any date of determination shall be calculated as if such Non-Funding Lender had funded all Defaulted Loans of such Non-Funding Lender. No Revolving Credit Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.7, performance by the Borrower of its obligations hereunder shall not be excused or otherwise modified as a result of any Funding Default or the operation of this Section 2.7. The rights and remedies against a Non-Funding Lender under this Section 2.7 are in addition to other rights and remedies that the Borrower, the Administrative Agent, and Issuing Lender or any other Lender may have against such Non-Funding Lender with respect to any Funding Default.
ARTICLE III LETTER OF CREDIT FACILITY
SECTION 3.1. L/C Commitment. Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue trade and standby letters of credit (“Letters of Credit”) for the account of the Borrower and its specified Subsidiaries on any Business Day from the Closing Date to but not including the Revolving Credit Termination Date in such form as may be approved from time to time by such Issuing Lender; provided, however, that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the L/C Obligations on account of Letters of Credit denominated in an Alternative Currency would exceed the Alternative Currency L/C Commitment, (c) the aggregate principal amount of outstanding Revolving Credit Loans, plus the aggregate principal amount of L/C Obligations would exceed the Revolving Credit Commitment or (d) the L/C Obligations in respect of trade Letters of Credit would exceed $400,000,000 or the L/C Obligations in respect of standby Letters of Credit would exceed $50,000,000. Each Letter of Credit shall (i) be denominated in (A) Dollars, if such Letter of Credit is a standby Letter of Credit, or (B) Dollars or an Alternative Currency, if such Letter of Credit is a trade Letter of Credit, (ii) be a trade or standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date no later than ten Business Days prior to the Revolving Credit Termination Date, and (iv) be subject to the Uniform Customs and/or ISP 98, as set forth in the Application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if (x) such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law or (y) any Lender has defaulted in its obligation to fund Loans hereunder or is at such time a Defaulting Lender, unless the applicable Issuing Lender has entered into arrangements satisfactory to such Issuing Lender with the Borrower or such Lender, including the provision of sufficient cash collateral or other credit support acceptable to such Issuing Lender, to eliminate such Issuing Lender’s actual or potential

Disproportionate Facility Risk (as defined below) with respect to such Lender as to either the Letter of Credit then proposed to be issued or such Letter of Credit and all other L/C Obligations as to which such Issuing Lender has such actual or potential Disproportionate Facility Risk, as it may elect in its sole and absolute discretion. “Disproportionate Facility Risk” means, as of any date of determination, with respect to the Issuing Lender and any Defaulting Lender or Lender has defaulted in its obligation to fund Loans hereunder, the sum of (A) all unfunded participations in L/C Obligations at such date and (B) without duplication, all unfunded Base Rate Loans at such date that have been requested but not funded under Section 3.5(c) to refinance L/C Obligations, in each case allocable to such Defaulting Lender or Lender has defaulted in its obligation to fund Loans hereunder, other than L/C Obligations as to which cash collateral or other credit support satisfactory to the Administrative Agent and the Issuing Lender has been provided. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires. Each Outstanding Letter of Credit shall be deemed to have been issued under this Agreement.
SECTION 3.2. Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that any Issuing Lender issue a Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) by delivering to such Issuing Lender at any Issuing Lender’s office at any address mutually acceptable to the Borrower and such Issuing Lender an Application therefor, including, if applicable, the office of such Issuing Lender’s Correspondent, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Upon receipt of any Application, such Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI hereof, promptly issue the Letter of Credit (or amend, extend or renew the outstanding Letter of Credit) requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the Borrower. Within fifteen (15) Business Days after the end of each month, the Administrative Agent shall report to each Lender the average daily outstandings for each day in such month for all Letters of Credit during the previous month.
SECTION 3.3. Fees and Other Charges. (a) The Borrower shall pay to the Administrative Agent, for the account of each Issuing Lender and the L/C Participants, a letter of credit fee (the “L/C Fee”) (i) with respect to each trade Letter of Credit, in an amount equal to the Applicable Margin for trade Letters of Credit times the average daily undrawn amount of such issued Letter of Credit as reported by the Administrative Agent pursuant to Section 3.2 and (ii) with respect to each standby Letter of Credit, in an amount equal to the Applicable Margin for standby Letters of Credit times the face amount of such Letter of Credit. Such fee shall be payable quarterly in arrears (x) for trade Letters of Credit, within fifteen (15) Business Days after the end of each calendar quarter and on the Revolving Credit Termination Date and (y) for standby Letters of Credit, within fifteen (15) Business Days after the end of each calendar quarter and on the Revolving Credit Termination Date.
          (b) In addition to the foregoing commission, the Borrower shall pay the Issuing Lenders an issuance fee of one tenth percent (1/10%) per annum on the face amount of each standby Letter of Credit, payable quarterly in arrears within fifteen (15) Business Days after the end of each calendar quarter of each calendar quarter and on the Revolving Credit Termination Date.
          (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to each Issuing Lender and the L/C Participants all fees received by the Administrative Agent in accordance with their respective Revolving Credit Commitment Percentages.
SECTION 3.4. L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in such Issuing Lender’s obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount in Dollars equal to such L/C Participant’s Revolving Credit Commitment Percentage of the Dollar Amount of such draft, or any part thereof, which is not so reimbursed.
          (b) Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, the Administrative Agent shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to such Issuing Lender the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of any Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to any Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.
          (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section 3.4, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, or any payment of interest on account thereof), such Issuing Lender will distribute to such L/C Participant its pro rata share thereof in accordance with such L/C Participant’s Revolving Credit Commitment Percentage; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

SECTION 3.5. Reimbursement. (a) Reimbursement by the Borrower. The Borrower agrees to reimburse each Issuing Lender on each date the Administrative Agent notifies the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender in connection with such payment (other than those payable pursuant to Section 3.5(b) below). Each such payment shall be made to any Issuing Lender at its address for notices specified herein (i) in Dollars if such Letter of Credit was denominated in Dollars or (ii) in Dollars or the applicable Alternative Currency, at the option of the Borrower, if such Letter of Credit was denominated in an Alternative Currency, and in each case, in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article III from the day immediately following the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue.
          (b) Exchange Indemnification and Increased Costs. The Borrower shall, upon demand from any Issuing Lender or L/C Participant, pay to such Issuing Lender or L/C Participant, the amount of (i) any loss or cost or increased cost incurred by such Issuing Lender or L/C Participant, (ii) any reduction in any amount payable to or in the effective return on the capital to such Issuing Lender or L/C Participant, (iii) any currency exchange loss, in each case with respect to clauses (i), (ii) and (iii), that such Issuing Lender or L/C Participant sustains as a result of the Borrower’s repayment in Dollars of any Letter of Credit denominated in an Alternative Currency or (iv) any interest or any other return, including principal, foregone by such Issuing Lender as a result of the introduction of, change over to or operation of the euro in any member state participating in the euro. A certificate of such Issuing Lender setting forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate such Issuing Lender shall be conclusively presumed to be correct save for manifest error.
          (c) Reimbursement by the Lenders. If the Borrower fails to timely reimburse such Issuing Lender on the date the Borrower receives the notice referred to in this Section 3.5, the Borrower shall be deemed to have timely given a Notice of Revolving Credit Borrowing pursuant to Section 2.2 hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount in Dollars equal to the Dollar Amount (as of the date of funding of such Base Rate Loan by each Lender) of such draft paid, together with any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender and to be reimbursed pursuant to this Section 3.5 and, regardless of whether or not the conditions precedent specified in Article VI have been satisfied, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and costs and expenses. Notwithstanding the foregoing, nothing in this Section 3.5 shall obligate the Lenders to make such Base Rate Loans if the making of such Base Rate Loans would violate the automatic stay under federal bankruptcy laws.
SECTION 3.6. Obligations Absolute. The Borrower’s obligations under this Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against any Issuing Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with each Issuing Lender that no Issuing Lender shall be responsible for, and the Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of

Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Lender’s gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and/or ISP 98, as set forth in the Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York, shall be binding on the Borrower and shall not result in any liability of any Issuing Lender to the Borrower. The responsibility of each Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.
SECTION 3.7 Effect of Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.
ARTICLE IV [RESERVED]
ARTICLE V GENERAL LOAN PROVISIONS
SECTION 5.1. Interest. (a) Interest Rate Options. Subject to the provisions of this Section 5.1, at the election of the Borrower, the aggregate principal balance of any Revolving Credit Loans shall bear interest at (i) the Base Rate plus the Applicable Margin or (ii) the LIBOR Rate plus the Applicable Margin; provided that LIBOR Rate Loans shall not be available until three (3) Business Days after the Closing Date unless the Borrower executes and delivers an indemnity in favor of the Administrative Agent and the Lenders in form and substance satisfactory to them. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Revolving Credit Loan at the time a Notice of Revolving Credit Borrowing is given pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Each Revolving Credit Loan or portion thereof bearing interest based on the Base Rate shall be a “Base Rate Loan”, and each Revolving Credit Loan or portion thereof bearing interest based on the LIBOR Rate shall be a “LIBOR Rate Loan.” Any Revolving Credit Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.
                   (b) Interest Periods. In connection with each LIBOR Rate Loan, the Borrower, by giving notice at the times described in Section 5.1(a), shall elect an interest period (each, an “Interest Period”) to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), or six (6) months (or nine (9) or twelve (12) months or any other period if available from all Lenders) with respect to each LIBOR Rate; provided that:
          (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

     (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;
     (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
     (iv) no Interest Period shall extend beyond the Revolving Credit Termination Date; and
     (v) there shall be no more than six (6) Interest Periods for Revolving Credit Loans in effect at any time.
          (c) Default Rate. Subject to Section 12.3, at the discretion of the Administrative Agent and Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the amount of Revolving Credit Loans outstanding after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.
          (d) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing June 30, 2005; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period exceeds three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.
          (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Loan Documents charged or collected pursuant to the terms of this Agreement or pursuant to any other Loan Document exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

SECTION 5.2. Notice and Manner of Conversion or Continuation of Revolving Credit Loans. Provided that no Event of Default has occurred and is then continuing, the Borrower shall have the option (a) to convert all or any portion of its outstanding Base Rate Loans in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b), (i) to convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $250,000 in excess thereof into Base Rate Loans or (ii) to continue such LIBOR Rate Loans as LIBOR Rate Loans for an additional Interest Period; provided that if any conversion or continuation is made prior to the expiration of any Interest Period, the Borrower shall pay any amount required to be paid pursuant to Section 5.10 hereof. Whenever the Borrower desires to convert or continue Revolving Credit Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Revolving Credit Loan is to be effective (except in the case of a conversion of a LIBOR Rate Loan to a Base Rate Loan in which case same day notice by the Borrower shall be sufficient) specifying (A) the Revolving Credit Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Revolving Credit Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.
SECTION 5.3. Fees. (a) Commitment Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the Applicable Margin on the unused amount of the Revolving Credit Commitment. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter for the period commencing on the Amendment Date and ending on the Revolving Credit Termination Date. The Commitment Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders’ respective Revolving Credit Commitment Percentages.
          (b) Administrative Agent’s and Other Fees. In order to compensate the Administrative Agent for its obligations hereunder, the Borrower agrees to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated April 26, 2005.
SECTION 5.4. Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Revolving Credit Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any other Loan Document shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Revolving Credit Commitment Percentages (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender’s Revolving Credit Commitment Percentage (except as specified below), and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the L/C Participants’ commissions shall be made in like manner, but for the account of the L/C Participants. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Article IV or Section 5.9, 5.10, 5.11, 5.12 or 14.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii), if any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.
SECTION 5.5. Crediting of Payments and Proceeds. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, all payments received by the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower hereunder, then to all indemnity obligations then due and payable by the Borrower hereunder, then to all Administrative Agent’s fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest hereunder or under any other Loan Document, and Reimbursement Obligation (pro rata in accordance with all such amounts due), then to the principal amount hereunder or under any other Loan Document, Reimbursement Obligation and any termination payments due in respect of a Hedging Agreement with any Lender or Affiliate of a Lender (which Hedging Agreement is permitted hereunder) (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 12.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order.
SECTION 5.6. Adjustments. If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any Collateral or other collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and Collateral and other collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender’s Extensions of Credit Obligations, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender’s Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.
SECTION 5.7. Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Revolving Credit Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Sections 2.2(b), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.7 shall be conclusive, absent manifest error. If such Lender’s Revolving Credit Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to such borrowing, on demand, from the Borrower. The failure of any Lender to make available its Revolving Credit Commitment Percentage of any Revolving Credit Loan requested by the Borrower shall not relieve it or any other Lender of its obligation hereunder to make its Revolving Credit Commitment Percentage of such Revolving Credit Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Revolving Credit Commitment Percentage of such Revolving Credit Loan available on the borrowing date.
SECTION 5.8. Joint and Several Liability of the Credit Parties. (a) Each of the Credit Parties is jointly and severally liable not merely as a surety but as a co-debtor for each and every Obligation. Each of the Credit Parties is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly or indirectly, of each of the Credit Parties and in consideration of the undertakings of each of the Credit Parties to accept joint and several liability for the Obligations.
          (b) Except as otherwise expressly provided herein, each Credit Party hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Revolving Credit Loans and Letters of Credit made under this Agreement and the other Loan Documents, notice of occurrence of any Default or Event of Default, or of any demand for any payment under this Agreement and notice of any action at any time taken or omitted by the Administrative Agent or any Lender under or in respect of any of the Obligations hereunder. Each Credit Party hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of any of the Credit Parties and any other entity or person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Credit Party hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or any Lender at any time or times in respect of any default by any Credit Party in the performance or satisfaction of any term, covenant, condition or provision of this Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Administrative Agent or any Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Credit Party or any other entity or person primarily or secondarily liable for any Obligation. If for any reason any of the Credit Parties has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the Credit Parties by reason of such Credit Party’s insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Agreement and the other Loan Documents shall nevertheless be binding on each of the other Credit Parties to the same extent as if such Credit Party at all times had been the sole obligor on such Obligations. The Obligations of each Credit Party under this Section 5.8 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Credit Party, the Administrative Agent or any Lender.
          (c) If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any of the Credit Parties, or otherwise, the provisions of this Section 5.8 will forthwith be reinstated in effect as though such payment had not been made.
          (d) Until the payment and performance in full of all the Obligations, none of the Credit Parties shall exercise and each hereby waives any rights against the other Credit Parties as a result of payment by such Credit Party hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and none of the Credit Parties will prove any claim in competition with the Administrative Agent or any Lender in respect of any payment hereunder in bankruptcy, insolvency, or reorganization proceedings of any nature; none of the Credit Parties will claim any set-off, recoupment or counterclaim against any of the other Credit Parties in respect of any liability of one Credit Party to another Credit Party. Each of the Credit Parties hereby agrees that the payment of any amounts due with respect to any indebtedness owing by any of the Credit Party to any other Credit Party is hereby subordinated to the prior payment in full in cash of the Obligations. Each Credit Party agrees that, after the occurrence and during the continuance of any Default or Event of Default hereunder, none of the Credit Parties will demand, sue for or otherwise attempt to collect any indebtedness of any other Credit Party to such Credit Party until all of the Obligations of the Credit Parties hereunder shall have been paid in full in cash. If, notwithstanding the foregoing sentence, any Credit Party shall collect, enforce or receive any amounts in respect of such indebtedness in violation of the foregoing sentence while any Obligations of the Credit Parties are still outstanding, such amounts shall be collected, enforced and received by such Credit Party as trustee for the Administrative Agent and the Lenders and be paid over to the Administrative Agent on account of the Obligations without affecting in any manner the liability of such Credit Party under the other provisions hereof.
SECTION 5.9. Changed Circumstances. (a) Circumstances Affecting LIBOR Rate Availability. If with respect to any Interest Period: (i) the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in the applicable currency, in the applicable amounts are not being quoted via British Bankers’ Association Interest Settlement Rates (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits of the applicable currency in the London interbank market) or offered to the Administrative Agent or such Lender for such Interest Period; or (ii) the Required Lenders reasonably determine (which determination shall be conclusive) and notify the Administrative Agent that the LIBOR Rate will not adequately and fairly reflect the cost to the Required Lenders of funding LIBOR Rate Loans for such Interest Period; then the Administrative Agent shall forthwith give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Revolving Credit Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan as of the last day of such Interest Period.
          (b) Laws Affecting LIBOR Rate Availability. If, after the Closing Date, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the Closing Date of any such Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Revolving Credit Loan or continue any Revolving Credit Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan or a Loan that bears interest at the Base Rate for the remainder of such Interest Period.
          (c) Increased Costs. If, after the Closing Date, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the Closing Date of such Authority, central bank or comparable agency:
     (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Revolving Credit Loan, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Revolving Credit Loan, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or
     (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Revolving Credit Loan; and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under any other Loan Document in respect of a LIBOR Rate Loan or Letter of Credit or Application, then such Lender may promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent and the applicable Lender will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.9(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender’s reasonable discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical; provided that no compensation shall be payable pursuant to the above if the applicable Lender fails to demand compensation for such increased costs within one-hundred eighty (180) days following the date on which such Lender has actual knowledge of the event resulting in such increase. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
          (d) Mitigation Obligations; Replacement of Lenders.
          (i) If any Lender requests compensation under this Section 5.9, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.12, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to this Section 5.9 or Section 5.12, as the case may be, in the future and (B) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
          (ii) If any Lender requests compensation under this Section 5.9, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.12, or if any Lender defaults in its obligation to fund Loans hereunder or is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 14.10), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a participation in a Letter of Credit is being assigned, the Issuing Lender that issued such Letter of Credit), which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Credit Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation under this Section 5.9, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
SECTION 5.10. Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Revolving Credit Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss, cost or expense to any Lender shall be deemed to equal an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid, were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the London interbank market; provided that no compensation shall be payable pursuant to the above if the applicable Lender fails to demand compensation for such increased costs within one-hundred eighty (180) days following the date on which such Lender has actual knowledge of the event resulting in such increase. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
SECTION 5.11. Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request issued after the Closing Date from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to any Lender’s Revolving Credit Commitment and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction; provided that no compensation shall be payable pursuant to the above if the applicable Lender fails to demand compensation for such increased costs within one-hundred eighty (180) days following the date on which such lender has actual knowledge of the event resulting in such increase. A certificate of such Lender setting forth in reasonable detail the basis for determining such amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
SECTION 5.12. Taxes. (a) Payments Free and Clear. Any and all payments by the Borrower hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed on (or measured by) its net income by the United States of America or by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or its principal office is located or is or should be qualified to do business or any political subdivision thereof, or in the case of any Lender, in which its applicable Lending Office is located (provided, however, that no Lender shall be deemed to be located in any jurisdiction solely as a result of taking any action related to this Agreement or the Notes or Letters of Credit) and (ii) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (i) above (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.12) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 5.12(d). The Borrower shall not, however, be required to pay any amounts pursuant to clause (A) of the preceding sentence to any Foreign Lender or the Administrative Agent not organized under the laws of the United States of America or a state thereof (or the District of Columbia) if such Foreign Lender or the Administrative Agent fails to comply with the requirements of paragraph (e) of this Section 5.12 or Section 5.9(d), as the case may be.
     (b) Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents (hereinafter referred to as “Other Taxes”).
     (c) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.12) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability prepared by a Lender or the Administrative Agent, absent manifest error, shall be conclusive, provided that if the Borrower reasonably believes that such Taxes or Other Taxes were not correctly or legally asserted, such

Lender or the Administrative Agent (as the case may be) shall use reasonable efforts to cooperate with the Borrower, at the Borrower’s expense, to obtain a refund of such Taxes or Other Taxes. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. If a Lender or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it promptly shall notify the Borrower of the availability of such refund and shall, within sixty (60) days after receipt of a request by the Borrower pursue or timely claim such refund at the Borrower’s expense. If any Lender or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender or the Administrative Agent has received payment from the Borrower hereunder, it promptly shall repay such refund (plus interest received, if any) to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.12 with respect to Taxes or Other Taxes giving rise to such refund), provided that the Borrower, upon the request of such Lender or the Administrative Agent, agrees to return such refund (plus any penalties, interest or other charges required to be paid) to such Lender or the Administrative Agent in the event such Lender or the Administrative Agent is required to repay such refund to the relevant taxing authority.
          (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 14.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.
          (e) Delivery of Tax Forms. Each Foreign Lender shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance (i) two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms), properly completed and certifying in each case that such Foreign Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each Foreign Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form W-8BEN or W-8ECI and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-8BEN or W-8ECI that such Foreign Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Foreign Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.
          (f) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.12 shall survive the payment in full of the Obligations and the termination of the Revolving Credit Commitment.
ARTICLE VI CLOSING; CONDITIONS OF CLOSING AND BORROWING

SECTION 6.1. Closing. The closing shall take place at the offices of Shearman & Sterling LLP at 10:00 a.m. on May 16, 2005 or at such other location, on such other date and at such other time as the parties hereto shall mutually agree.
SECTION 6.2. Conditions to Closing and Initial Revolving Credit Loans and Letters of Credit. The obligation of the Lenders to close this Agreement and to make the initial Revolving Credit Loans or issue the initial Letters of Credit is subject to the satisfaction or waiver of each of the following conditions:
     (a) Executed Loan Documents. This Agreement and the Revolving Credit Notes (to the extent requested as provided herein) shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Administrative Agent.
     (b) Closing Certificates; Etc.
     (i) Officers’ Certificate of the Borrower. The Administrative Agent shall have received a certificate from a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects; that the Borrower is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each of the closing conditions has been satisfied or waived (assuming satisfaction of the Administrative Agent where not advised otherwise).
     (ii) General Certificate of each Credit Party. The Administrative Agent shall have received a certificate of the secretary, assistant secretary or general counsel of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing, in the case of the Borrower, the borrowings contemplated hereunder and, in the case of each Credit Party, the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party.
     (iii) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of Ira M. Dansky, General Counsel to the Borrower, Cravath, Swaine & Moore LLP, special counsel to the Borrower, Schnader Harrison Segal & Lewis LLP, Pennsylvania counsel to the Borrower, and Drinker Biddle & Reath LLP, New Jersey counsel to the Borrower, each addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Lenders shall reasonably request.
     (c) Consents; Defaults.
     (i) Governmental and Third Party Approvals. The Borrower shall have obtained all material approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents.
     (ii) No Event of Default. No Default or Event of Default shall have occurred and be continuing.
     (d) Financial Matters.
     (i) Financial Statements. The Administrative Agent shall have received the audited Consolidated financial statements of Jones Apparel Group and its Subsidiaries for the Fiscal Year ended on December 31, 2004 and the unaudited financial statements of Jones Apparel Group and its Subsidiaries for the fiscal quarter ended on April 2, 2005.
     (ii) Financial Condition Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified by a Responsible Officer, that the financial projections previously delivered to the Administrative Agent were prepared in good faith based upon assumptions believed to be reasonable at the time.
     (iii) Payment at Closing; Fee Letters. The Borrower shall have paid the fees set forth or referenced in Section 5.3(c) and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, reasonable legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the fee letter agreement referred to in Section 5.3(c).
     (e) Miscellaneous.
     (i) Notice of Revolving Credit Borrowing. The Administrative Agent shall have received a Notice of Revolving Credit Borrowing from the Borrower in accordance with Section 2.2(a), and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Revolving Credit Loans made after the Closing Date are to be disbursed.
     (ii) Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lenders.
     (iii) Investment Policy. The Borrower shall have delivered to the Administrative Agent a true and complete copy of the investment policy referenced in Section 11.4(b) in form and content reasonably acceptable to the Administrative Agent.
     (f) Refinancing. On the Closing Date hereunder, (i) all outstanding loans under the Prior Credit Agreement (“Existing Loans”) shall be replaced by Revolving Credit Loans hereunder and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Revolving Credit Loans, together with any Revolving Credit Loans funded on the Closing Date, reflect the Revolving Credit Commitment of the Lenders hereunder, (ii) all outstanding letters of credit issued pursuant to the Prior Credit Agreement shall be deemed Letters of Credit hereunder and each Lender shall purchase a participation therein pursuant to Section 3.4 in accordance with its Revolving Credit Commitment Percentage, (iii) there shall have been paid in cash in full all accrued but unpaid interest due on the Existing Loans up to but excluding the Closing Date, (iv) there shall have been paid in cash in full all accrued but unpaid fees due under the Prior Credit Agreement up to but excluding the Closing Date and all other amounts, costs and expenses then owing to any of the Prior Lenders and/or any Agent, as agent under the Prior Credit Agreement, in each case to the satisfaction of such Agent or Prior Lender, as the case may be, regardless of whether or not such amounts would otherwise be due and payable at such time pursuant to the terms of the Prior Credit Agreement, (v) all outstanding promissory notes issued by the Borrower to the Prior Lenders under the Prior Credit Agreement shall be deemed canceled and the originally executed copies thereof shall be canceled and promptly returned to the Administrative Agent who shall promptly forward such notes to the Borrower and (vi) the commitments and, except as expressly set forth in the Prior Credit Agreement, other obligations and rights of the Borrower and the Prior Lenders shall be terminated without any further action hereunder or thereunder.
SECTION 6.3. Conditions to Extensions of Credit. The obligations of the Lenders to make any Extensions of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:
     (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct on and as of such borrowing or issuance date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.
     (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Revolving Credit Loan or after giving effect to the Revolving Credit Loans to be made on such date or (ii) on the issue, extension or renewal date with respect to such Letter of Credit or after giving effect to such Letter of Credit on such date.
     (c) Borrowing Availability Limit. In the case of an Extension of Credit consisting of a Revolving Credit Loan, the Borrowing Availability Limit shall exceed the aggregate principal amount of all Revolving Credit Loans outstanding after giving effect to the Revolving Credit Loans to be made on such date, as set forth in the Notice of Revolving Credit Borrowing.
ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES
SECTION 7.1. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and Lenders that:
     (a) Organization; Power; Qualification. Each of the Credit Parties and their Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
     (b) Ownership. Each Subsidiary of each of the Credit Parties as of the Amendment Date is listed on Schedule 7.1(b). As of the Amendment Date, the capitalization of the Credit Parties and their Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.1(b). As of the Amendment Date, all outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders of the Subsidiaries of the Credit Parties and the number of shares owned by each as of the Amendment Date are described on Schedule 7.1(b). As of the Amendment Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Credit Parties or their Subsidiaries, except as described on Schedule 7.1(b).
     (c) Authorization of Agreement, Loan Documents and Borrowing. Each of the Credit Parties and, if applicable, their Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party in accordance with their respective terms. Each of the Loan Documents have been duly executed and delivered by the duly authorized officers of the Credit Parties and each of their Subsidiaries party thereto, as applicable, and each such document constitutes the legal, valid and binding obligation of the Credit Parties and, if applicable, each of their Subsidiaries party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
     (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. None of (w) the execution, delivery and performance by the Credit Parties and their Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby, (x) the grant by the Collateral Grantors of the Liens granted by them pursuant to the Collateral Documents, (y) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (z) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents: do or will, by the passage of time, the giving of notice or otherwise, (i) require any of the Credit Parties or any of their Subsidiaries to obtain any Governmental Approval not otherwise already obtained or violate any Applicable Law relating to the Credit Parties or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Credit Parties or any of their Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, or (iii) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any material Lien upon or with respect to any property now owned or hereafter acquired by such Person.
     (e) Compliance with Law; Governmental Approvals. Other than with respect to environmental matters, which are treated exclusively in Section 7.1(h) hereof, each of the Credit Parties and their Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties; in each case, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
     (f) Tax Returns and Payments. Each of the Credit Parties and their Subsidiaries has timely filed or caused to be timely filed all federal and state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal and state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except (a) taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party or Subsidiary, as applicable, has set aside on its books adequate reserves to the extent required by GAAP or (b) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. No Governmental Authority has asserted any material Lien or other claim against the Credit Parties or any Subsidiary thereof with respect to unpaid taxes (except for taxes not yet due) which has not been discharged or resolved.
     (g) Intellectual Property Matters. Each of the Credit Parties and its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. No event has occurred which, to the knowledge of the Credit Parties, permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and, to the knowledge of the Credit Parties, neither the Credit Parties nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except as could not reasonably be expected to have a Material Adverse Effect.
     (h) Environmental Matters. Except as could not reasonably be expected to have a Material Adverse Effect:
     (i) The properties of the Credit Parties and their Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws;
     (ii) The properties of the Credit Parties and their Subsidiaries and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there are no Hazardous Materials at, under or about such properties or such operations in amounts or concentrations which could reasonably be expected to interfere with the continued operation of such properties;

     (iii) Neither any of the Credit Parties nor any Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, nor does any of the Credit Parties or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;
     (iv) To the knowledge of the Credit Parties, Hazardous Materials have not been transported or disposed of from the properties of the Credit Parties or any of their Subsidiaries in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws, nor, to the knowledge of the Credit Parties, have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner which could reasonably be expected to give rise to liability under, any Environmental Laws;
     (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Credit Parties, threatened, under any Environmental Law to which any of the Credit Parties or any Subsidiary thereof will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the properties or operations of the Credit Parties and their Subsidiaries; and
     (vi) To the knowledge of the Credit Parties, there has been no release, or to the best of the Credit Parties’ knowledge, the threat of release, of Hazardous Materials at or from the properties of the Credit Parties or any of their Subsidiaries, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.
     (i) ERISA.
     (i) Each of the Credit Parties and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where any such non-compliance could not reasonably be expected to have a Material Adverse Effect. Except for any failure that would not reasonably be expected to have a Material Adverse Effect, each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability that could reasonably be expected to result in a Material Adverse Effect has been incurred by the Credit Parties or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;
     (ii) No accumulated funding deficiency (as defined in Section 412 of the Code) has been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan;
     (iii) Neither the Credit Parties nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code except where any of the foregoing individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;
     (iv) No Termination Event that could reasonably be expected to result in a Material Adverse Effect has occurred or is reasonably expected to occur; and
     (v) No proceeding, claim, lawsuit and/or investigation is existing or, to the knowledge of the Credit Parties, threatened concerning or involving any Employee Benefit Plan that could reasonably be expected to result in a Material Adverse Effect.
     (j) Margin Stock. Neither the Credit Parties nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock, unless the Credit Parties shall have given the Administrative Agent and Lenders prior notice of such event and such other information as is reasonably necessary to permit the Administrative Agent and Lenders to comply, in a timely fashion, with all reporting obligations required by Applicable Law, or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.
     (k) Government Regulation. Neither the Credit Parties nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940, as amended).
     (l) Burdensome Provisions. Neither the Credit Parties nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Credit Parties and their Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.
     (m) Financial Statements. The (i) Consolidated balance sheets of Jones Apparel Group and its Subsidiaries as of December 31, 2007, and the related statements of income, stockholders’ equity and cash flows for the Fiscal Years then ended and (ii) unaudited Consolidated balance sheet of Jones Apparel Group and its Subsidiaries as of April 5, 2008, and related unaudited interim statements of income, stockholders’ equity and cash flows, copies of which have been furnished to the Administrative Agent and each Lender, are complete in all material respects and fairly present in all material respects the assets, liabilities and financial position of Jones Apparel Group and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended, subject to normal year end adjustments. All such financial statements, including the related notes thereto, have been prepared in accordance with GAAP.
     (n) No Material Adverse Change. Since December 31, 2007, there has been no Material Adverse Effect.
     (o) Liens. None of the properties and assets of the Credit Parties or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 11.3.
     (p) Debt and Guaranty Obligations. Schedule 7.1(p) is a complete and correct listing of all Debt and Guaranty Obligations of the Credit Parties and their Subsidiaries as of the Amendment Date in excess of $5,000,000.
     (q) Litigation. Except for matters existing on the Amendment Date and set forth on Schedule 7.1(q), there are no actions, suits or proceedings pending nor, to the knowledge of the Credit Parties, threatened against or affecting the Credit Parties or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect or which relate to the enforceability of any Loan Documents.
     (r) Absence of Defaults. To the knowledge of the Credit Parties, no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (s) Accuracy and Completeness of Information. The Credit Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which they or any of their Subsidiaries are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The written information, taken as a whole, furnished by or on behalf of the Credit Parties to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Credit Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
     (t) The Collateral Documents, upon execution and delivery by the parties thereto, are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject to such agreements and, when financing statements in appropriate form are filed, such security interest shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Collateral, to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to any other Person to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, other than with respect to the rights of Persons pursuant to Liens permitted by Section 11.3.
SECTION 7.2. Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article VII and all representations and warranties contained in any certificate delivered in connection with this Agreement, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.
ARTICLE VIII FINANCIAL INFORMATION AND NOTICES
          Until all the Obligations (other than Obligations under Hedging Agreements) have been paid and satisfied in full and the Revolving Credit Commitment and L/C Commitment have terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Credit Parties will furnish or cause to be furnished to the Administrative Agent (which the Administrative Agent will promptly furnish to the Lenders at their respective addresses as set forth on Schedule 1.1(a), or such other office as may be designated to the Administrative Agent from time to time):
SECTION 8.1. Financial Statements and Projections. (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of the first three fiscal quarters of each Fiscal Year, an unaudited Consolidated balance sheet of Jones Apparel Group and its Subsidiaries as of the close of such fiscal quarter unaudited Consolidated statements of stockholders’ equity and cash flows for the portion of the Fiscal Year then ended, and unaudited Consolidated statements of income for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the preceding Fiscal Year and prepared by Jones Apparel Group in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Responsible Officer to present fairly in all material respects the financial condition of Jones Apparel Group and its Subsidiaries as of their respective dates and the results of operations of Jones Apparel Group and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.
          (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of Jones Apparel Group and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, stockholders’ equity and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by a nationally recognized independent certified public accounting firm in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by Jones Apparel Group or any of its Subsidiaries or with respect to accounting principles followed by Jones Apparel Group or any of its Subsidiaries not in accordance with GAAP.
          (c) Monthly Financial Statements. As soon as practicable and in any event within twenty-five (25) days after the end of each month that is not the last month of a fiscal quarter, an unaudited Consolidated balance sheet of Jones Apparel Group and its Subsidiaries as of the close of such month, unaudited Consolidated financial statement of stockholders’ equity and cash flows for the portion of the Fiscal Year then ended, and unaudited Consolidated statements of income for the fiscal month and year to date periods then ended and for the corresponding periods of (or, in the case of the balance sheet, as of the end of) the preceding Fiscal Year and prepared by Jones Apparel Group in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Responsible Officer to present fairly in all material respects the financial condition of Jones Apparel Group and its Subsidiaries as of their respective dates and the results of operations of Jones Apparel Group and its Subsidiaries for the respective periods then ended.
SECTION 8.2. Officer’s Compliance Certificate. At each time financial statements are delivered pursuant to Section 8.1(a) or (b) a certificate of a Responsible Officer in the form of Exhibit F attached hereto (an “Officer’s Compliance Certificate”).
SECTION 8.3. Accountants’ Certificate. At each time financial statements are delivered pursuant to Section 8.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:
     (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and
     (b) including the calculations prepared by such accountants required to establish whether or not the Credit Parties and their Subsidiaries are in compliance with the financial covenants set forth in Article X hereof as at the end of each respective period.
SECTION 8.4. Other Reports. (a) Promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (i) each report or other filing made by the Credit Parties or any or their Subsidiaries with the Securities and Exchange Commission and required by the Securities and Exchange Commission to be delivered to the shareholders of the Credit Parties or any or their Subsidiaries, (ii) each report made by the Credit Parties or any of their Subsidiaries to the Securities and Exchange Commission on Form 8-K and (iii) each final registration statement of the Credit Parties or any of their Subsidiaries filed with the Securities and Exchange Commission, except in connection with pension plans and other employee benefit plans; and
          (b) Such other information regarding the Collateral, operations, business affairs and financial condition of the Credit Parties or any of their Subsidiaries as the Administrative Agent or any Lender may reasonably request.
SECTION 8.5. Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) Business Days after a principal officer of the Credit Parties obtains knowledge thereof) telephonic (confirmed in writing) or written notice of:
     (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Credit Parties or any Subsidiary thereof or any of their respective properties, assets or businesses which in the reasonable judgment of the Credit Parties could reasonably be expected to have a Material Adverse Effect;

     (b) any notice of any violation received by the Credit Parties or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in the reasonable judgment of the Credit Parties in any such case could reasonably be expected to have a Material Adverse Effect;
     (c) any Default or Event of Default; and
     (d) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof) which could reasonably be expected to have a Material Adverse Effect, (ii) all notices received by the Credit Parties or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Credit Parties or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA which could reasonably have a Material Adverse Effect and (iv) the Credit Parties obtaining knowledge or reason to know that the Credit Parties or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.
SECTION 8.6. Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Credit Parties to the Administrative Agent or any Lender (other than financial forecasts) whether pursuant to this Article VIII or any other provision of this Agreement, shall be, at the time the same is so furnished, true and complete in all material respects.
ARTICLE IX AFFIRMATIVE COVENANTS
          Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the Revolving Credit Commitment and L/C Commitment have terminated, unless consent has been obtained in the manner provided for in Section 14.11, the Credit Parties will, and will cause each of their Subsidiaries to:
SECTION 9.1. Preservation of Corporate Existence and Related Matters. Except as permitted by Section 11.5, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law in which the failure to so qualify would have a Material Adverse Effect.
SECTION 9.2. Maintenance of Property. Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property material to the conduct of its business, ordinary wear and tear excepted; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.
SECTION 9.3. Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law including, without limitation, hazard and business interruption coverage.

SECTION 9.4. Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.
SECTION 9.5. Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay (a) all material taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) subject to the thresholds and other limitations set forth in Section 12.1(f) or Section 12.1(g), all other material indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Credit Parties or such Subsidiary may contest any item described in clause (a) or (b) of this Section 9.5 in good faith so long as adequate reserves are maintained with respect thereto to the extent required by GAAP. It is expected that all payments in respect of the Obligations, the Existing Debt Securities and the Additional Debt Securities will be made by the Borrower.
SECTION 9.6. Compliance With Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to observe or comply could not reasonably be expected to have a Material Adverse Effect.
SECTION 9.7. Environmental Laws. In addition to and without limiting the generality of Section 9.6, (a) comply with, and use best efforts to ensure such compliance by all tenants and subtenants, with all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except where the failure to comply could not reasonably have a Material Adverse Effect, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws except (i) where the failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) to the extent the Credit Parties or any of their Subsidiaries are contesting, in good faith, any such requirement, order or directive before the appropriate Governmental Authority so long as adequate reserves are maintained with respect thereto to the extent required by GAAP, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Credit Parties or such Subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.
SECTION 9.8. Compliance with ERISA. In addition to and without limiting the generality of Section 9.6, (a) comply with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, (b) not take any action or fail to take action the result of which would result in a liability to the PBGC or to a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect, and (c) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan concerning compliance with this covenant as may be reasonably requested by the Administrative Agent.
SECTION 9.9. Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date (including, without limitation, the apparel, footwear, handbags, accessories, jewelry, denim and cosmetics or other women’s accoutrements industries generally) and in lines of business reasonably related thereto (collectively, “Permitted Lines of Business”), or as otherwise permitted pursuant to the terms of this Agreement.
SECTION 9.10. Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time upon reasonable prior notice to visit and inspect its properties; inspect and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.
SECTION 9.11. Use of Proceeds. The Credit Parties shall use the proceeds of the Loans and the Letters of Credit to (a) refinance certain existing Debt, (b) for working capital and general corporate purposes of the Credit Parties and their Subsidiaries, including acquisitions and stock repurchases, and (c) the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby or thereby.
     SECTION 9.12. Further Assurances (a) Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Collateral Document or in the execution, acknowledgment, filing or recordation thereof, and
          (b) Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, agreements, mortgages, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) to the fullest extent permitted by applicable law, subject any Collateral Grantor’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Collateral Document or under any other instrument executed in connection with any Collateral Document to which any Collateral Grantor is or is to be a party, and cause each of its Subsidiaries to do so.
     SECTION 9.13. Covenant to Add Additional Obligors and Give Security. (x) Upon the formation or acquisition of any new direct or indirect Significant Subsidiaries by any Credit Party, then in each case at the Borrower’s expense:

     (a) in connection with the formation or acquisition of a Significant Subsidiary that is not an entity that is a controlled foreign corporation of Jones Apparel Group under Section 957 of the Internal Revenue Code (a “CFC”), within 10 days after such formation or acquisition, cause each such Subsidiary to duly execute and deliver to the Administrative Agent an assumption agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which such Significant Subsidiary will become an Additional Obligor party to this Agreement,
     (b) within 15 days after such formation or acquisition of any new Significant Subsidiary that is not a CFC, cause such Subsidiary to duly execute and deliver to the Administrative Agent security agreement supplements and other security agreements as specified by, and in form and substance satisfactory to, the Administrative Agent, securing payment of all of the Secured Obligations of such Subsidiary,
     (c) within 30 days after such formation or acquisition, take, and cause each newly acquired or newly formed Significant Subsidiary (other than any Subsidiary that is a CFC) to take, whatever action (including, without limitation, the filing of Uniform Commercial Code financing statements) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreement supplements and security agreements delivered pursuant to this Section 9.13, enforceable against all third parties in accordance with their terms,
     (d) within 60 days after such formation or acquisition, deliver to the Administrative Agent a signed copy of a favorable opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Credit Parties acceptable to the Administrative Agent as to (1) the matters contained in clauses (a), (b) and (c) above, (2) such assumption agreements, security agreement supplements and security agreements being legal, valid and binding obligations of each Credit Party party thereto enforceable in accordance with their terms, as to the matters contained in clause (c) above, (3) such filings and other actions being sufficient to create valid perfected Liens on such properties, and (4) such other matters as the Administrative Agent may reasonably request.
          (y) With respect to any Grantor (as defined in the Collateral Documents) and any Significant Subsidiary of the Credit Parties on the Amendment Date, at the Borrower’s expense:
     (e) within 15 days after the Amendment Date, cause each such Grantor or Significant Subsidiary to duly execute and deliver to the Administrative Agent an assumption agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which such Grantor or Significant Subsidiary will become an Additional Obligor party to this Agreement,
     (f) within 15 days after the Amendment Date, cause such Grantor or Significant Subsidiary, to the extent that it has not already done so, to duly execute and deliver to the Administrative Agent security agreement supplements and other security agreements as specified by, and in form and substance satisfactory to, the Administrative Agent, securing payment of all of the Secured Obligations of such Subsidiary,
     (g) within 30 days after the Amendment Date, take, and cause each such Grantor or Significant Subsidiary, to the extent that it has not already done so, to take, whatever action (including, without limitation, the filing of Uniform Commercial Code financing statements) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreement supplements and security agreements delivered pursuant to this Section 9.13, enforceable against all third parties in accordance with their terms,
     (h) within 30 days after the Amendment Date, deliver to the Administrative Agent a signed copy of a favorable opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Credit Parties acceptable to the Administrative Agent as to (1) the matters contained in clauses (e), (f) and (g) above, (2) such assumption agreements, security agreement supplements and security agreements being legal, valid and binding obligations of each Credit Party party thereto enforceable in accordance with their terms, as to the matters contained in clause (g) above, (3) such filings and other actions being sufficient to create valid perfected Liens on such properties, and (4) such other matters as the Administrative Agent may reasonably request.
ARTICLE X FINANCIAL COVENANTS
          Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the Revolving Credit Commitment and L/C Commitment have terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Credit Parties and their Subsidiaries on a Consolidated basis will not:
SECTION 10.1. Interest Coverage Ratio. As of the last day of each fiscal quarter listed below, permit the Interest Coverage Ratio for the period of four (4) consecutive fiscal quarters ending on such date, to be less than the ratio set forth opposite such date:

Fiscal Quarter Ended	Ratio
December 31, 2008	1.70 to 1.00
April 4, 2009	1.70 to 1.00
July 4, 2009	1.70 to 1.00
October 3, 2009	1.70 to 1.00
December 31, 2009	1.85 to 1.00
April 3, 2010	1.85 to 1.00
SECTION 10.2. Covenant Debt to EBITDA Ratio. As of the last day of each fiscal quarter listed below, permit the Covenant Debt to EBITDA Ratio to be more than the ratio set forth opposite such date:

Fiscal Quarter Ended	Ratio
December 31, 2008	4.50 to 1.00
April 4, 2009	4.50 to 1.00
July 4, 2009	4.50 to 1.00
October 3, 2009	4.35 to 1.00
December 31, 2009	3.25 to 1.00
April 3, 2010	3.25 to 1.00

SECTION 10.3. Asset Coverage Ratio. As of the end of each fiscal quarter, permit the Asset Coverage Ratio to be less than 1.75.
ARTICLE XI NEGATIVE COVENANTS
          Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the Revolving Credit Commitment has expired or been terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Credit Parties will not and will not permit any of their Subsidiaries to:
SECTION 11.1. Limitations on Debt and Guaranty Obligations. Create, incur, assume or suffer to exist any Debt, including Guaranty Obligations, except:
     (a) the Obligations of the Credit Parties;
     (b) [Reserved];
     (c) Debt existing on the Amendment Date, as set forth on Schedule 7.1(p);
     (d) Debt of the Credit Parties and their Subsidiaries, not otherwise permitted under this Section 11.1, incurred in connection with (i) Capitalized Leases, (ii) purchase money Debt and (iii) Debt of a Subsidiary incurred and outstanding on or prior to the date on which such Subsidiary was acquired by any Credit Party or otherwise became a Subsidiary of such Credit Party, or Debt assumed by a Credit Party or a Subsidiary thereof in connection with an asset acquisition which Debt was outstanding prior to the date of such asset acquisition (in each case, other than Debt incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Subsidiary became a Subsidiary of such Credit Party or was otherwise acquired by such Credit Party or pursuant to which such assets were acquired);
     (e) additional Debt of the Credit Parties, not otherwise permitted under this Section 11.1, in an aggregate outstanding amount not to exceed $50,000,000 (or the equivalent Dollar Amount for borrowings denominated in currencies other than Dollars) on any date of determination so long as no Default or Event of Default exists on the date any such additional Debt is created or arises as a result of any borrowing thereunder;
     (f) additional Debt of Subsidiaries of the Credit Parties (that are not themselves Credit Parties) not otherwise permitted under this Section 11.1, in an aggregate outstanding amount not to exceed $15,000,000 (or the equivalent Dollar Amount for borrowings denominated in currencies other than Dollars) on any date of determination;
     (g) Debt of the Credit Parties to any Subsidiary or any other Credit Party and of any Subsidiary to the Credit Parties or any other Subsidiary;
     (h) Debt of the Credit Parties and their Subsidiaries arising under Open Account Agreements in an aggregate amount not to exceed $200,000,000 (or the equivalent Dollar Amount for borrowings denominated in currencies other than Dollars) on any date of determination; and
     (i) Debt incurred in respect of the extension, renewal, refinancing (including defeasance), replacement or refunding (collectively, the “refinancing”) of Debt incurred pursuant to clause (a), (b), (c) or (e); provided, that (i) such Debt is an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) not in excess of the sum of (x) the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding of the Debt being refinanced and (y) an amount necessary to pay any fees and expenses, including premiums and defeasance costs, related to such refinancing, (ii) the average life of such Debt is equal to or greater than the average life of the Debt being refinanced, (iii) the stated maturity of such Debt is no earlier than the stated maturity of the Debt being refinanced; and (iv) the new Debt shall not be senior in right of payment to the Debt that is being refinanced; provided, that none of the Debt permitted to be incurred by this Section shall expressly restrict, limit or otherwise encumber (unless such restriction, limitation or other encumbrance is a Permitted Encumbrance (as defined below)), the ability of any Subsidiary of the Credit Parties to make any payment to the Credit Parties or any of their Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Credit Parties to pay the Obligations. For purposes of this Section 11.1, with regard to any Debt, a “Permitted Encumbrance” shall mean any restriction, limitation or other encumbrance that applies solely if a default or event of default (other than a default resulting solely from the breach of a representation or warranty) occurs and is continuing under such Debt; provided further that, with respect to any default or event of default (other than a payment default, including as a result of acceleration, or a bankruptcy event with respect to the obligor of such Debt), such encumbrance or restriction may not prohibit dividends to the Credit Parties or any Subsidiary thereof to pay the Obligations for more than one hundred eighty (180) days in any consecutive three hundred sixty (360) day period.
SECTION 11.2. [Reserved].
SECTION 11.3. Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:
     (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;
     (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;
     (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar legislation or obligations under customer service contracts;
     (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which do not, in any case, materially detract from the value of such property or materially impair the use thereof in the ordinary conduct of business;
     (e) Liens created under the Loan Documents and other Liens for the benefit of the Administrative Agent and the Secured Parties;
     (f) Liens incurred in the ordinary course of business not to exceed $10,000,000 in the aggregate outstanding in addition to Liens existing on the Amendment Date;
     (g) Liens existing on any property or asset prior to the acquisition thereof by the Credit Parties or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary or is merged with or into the Credit Parties or any Subsidiary after the Amendment Date prior to the time such Person becomes a Subsidiary or is so merged;
     (h) Liens in existence on the Amendment Date and described on Schedule 11.3;
     (i) Liens securing Debt incurred in connection with Capitalized Leases and purchase money Debt permitted under Section 11.1(e); provided that (i) such Liens shall be created substantially simultaneously with the acquisition of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired;
     (j) Liens incurred to secure appeal bonds and judgment and attachment Liens in respect of judgments or orders that do not constitute an Event of Default under Section 12.1(m);
     (k) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depository institution;
     (l) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
     (m) Liens arising in the ordinary course of business that do not secure monetary obligations;
     (n) Liens arising by the terms of letters of credit entered into in the ordinary course of business to secure reimbursement obligations thereunder;
     (o) Liens securing Debt or other obligations between the Credit Parties and a Subsidiary or between Subsidiaries or Credit Parties;
     (p) Liens granted to any bank or other institution securing the payments to be made to such bank or other institution by the Credit Parties or a Subsidiary of the Credit Parties pursuant to any Hedging Agreement; provided that, such agreements are entered into in, or are incidental to, the ordinary course of business; and
     (q) The refinancing of any Lien referred to in clause (g), (h), (i) or (p) provided,

that the principal amount of Debt (or, if incurred with original issue discount, an aggregate issue price) secured thereby and not otherwise authorized by clause (g), (h), (i) or (p) shall not exceed the principal amount of Debt (or if incurred without original issue discount, the aggregate accreted value) plus any fees and expenses, including premiums and defeasance costs, payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding;
provided, that, in no event shall any Liens permitted in accordance with clause (f), (j) or (m) be granted after the Amendment Date with respect to any intellectual property of the Credit Parties or any of their Subsidiaries.
SECTION 11.4. Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock (other than capital stock of the Credit Parties), interests in any partnership, limited liability company or joint venture (including without limitation the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing (collectively, “Investments”) except:
     (a) Investments in Subsidiaries existing on the Amendment Date and the other existing loans, advances and Investments described on Schedule 11.4;
     (b) Investments made in accordance with the Permitted Investment Policy as in effect on the Amendment Date;
     (c) Investments by the Credit Parties or any Subsidiary, including Investments in the form of acquisitions, including acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person, so long as (i) a Responsible Officer certifies to the Administrative Agent and the Required Lenders that no Default or Event of Default has occurred and is continuing or would result from the closing of such acquisition or the consummation of such Investment, such certification to include, for any acquisition involving a purchase price in excess of $50,000,000, either individually or in a series of related transactions, a financial condition certificate to which is attached a pro forma balance sheet of Jones Apparel Group and its Subsidiaries setting forth on a pro forma basis the financial condition of Jones Apparel Group and its Subsidiaries on a Consolidated basis as of the most recently ended Fiscal Year, reflecting on a pro forma basis the effect of the transactions contemplated by such acquisition, including all fees and expenses in connection therewith, and evidencing compliance on a pro forma basis with the covenants contained in Article X hereof, and (ii) the price for such Investment, together with all other Investments made in accordance with this clause (c) after the Amendment Date, does not exceed $10,000,000 in the aggregate;
     (d) Investments set forth on Schedule 11.4 (other than Investments in Subsidiaries) in an amount not to exceed $10,000,000;
     (e) loans and advances to third party contractors in the ordinary course of business and consistent with past practice not to exceed in an aggregate outstanding amount $6,000,000 (excluding such loans and advances consisting of prepayments or advances for inventory or services); and loans and advances to employees of the Credit Parties and their Subsidiaries in an aggregate outstanding amount not to exceed $4,000,000; and
     (f) intercompany loans and advances among the Credit Parties and their Subsidiaries so long as permitted under the terms of Sections 11.1 and 11.3.
SECTION 11.5. Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except so long as no Default or Event of Default has occurred and is continuing, or would result therefrom:
     (a) any Credit Party may merge or consolidate with or into any Person; provided that (i) such Credit Party shall be the survivor of such merger or consolidation or (ii) the survivor assumes and succeeds to the Obligations of such Credit Party pursuant to an assumption agreement in form reasonably satisfactory to the Administrative Agent and the Required Lenders;
     (b) any Wholly-Owned Subsidiary of the Credit Parties may merge or consolidate with or into any other Wholly-Owned Subsidiary of the Credit Parties;
     (c) any Wholly-Owned Subsidiary may merge or consolidate with or into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 11.4(b), (c) or (d);
     (d) any Wholly-Owned Subsidiary of the Credit Parties may merge or consolidate with or into any Credit Party; provided that, such Credit Party is the survivor of such merger or consolidation; and
     (e) any Credit Party may merge or consolidate with or into any other Credit Party.
SECTION 11.6. Limitations on Sale or Transfer of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired (collectively, “sale”), except for the following:
     (a) the sale of inventory in the ordinary course of business;
     (b) the sale of obsolete assets no longer used or usable in the business of the Credit Parties or any of their Subsidiaries;
     (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;
     (d) the sale of assets between the Credit Parties and any Subsidiary or between Subsidiaries or Credit Parties;
     (e) the sale of any other assets of the Credit Parties and their Subsidiaries outside the ordinary course of business so long as the total fair market value for all such sales on and after the Amendment Date on an aggregate basis does not exceed $10,000,000; and

     (f) the sale of assets purchased in accordance with the Permitted Investment Policy as in effect on the Amendment Date.
SECTION 11.7. Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided that: (a) the Credit Parties may pay dividends solely in shares of their own capital stock or other ownership interest (including dividends consisting of rights to purchase such capital stock or other ownership interest), (b) any Subsidiary may pay dividends or make distributions to the Credit Parties or any Wholly-Owned Subsidiary of the Credit Parties, (c) any Credit Party may pay dividends or make distributions to any other Credit Party and (d) as long as no Default or Event of Default has occurred and is continuing or would be created thereby (i) until April 1, 2009, the Credit Parties may declare and pay dividends on shares of their capital stock or other ownership interests consistent with past practice established prior to the Amendment Date, (ii) the Credit Parties or any Subsidiary may redeem shares of their capital stock or other ownership interest pursuant to a plan approved by the Board of Directors of the Credit Parties or such Subsidiary, as applicable (A) to the extent required by contracts entered into prior to the Amendment Date and (B)additional share repurchases in an amount not to exceed $5,000,000 after the Amendment Date, and (iii) from and after April 1, 2009, so long as the Borrowing Availability Limit is not less than $200,000,000 at the time such dividend is paid, the Credit Parties may pay dividends in an amount not to exceed in any calendar year an amount equal to $30,000,000 (but only $22,500,000 for period commencing April 1, 2009 and ending December 31, 2009) plus 10% of cumulative Net Income for the immediately preceding calendar year.
SECTION 11.8. Transactions with Affiliates. Directly or indirectly enter into, or be a party to, any transaction with any of its Affiliates, except (i) on terms that are no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not its Affiliate, (ii) without limiting any other provision of this Agreement, in connection with any acquisition otherwise permitted pursuant to the terms of this Agreement or (iii) for transactions between Credit Parties or between Credit Parties and Subsidiaries of Credit Parties.
SECTION 11.9. Changes in Fiscal Year End. Change its Fiscal Year.
SECTION 11.10. Amendments; Payments and Prepayments of Material Debt and Subordinated Debt. Upon the occurrence and continuation of a Default or an Event of Default, amend or modify (or permit the modification or amendment of) in any manner materially adverse to the Lenders any of the terms or provisions of any Debt in excess of $25,000,000, including without limitation the Additional Debt Securities, if any, or any Subordinated Debt, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt.
SECTION 11.11. Limitations on Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Credit Parties and their Subsidiaries in any calendar year to exceed $75,000,000.
ARTICLE XII DEFAULT AND REMEDIES

SECTION 12.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:
     (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).
     (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation (other than any Obligation under any Hedging Agreement), and such default shall continue unremedied for three (3) Business Days.
     (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Credit Parties or any of their Subsidiaries, if applicable, under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.
     (d) Default in Performance of Certain Covenants. Any of the Credit Parties shall default in the performance or observance of any covenant or agreement contained in Article X or XI of this Agreement.
     (e) Default in Performance of Other Covenants and Conditions. Any of the Credit Parties or any Subsidiary thereof, if applicable, shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent.
     (f) Hedging Agreement. Any termination payments in an amount greater than $50,000,000 shall be due by any Credit Party under any Hedging Agreement and such amount is not paid within thirty (30) Business Days of the due date thereof.
     (g) Debt Cross-Default. Any of the Credit Parties or any of their Subsidiaries shall (i) default in the payment of principal or interest on any Debt (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $50,000,000, beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Loans or any Reimbursement Obligation), the aggregate outstanding amount of which Debt is in excess of $50,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).
     (h) Change in Control. Any person or group of persons (within the meaning of

Section 13(d) of the Securities Exchange Act of 1934, as amended), other than a Credit Party or any Subsidiary thereof, shall obtain ownership or control in one or more series of transactions of more than thirty-three and one-third percent (33.33%) of the common stock or thirty-three and one-third percent (33.33%) of the voting power of any Credit Party entitled to vote in the election of members of the Board of Directors of such Credit Party or there shall have occurred under any indenture or other instrument evidencing any debt in excess of $50,000,000 any “change in control” (as defined in such indenture or other evidence of debt) obligating the Borrower to repurchase, redeem or repay all or any part of the debt or capital stock provided for therein (any such event, a “Change in Control”). Further, except as set forth in Section 11.5, Jones Apparel Group shall at all times own 100% of the capital stock of Jones Apparel Group Holdings and Jones Apparel Group Holdings shall at all times own 100% of the capital stock of the Borrower.
     (i) Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.
     (j) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.
     (k) Collateral Documents. Any Collateral Document or financing statement after delivery thereof shall for any reason (other than as permitted under any Collateral Document) cease to create a valid and perfected lien on and security interest in any material amount of the Collateral purported to be covered thereby.
     (l) Termination Event. The occurrence of any of the following events: (i) the Borrower or any ERISA Affiliate fails to make full payment to an Employee Benefit Plan when due (after giving effect to any applicable grace period) of contributions in excess of $2,000,000, (ii) an accumulated funding deficiency in excess of $2,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan or (iii) a Termination Event that could reasonably be expected to result in liability in excess of $5,000,000 to the Borrower or any ERISA Affiliate.

     (m) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $50,000,000 in any Fiscal Year shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.
SECTION 12.2. Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Credit Parties:
     (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans, the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations (other than Obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 12.1(i) or (j) with respect to the Credit Parties, the Credit Facility shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable.
     (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit or cause to be deposited in a cash collateral account opened by the Administrative Agent an amount equal to the Dollar Amount of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be promptly returned to the Borrower.
     (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.
SECTION 12.3. Rights and Remedies Cumulative; Non-Waiver; Etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.
ARTICLE XIII THE ADMINISTRATIVE AGENT
SECTION 13.1. Appointment. Each of the Lenders hereby irrevocably designates and appoints Wachovia as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes Wachovia as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto, including acting as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties and their Subsidiaries to secure any of the Secured Obligations. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XIII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.
SECTION 13.2. Delegation of Duties. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.
SECTION 13.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents or for any failure of the Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this

Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.
SECTION 13.4. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the holder of any Revolving Credit Loan as the owner thereof for all purposes unless such Revolving Credit Loan shall have been transferred in accordance with Section 14.10 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.
SECTION 13.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or the Required Lenders.
SECTION 13.6. Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.
SECTION 13.7. Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Revolving Credit Commitment Percentage from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they result from the Administrative Agent’s bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Loans, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.
SECTION 13.8. The Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.
SECTION 13.9. Resignation of the Administrative Agent; Successor Administrative Agent. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right, subject to the approval of the Credit Parties (so long as no Default or Event of Default has occurred and is continuing), to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders, been approved (so long as no Default or Event of Default has occurred and is continuing) by the Credit Parties or have accepted such appointment within thirty (30) days after the Administrative Agent’s giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Credit Parties (so long as no Default or Event of Default has occurred and is continuing), which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (except that the retiring Administrative Agent shall continue to hold any Collateral until such time as a successor Administrative Agent is appointed). After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.
SECTION 13.10. Syndication and Documentation Agents. Each Syndication Agent in its capacity as Syndication Agent and each documentation agent in its capacity as documentation agent shall have no duties or responsibilities and no liabilities under this Agreement or any other Loan Document but shall be entitled, in such capacity, to the same protections afforded to the Administrative Agent under this Article XIII.
ARTICLE XIV MISCELLANEOUS
SECTION 14.1. Notices. (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third (3rd) Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.
          (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.
If to the Credit Parties:
Jones Apparel Group, Inc.
1411 Broadway
New York, New York 10018
Attention: Chief Financial Officer
Telephone No.: (212)703-9152
Telecopy No.: (212) 703-9154
If to Wachovia:
Wachovia Bank, National Association
Administrative Agent:
201 South College Street, CP-8
Charlotte, NC 28288-0680
Attention: Syndication Agency Services
Telephone No: 704-715-1353
Telecopy No: 704-383-0288

With copies to:
Wachovia Bank, National Association
Administrative Agent:
1339 Chestnut Street, PA4830
Philadelphia, PA 19107
Attention: Susan T. Gallagher
Telephone No: 267-321-6712
Telecopy No: 267-321-6700
If to any Lender:
          To the Address set forth on Schedule 1.1(a) hereto
          (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and the Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed.
SECTION 14.2. Expenses; Indemnity. The Borrower will (a) pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation the reasonable out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent actually incurred in connection with the administration of the Credit Facility, (c) pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the enforcement of any rights and remedies of the Administrative Agent and the Lenders under the Credit Facility, including to the extent reasonable under the circumstances consulting with accountants, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (d) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, Administrative Agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, any other Loan Document or the Loans, including without limitation reasonable attorney’s and consultant’s fees, except to the extent that any of the foregoing result from the gross negligence or willful misconduct of any indemnified party.
SECTION 14.3. Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 14.10 are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 12.2 and although such Obligations shall be contingent or unmatured.
SECTION 14.4. Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of New York.
SECTION 14.5. Consent to Jurisdiction. Each of the parties hereto hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each of the parties hereto hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by any other party hereto in connection with this Agreement or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 14.1. Nothing in this Section 14.5 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by Applicable Law or affect the right of any of the parties hereto to bring any action or proceeding against any other party hereto or its properties in the courts of any other jurisdictions.
SECTION 14.6. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH CREDIT PARTY HEREBY ACKNOWLEDGE THEY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY JUDICIAL PROCEEDING, ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE LOAN DOCUMENTS (“Dispute”) IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.
SECTION 14.7. Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.
SECTION 14.8. Injunctive Relief; Punitive Damages. (a) Each of the parties to this Agreement recognizes that, in the event such party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the other parties hereto. Therefore, each of the parties hereto agrees that the other parties hereto, at such other party’s option, shall be entitled to pursue temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
     (b) The Administrative Agent, the Lenders and the Credit Parties (on behalf of themselves and their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.
SECTION 14.9. Accounting Matters. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Amendment Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.
SECTION 14.10. Successors and Assigns; Participations. (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and permitted assigns, except that the Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender other than pursuant to Section 11.5.
          (b) Assignment by Lenders. Each Lender may, with the consent of the Borrower (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld or delayed, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Revolving Credit Notes held by it); provided that:
     (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender’s Revolving Credit Commitment and all other rights and obligations under this Agreement;
     (ii) if less than all of the assigning Lender’s Revolving Credit Commitment or Revolving Credit Loans is to be assigned, the Revolving Credit Commitment or Revolving Credit Loans so assigned shall not be less than $5,000,000;
     (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit G attached hereto (an “Assignment and Acceptance”), together with any Revolving Credit Note or Revolving Credit Notes subject to such assignment;

     (iv) such assignment shall not, without the consent of the Borrower, on behalf of itself and the other Credit Parties, require the Borrower, or any other Credit Party, to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky laws of any state;
     (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof; and
     (vi) no consents will be required for assignments where the Eligible Assignee is an Affiliate of the assigning Lender.
          Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least ten (10) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent of the interest assigned in such assignment, be released from its obligations under this Agreement.
          (c) Rights and Duties upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.
          (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and record the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time in the Register.
          No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.
          (e) Issuance of New Revolving Credit Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Revolving Credit Note or Revolving Credit Notes if any have been issued pursuant to this Agreement, subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit G:
     (i) accept such Assignment and Acceptance;
     (ii) record the information contained therein in the Register;
     (iii) give prompt notice thereof to the Lenders and the Borrower, on behalf of itself and the other Credit Parties; and

     (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.
          Within ten (10) Business Days after receipt of notice, if requested by the Eligible Assignee the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Revolving Credit Note or Revolving Credit Notes, a new Revolving Credit Note or Revolving Credit Notes to the order of such Eligible Assignee in amounts equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and a new Revolving Credit Note or Revolving Credit Notes to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Revolving Credit Note or Revolving Credit Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Credit Note or Revolving Credit Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Revolving Credit Notes delivered to the assigning Lender. Each surrendered Revolving Credit Note or Revolving Credit Notes shall be canceled and returned to the Borrower.
          (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided that:
     (i) each such participation shall be in an amount not less than $5,000,000;
     (ii) such Lender’s obligations under this Agreement (including, without limitation, its Revolving Credit Commitment) shall remain unchanged;
     (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;
     (iv) the Credit Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement;
     (v) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Revolving Credit Loan or Reimbursement Obligation, extend the term or increase the amount of the Revolving Credit Commitment, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal, interest or fees of any Revolving Credit Loan or participation, or release all or substantially all of the Collateral, except as expressly contemplated hereby or thereby; and
     (vi) any such disposition shall not, without the consent of the Borrower, on behalf of itself and the other Credit Parties, require the Borrower or any other Credit Party, to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky law of any state.
     (g) Disclosure of Information; Confidentiality. Each of the Administrative

Agent, the Issuing Lenders and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors and representatives (collectively, “Representatives”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the prior written consent of the Credit Parties, (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent, the Issuing Lenders or any Lender on a nonconfidential basis from a source other than the Credit Parties or (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information (customarily found in such publications) upon the Credit Parties’ prior review and approval, which shall not be unreasonably withheld or delayed. For the purposes of this Section, “Information” means all information received from the Credit Parties or any of their Subsidiaries relating to the Credit Parties or their business, other than any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by the Credit Parties; provided that, in the case of information received from the Credit Parties after the Closing Date (other than certificates or other information specifically required by the terms of this Agreement), such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
          (h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle organized for the specific purpose of making or acquiring participations or investing in loans of the type made pursuant to this Agreement (a “SPC”), correctly identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Extension of Credit that such Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Extension of Credit and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Extension of Credit, the Granting Lender shall be obligated to make such Extension of Credit pursuant to the terms hereof. The making of an Extension of Credit by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Extension of Credit were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this clause, any

SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interest in any Extension of Credit to the Granting Lender or to any financial institution (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Extensions of Credit and (ii) disclose on a confidential basis any non-public information relating to Extensions of Credit to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This clause may not be amended without the written consent of each SPC.
          (i) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.
SECTION 14.11. Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Credit Parties; provided, in each case, that:
     (a) no amendment, waiver or consent shall (i) release any of the Credit Parties, (ii) increase the amount or extend the time of the obligation of the Lenders to make Revolving Credit Loans or issue or participate in Letters of Credit, (iii) extend the originally scheduled time or times of payment of the principal of any Revolving Credit Loan or Reimbursement Obligation or the time or times of payment of interest or fees on any Revolving Credit Loan or Reimbursement Obligation, (iv) reduce the rate of interest or fees payable on any Revolving Credit Loan or Reimbursement Obligation, (v) reduce the principal amount of any Revolving Credit Loan or Reimbursement Obligation, (vi) permit any subordination of the principal or interest on any Revolving Credit Loan or Reimbursement Obligation, (vii) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Credit Parties’ rights and obligations hereunder, (viii) release or subordination of the Lien position of all or substantially all of the Collateral in any transaction or series of related transactions or (ix) amend the provisions of this Section 14.11 or the definition of Required Lenders, without the prior written consent of each Lender affected thereby; and
     (b) no amendment, waiver or consent to the provisions of (i) Article XIII shall be made without the written consent of the Administrative Agent and (ii) Article III without the written consent of each Issuing Lender affected thereby.
SECTION 14.12. Performance of Duties. The Credit Parties’ obligations under this Agreement and each of the Loan Documents shall be performed by the Credit Parties at their sole cost and expense.
SECTION 14.13. All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

SECTION 14.14. Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIV and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.
SECTION 14.15. Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
SECTION 14.16. Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 14.17. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 14.18. Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than obligations owing by any Credit Party to any Lender or Affiliate of a Lender or the Administrative Agent under any Hedging Agreement) shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.
SECTION 14.19. Inconsistencies with Other Documents; Independent Effect of Covenants. (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control.
          (b) The Borrower expressly acknowledges and agrees that each covenant contained in Article IX, X, or XI hereof shall be given independent effect.
SECTION 14.20. Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each borrower, guarantor or grantor (the “Loan Parties”), which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.
SECTION 14.21. Ratings of Loans. Each Lender hereby agrees that nothing in this agreement shall require or imply that the Loans shall be required to be rated by any nationally recognized securities rating organization.
SECTION 14.22. Release of Collateral. Upon the sale, lease, transfer or other disposition of any item of Collateral of any Collateral Grantor (including, without limitation, as a result of the sale, in accordance with the terms of the Loan Documents, of the Subsidiary that owns such Collateral) in accordance with the terms of the Loan Documents, the Administrative Agent will, at the Borrower’s expense, execute and deliver to such Collateral Grantor such documents in form and substance reasonably satisfactory to the Administrative Agent as may be reasonably requested to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents in accordance with the terms of the Loan Documents.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their authorized officers, all as of the day and year first written above.
[THE REQUISITE SIGNATURES ARE APPENDED TO AMENDMENT NO. 3 REFERRED TO IN THE PRELIMINARY STATEMENTS]

Schedule 1.1(a)
(Lenders and Revolving Credit Commitments)

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
JPMorgan Chase Bank, N.A.	9.3%	$56,000,000
1411 Broadway, 5th Floor New York, NY 10018 Attn: Caridad Tio T: 212-391-2711 F: 212-391-7283

Citibank, N.A.	7.3%	$44,000,000
2 Penns Way, Suite 200 New Castle, DE 19720 Attn: Laura D. Quashne T: 302-894-6058 F: 302-894-6120

Bank of America, N.A.	8.7%	$52,000,000
101 N. Tyron Street, NC1-001-15-03 Charlotte, NC 28255 Attn: Jason Petrea T: 704-386-3781 F: 704-409-0056

Barclays Bank PLC	6.0%	$36,000,000
Barclays Capital Bank Debt Management 745 7th Avenue 21st Floor New York, NY 10019 Attn: Alicia Borys T: 212.526.4291 F: 212.526.5115

SunTrust Bank	8.7%	$52,000,000
303 Peachtree Street, N.E. Atlanta, GA 30308 Attn: Don Besch T: 404 575-2649 F: 404 575-2594

Wachovia Bank, National Association	8.7%	$52,000,000
201 South College Street, CP-8 Charlotte, NC 28288-0680 Attn: Syndication Agency Services T: 704-715-1353 F: 704-383-0288

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
The Governor and Company of the Bank of Ireland	4.7%	$28,000,000
Hume House, 5th Floor, Ballsbridge Dublin 4 Ireland Attn: Olivia Carey T: 353 1 618-7470 F: 353 1 618-7490

The Royal Bank of Scotland plc	4.7%	$28,000,000
101 Park Avenue New York, NY 10178 Attn: Juanita Baird T: 212 401-1420 F: 212 401-1336

Standard Chartered	4.7%	$28,000,000
One Madison Avenue New York, NY 10010 Attn: Vicky T: 212 667-0203 F: 212 667-0287

Bank of Taiwan, New York Agency	3.3%	$20,000,000
100 Wall Street, 11th Floor New York, NY 10005 Attn: Rachel Chang T: 212 968-8128 Ext. 30 F: 212 968-8370

Bank of Tokyo-Mitsubishi UFJ, New York Branch	3.3%	$20,000,000
55 East 52nd Street New York, NY 10055 Attn: Martin Chin T: 212 339-6392 F: 212 754-2368

Land Bank of Taiwan	2.7%	$16,000,000
811 Wilshire Blvd., 19th Floor Los Angeles, CA 90017 Attn: Anne Chou T: 213 532-3789 Ext. 114 F: 213 532-3766

Bank of China, New York Branch	2.0%	$12,000,000
410 Madison Avenue New York, NY 10017 Attn: Elaine Ho T: 212 935-3101 ext 281 F: 646 840-1796

Fifth Third Bank	2.0%	$12,000,000
38 Fountain Square, MD 109054 Cincinnati, OH 45263 Attn: Melody Merrill T: 513-579-5389 F: 513-534-5947

2

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
Mizuho Corporate Bank, Ltd.	2.0%	$12,000,000
1800 Plaza Ten Jersey City, NJ 07311 Attn: Nicole Ferraro T: 201 626-9341 F: 201 626-9913

Sumitomo Mitsui Banking Corporation	2.0%	$12,000,000
277 Park Avenue New York, NY 10172 Attn: Tracy Watson T: 212 224-4393 F: 212 224-5197

The Bank of Nova Scotia	2.0%	$12,000,000
720 King Street West 2nd Floor Toronto, ON Canada M5V2T3 Attn: Tamara Mohan / Nironjan Roy T: 416-649-3982 F: 416-350-5725

U.S. Bank National Association	2.0%	$12,000,000
One U.S. Bank Plaza St. Louis, MO 63166 Attn: Frances W. Josephic, Vice President T: 513 762-8973 F: 513 632-2068

Union Bank of California, N.A	2.0%	$12,000,000
601 Potrero Grande Drive Monterey Park, CA 91754 Attn: Alberta Rosby T: 323 720-2622 F: 323 278-6173

Banca Di Roma — New York Branch	1.3%	$8,000,000
34 E. 51st Street New York, NY 10022 Attn: Jonathan Bloom T: 212-407-1761 F: 212-407-1778

3

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
Bank Leumi USA	1.3%	$8,000,000
562 Fifth Avenue, 10th Floor New York, NY 10036 Attn: Virginia DeLeon T: 212 626-1308 F: 212 626-1309

Chang Hwa Commercial Bank, Ltd,	1.3%	$8,000,000
New York Branch 685 Third Avenue, 29th Floor New York, NY 10017 Attn: Sarah Lim T: 212 651-9770 ext. 31 F: 212 651-9785

First Commercial Bank, New York Agency	1.3%	$8,000,000
750 Third Avenue, 34th Floor New York, NY 10017 Attn: Yating Hwang T: 212-599-6868 F: 212-599-6133

Fortis Capital Corporation	1.3%	$8,000,000

Hua Nan Commercial Bank, Ltd.	1.3%	$8,000,000
330 Madison Avenue, 38th Floor New York, NY 10017 Attn: Henry Hsieh T: 212 286-1999 F: 212 286-1212

Israel Discount Bank of New York	1.3%	$8,000,000
511 Fifth Avenue New York, NY 10017 Attn: Laury Quiles T: 212 551-8596 F: 212 551-8872

Taipei Fubon Bank New York Agency	1.3%	$8,000,000
100 Wall Street, 14th Floor New York, NY 10005 Attn: Esther Lee T: 212 968-9888 F: 212 968-9800

4

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
The Bank of New York	1.3%	$8,000,000
One Wall Street New York, NY 10286 Attn: Laina Chan T: 212-635-6720 F: 212-635-6397

E.Sun Commercial Bank, Ltd.,	0.7%	$4,000,000
Los Angeles Branch 17700 Castleton Street, Suite 500 City of Industry, CA 91748 Attn: Shinghorng Lin F: 626 810-2400 x. 228 F: 626 839-5531

National Bank of Egypt	0.7%	$4,000,000

The Norinchukin Bank, New York Branch	0.7%	$4,000,000
245 Park Avenue, 29th Floor New York, NY 10167 Attn: Jing Li T: 212 949-10167 F: 212 808-4188

Total:	100%	$600,000,000

5

Schedule 1.1(b)
Schedule 1.1(b)
Outstanding Letters of Credit

Outstanding Report — Import LC	Report as of 24-Dec-08

Customer	Total Items	Total Amount (USD Eqv)
NORTON MCNAUGHTON OF SQUIRE INC	31	9,925,931.82

	31	9,925,931.82
NORTON MCNAUGHTON OF SQUIRE INC
Total Items : 31
Total Outstanding Amount (USD Equivalent): 9,925,931.82

CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
TD605500139276-8	DOJI4005LEI	USD	464,389.92	464,389.92	03-Nov-08	20-Jan-09	0	WELSON TRADING LIMITED	TAIWAN
TD605500139285-8	DOJIJRB2210081ME	USD	15,243.84	15,243.84	03-Nov-08	28-Nov-08	0	JRB HOWARD INTERNATIONAL CO.,LTD	TAIWAN
TD605500139288-8	DOJIMEDH1023	USD	48,247.10	48,247.10	05-Nov-08	15-Dec-08	0	DAE HA INC	KOREA REPUBLIC
TD605500139289-8	DOJIME0208SPKDEC	USD	498,262.11	498,262.11	05-Nov-08	14-Jan-09	0	SERKEY BEBE KONFEKSIYON MOBILYA	TURKEY
TD605500139261-8	DOJIMEGDECME	USD	305,443.62	305,443.62	06-Nov-08	03-Jan-09	0	MEGA TEXTILE S.A.E.	EGYPT
TD605500139290-8	DOJIME0209PKRNOV	USD	146,762.70	146,762.70	06-Nov-08	15-Dec-08	0	OSOO PEKKAR(PEKKAR LTD)	TURKEY
TD605500139293-8	DOJIKINS1110ME	USD	4,375.62	4,375.62	12-Nov-08	30-Nov-08	0	KINGS APPAREL INDUSTRIES (PVT) LTD	PAKISTAN
TD605500139294-8	DOJIMEGJANME	USD	373,535.19	373,535.19	12-Nov-08	13-Feb-09	0	MEGA TEXTILE S.A.E.	EGYPT
TD605500139297-6	DOJISTX0028ME	USD	311,240.62	311,240.62	12-Nov-08	14-Jan-09	0	PT SRI REJEKI ISMAN	INDONESIA
TD605500139300-8	DOJI01014035EN	USD	227,087.93	227,087.93	17-Nov-08	02-Feb-09	0	TAIWAN JULONG CO LTD	TAIWAN
TD605500139301-8	DOJI01024033LEI	USD	431,437.39	431,437.39	17-Nov-08	25-Jan-09	0	TAIWAN JULONG CO LTD	TAIWAN
TD605500139302-8	DOJI01024025LEI	USD	193.80	193.80	17-Nov-08	14-Jan-09	0	MORE UNION CO., LTD	HONG KONG
TD605500139299-8	DOJI01004036EN	USD	91,377.60	91,377.60	21-Nov-08	09-Feb-09	0	E.Z. CO., LTD.	TAIWAN
TD605500139305-8	DOJI0218RAJYR200	USD	549,164.10	549,164.10	25-Nov-08	14-Jan-09	0	M S RAJBY INDUSTRIES	PAKISTAN
TD605500139306-8	DOJI0219KNGS1129	USD	5,573.88	5,573.88	03-Dec-08	14-Dec-08	0	KINGS APPAREL INDUSTRIES (PVT)	PAKISTAN
TD605500139307-8	DOJI0220KNGS0211	USD	5,849.82	5,849.82	03-Dec-08	14-Dec-08	0	KINGS APPAREL INDUSTRIES (PVT)	PAKISTAN
TD605500139309-8	DOJIME0222ALU08	USD	9,096.96	9,096.96	10-Dec-08	03-Jan-09	0	ALLIED EXPORT INDUSTRIES	INDIA
TD605500139304-8	DOJI01074050EN	USD	632,249.39	632,249.39	18-Dec-08	16-Mar-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139314-8	DOJI01064051EN	USD	264,073.07	264,073.07	18-Dec-08	31-Mar-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139315-8	DOJI01084052LEI	USD	464,453.20	464,453.20	18-Dec-08	09-Feb-09	0	MORE UNION CO., LTD	HONG KONG
TD605500139316-8	DOJI01094053LEI	USD	860,565.74	860,565.74	18-Dec-08	03-Feb-09	0	GARTEX KNITTING FTY LTD.	HONG KONG
TD605500139320-8	DOJI01134057EN	USD	184,411.45	184,411.45	18-Dec-08	16-Mar-09	0	ARPO GARMENT CO., LTD	TAIWAN
TD605500139321-8	DOJI01154062EN	USD	64,390.04	64,390.04	18-Dec-08	30-Mar-09	0	TAIWAN JULONG CO., LTD.	TAIWAN
TD605500139313-8	DOJI01054043LEI	USD	62,492.16	62,492.16	19-Dec-08	30-Dec-08	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139317-8	DOJI01104054EN	USD	713,078.50	713,078.50	19-Dec-08	16-Mar-09	0	GARTEX KNITTING FACTORY LTD	HONG KONG
TD605500139318-8	DOJI01114055EN	USD	153,717.86	153,717.86	19-Dec-08	26-Jan-09	0	MORE UNION CO., LTD	HONG KONG
TD605500139319-8	DOJI01124049EN	USD	2,582,044.23	2,582,044.23	19-Dec-08	23-Mar-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139323-8	DOJI0226MESKDCER	USD	249,851.16	249,851.16	22-Dec-08	14-Jan-09	0	TRAKYA TEKSTIL VE GIYIM	TURKEY
TD605500139324-8	DOJI01174034EN	USD	97,941.38	97,941.38	22-Dec-08	14-Jan-09	0	SPECIAL INTERNATIONAL CO. LTD	TAIWAN

Outstanding Report — Import LC	Report as of 24-Dec-08

CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
TD605500139325-8	DOJIME0227JRB120	USD	8,547.60	8,547.60	24-Dec-08	14-Feb-09	0	JRB HOWARD INTERNATIONAL CO.,LTD	TAIWAN
TD605500139326-8	DOJIME0228JRB12A	USD	100,833.84	100,833.84	24-Dec-08	16-Feb-09	0	JRB HOWARD INTERNATIONAL CO.,LTD	TAIWAN

Outstanding Report — Import LC	Report as of 24-Dec-08

Customer	Total Items	Total Amount (USD Eqv)
JONES APPAREL GROUP USA, INC	66	16,824,063.02

	66	16,824,063.02
JONES APPAREL GROUP USA, INC
Total Items: 66
Total Outstanding Amount (USD Equivalent): 16,824,063.02

CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
TD605500139126-8	DOJI00493863EN	USD	178,166.88	178,166.88	26-May-08	15-Dec-08	0	E.Z. CO., LTD.	TAIWAN
TD605500139138-8	DOJI00563861EN	USD	14,400.00	14,400.00	03-Jun-08	17-Oct-08	0	WENDENG KOOHO CLOTHING CO., LTD	CHINA
TD605500139155-8	DOJI00593871EN	USD	59,894.59	59,894.59	12-Jun-08	12-Jan-09	0	GLOBAL SOURCING LIMITED	HONG KONG
TD605500139156-8	DOJI00603872EN	USD	117,059.25	117,059.25	12-Jun-08	16-Dec-08	0	WELSON TRADING LIMITED	TAIWAN
TD605500139157-8	DOJI00613873EN	USD	251,232.63	251,232.63	12-Jun-08	12-Jan-09	0	ARPO GARMENT CO., LTD	TAIWAN
TD605500139166-8	DOJI00643870EN	USD	617,212.27	617,212.27	19-Jun-08	12-Jan-09	0	GARTEX KNITTING FTY LTD.	HONG KONG
TD605500139167-8	DOJI00653882EN	USD	418,831.83	418,831.83	19-Jun-08	12-Jan-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139171-8	DOJI00663885EN	USD	21,659.57	21,659.57	26-Jun-08	12-Jan-09	0	WORLD GRACE HONG KONG LTD	HONG KONG
TD605500139172-8	DOJI00673880EN	USD	971,098.54	971,098.54	26-Jun-08	12-Jan-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139181-8	DOJI00703891EN	USD	995,235.91	995,235.91	03-Jul-08	12-Jan-09	0	GARTEX KNITTING FTY LTD.	HONG KONG
TD605500139183-8	DOJI00723893EN	USD	59,580.36	59,580.36	03-Jul-08	11-Nov-08	0	KING STAR GARMENT INTERNATIONAL	TAIWAN
TD605500139192-8	DOJI00743879EN	USD	2,615,142.44	2,615,142.44	14-Jul-08	12-Jan-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139202-8	DOJI3915LN	USD	95,237.27	95,237.27	30-Jul-08	02-Jan-09	0	WORLD GRACE HONG KONG LTD	HONG KONG
TD605500139204-8	DOJI00823926EN	USD	133,224.05	133,224.05	30-Jul-08	12-Jan-09	0	MORE UNION CO., LTD	HONG KONG
TD605500139207-8	DOJI0149TKPAUG	USD	186,201.00	186,201.00	31-Jul-08	14-Nov-08	0	TRAKYA TEKSTIL VE GIYIM	TURKEY
TD605500139210-8	DOJI00833941EN	USD	111,758.89	111,758.89	07-Aug-08	12-Jan-09	0	WORLD GRACE HONG KONG LTD	HONG KONG
TD605500139212-8	DOJI00853945LEI	USD	45,316.39	45,316.39	07-Aug-08	14-Jan-09	0	GARTEX KNITTING FTY LTD.	HONG KONG
TD605500139213-8	DOJI00863946LEI	USD	1,573,079.10	1,573,079.10	08-Aug-08	09-Jan-09	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139220-8	DOJI000157ERIKA	USD	4,614.24	4,614.24	29-Aug-08	22-Sep-08	0	PT. INSUNG INTERNATIONAL	INDONESIA
TD605500139221-8	DOJI000158ERIKA	USD	5,978.70	5,978.70	29-Aug-08	14-Nov-08	0	PT SRI REJEKI ISMAN	INDONESIA
TD605500139230-8	DOJI00166ME	USD	19,740.80	19,740.80	05-Sep-08	13-NOV-08	0	DAE HA INC	KOREA REPUBLIC
TD605500139235-8	DOJI00168JRBNM	USD	16,257.01	16,257.01	10-Sep-08	12-Dec-08	0	JRB HOWARD INTERNATIONAL CO., LTD	TAIWAN
TD605500139237-8	DOJI0170AIME	USD	12,916.80	12,916.80	10-Sep-08	14-Nov-08	0	ADDI INDUSTRIES LTD.	INDIA
TD605500139238-8	DOJI0171TKME	USD	11,113.20	11,113.20	10-Sep-08	29-NOV-08	0	KINGS APPAREL INDUSTRIES (PVT)	PAKISTAN
TD605500139239-8	DOJI00172JRBME	USD	6,216.00	6,216.00	10-Sep-08	28-NOV-08	0	JRB HOWARD INTERNATIONAL CO., LTD	TAIWAN
TD605500139242-8	DOJI0175JRBME	USD	2,426.04	2,426.04	10-Sep-08	28-Nov-08	0	JRB HOWARD INTERNATIONAL CO., LTD	TAIWAN
TD605500139232-8	DOJI00873964JJ	USD	2,057,541.51	2,057,541.51	11-Sep-08	05-Jan-09	0	TAIWAN JULONG CO., LTD.	TAIWAN
TD605500139233-8	DOJI00883963JJ	USD	28,642.11	28,642.11	11-Sep-08	04-NOV-08	0	EAST OCEAN TEXTILES H.K. LIMITED	HONG KONG
TD605500139243-8	DOJI000176ME	USD	95,302.70	95,302.70	16-Sep-08	14-NOV-08	0	KISH EXPORTS LIMITED	INDIA

Outstanding Report — Import LC	Report as of 24-Dec-08

CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
TD605500139244-8	DOJI000177ME	USD	60,069.34	60,069.34	16-Sep-08	28-Nov-08	0	JRB HOWARD INTERNATIONAL CO.,LTD.	TAIWAN
TD605500139245-8	DOJI000903972EN	USD	105,770.52	105,770.52	18-Sep-08	05-Dec-08	0	CROWN TEXTILE	PAKISTAN
TD605500139246-8	DOJI00913951 LEI	USD	1,023,456.67	1,023,456.67	18-Sep-08	05-Jan-09	0	WORLD GRACE HONG KONG LTD	HONG KONG
TD605500139249-8	DOJI00180ME	USD	25,848.48	25,848.48	22-Sep-08	14-Nov-08	0	UNITEX FASHIONS (INDIA) PVT. LTD.	INDIA
TD605500139250-8	DOJI00181ME	USD	31,085.10	31,085.10	23-Sep-08	25-Nov-08	0	JRB HOWARD INTERNATIONAL CO., LTD	TAIWAN
TD605500139255-8	DOJI000185ME	USD	5,955.30	5,955.30	24-Sep-08	13-Nov-08	0	KINGS APPAREL INDUSTRIES (PVT)	PAKISTAN
TD605500139256-8	DOJI000186ME	USD	5,077.80	5,077.80	24-Sep-08	13-N0V-08	0	KINGS APPAREL INDUSTRIES (PVT)	PAKISTAN
TD605500139257-8	DOJI000187ME	USD	265,640.28	265,640.28	26-Sep-08	30-Nov-08	0	TRAKYA TEKSTIL VE GIYIM	TURKEY
TD605500139259-8	DOJI00934000EN	USD	1,041,957.64	1,041,957.64	02-Oct-08	12-Jan-09	0	TAIWAN JULONG CO., LTD.	TAIWAN
TD605500139253-8	DOJI00923987EN	USD	160,953.72	160,953.72	03-Oct-08	03-Dec-08	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
TD605500139258-8	DOJI0188ME	USD	80,396.39	80,396.39	08-Oct-08	14-Dec-08	0	MEGA TEXTILE S.A.E.	EGYPT
TD605500139263-8	DOJI00954003EN	USD	113,798.04	113,798.04	08-Oct-08	03-Jan-09	0	PRODUCT DEVELOPMENT INTERNATIONAL	UNITED STATES
TD605500139265-8	DOJI0189ME	USD	64,846.11	64,846.11	09-Oct-08	15-Dec-08	0	DHRUV GLOBALS LTD	INDIA
TD605500139268-8	DOJI00984004EN	USD	37,104.00	37,104.00	17-Oct-08	03-Nov-08	0	MAN SUM GARMENT TEXTILES GROUP	HONG KONG
TD605500139270-8	DOJI0191ME	USD	295,176.89	295,176.89	17-Oct-08	15-Dec-08	0	MAGSONS EXPORTS	INDIA
TD605500139271-8	DOJI0192ME	USD	163,130.85	163,130.85	17-Oct-08	15-Dec-08	0	JEANS PLUS LIMITED	BANGLADESH
TD605500139272-8	DOJI0194ME	USD	80,570.31	80,570.31	17-Oct-08	15-Dec-08	0	PT SRI REJEKI ISMAN	INDONESIA
TD605500139273-8	DOJI0195ME	USD	253,470.48	253,470.48	24-Oct-08	07-Mar-09	0	FRANK GARMENTS (PVT) LTD.	BANGLADESH
TD605500139274-8	DOJI000196ME	USD	154,332.32	154,332.32	24-Oct-08	14-Feb-09	0	FRANK GARMENTS (PVT) LTD.	BANGLADESH
TD605500139275-8	DOJI00197ME	USD	93,269.40	93,269.40	28-Oct-08	14-Jan-09	0	J AND R ENTERPRISE LTD.	KOREA REPUBLIC
TD605500139277-8	DOJI1108AI01ME	USD	43,480.80	43,480.80	03-Nov-08	30-Nov-08	0	ADDI INDUSTRIES LTD.	INDIA
TD605500139278-8	DOJI1108KE01ME	USD	45,860.03	45,860.03	03-Nov-08	15-Dec-08	0	KISH EXPORTS LIMITED	INDIA
TD605500139280-8	DOJI1108GG01	USD	31,054.09	31,054.09	03-Nov-08	15-Dec-08	0	GO GO INTERNATIONAL	INDIA
TD605500139281-8	DOJI1108CC01ME	USD	15,824.03	15,824.03	03-Nov-08	30-Nov-08	0	CHANDER CREATIONS	INDIA
TD605500139282-8	DOJIUFMEI03ME	USD	11,256.00	11,256.00	03-Nov-08	30-Nov-08	0	UNITEX FASHIONS (INDIA) PVT. LTD.	INDIA
TD605500139262-8	DOJIEXDEC08JPLME	USD	323,388.37	323,388.37	06-Nov-08	14-Jan-09	0	JEANS PLUS LIMITED	BANGLADESH
TD605500139292-8	DOJITULIP08ME	USD	233,156.41	233,156.41	11-Nov-08	30-Dec-08	0	INDUS FILA LIMITED	INDIA
TD605500139296-8	DOJITULIP09ME	USD	98,598.15	98,598.15	12-Nov-08	04-Feb-09	0	INDUS FILA LIMITED	INDIA
TD605500139295-8	DOJILC114ME	USD	53,866.86	53,866.86	14-Nov-08	09-Mar-09	0	GLORY ON INTERNATIONAL LTD.	HONG KONG
TD605500139308-8	DOJIME02211208G1	USD	5,045.04	5,045.04	10-Dec-08	25-Dec-08	0	GO GO INTERNATIONAL	INDIA
TD605500139310-8	DOJIME0223AILDEC	USD	2,887.92	2,887.92	10-Dec-08	14-Jan-09	0	ADDI INDUSTRIES LTD.	INDIA
TD605500139311-8	DOJIME02241208KE	USD	91,906.29	91,906.29	10-Dec-08	14-Jan-09	0	KISH EXPORTS LIMITED	INDIA
TD605500139312-8	DOJI0225MEDHRUV8	USD	25,005.71	25,005.71	11-Dec-08	13-Jan-09	0	DHRUV GLOBALS LTD	INDIA
TD605500139322-8	DOJI01164063EN	USD	291,176.88	291,176.88	18-Dec-08	06-Apr-09	0	E.Z. CO., LTD.	TAIWAN
TD605500139303-8	DOJI01044032NW	USD	278,215.55	278,215.55	19-Dec-08	30-Dec-08	0	S.W. GUATEMALA S.A.	GUATEMALA
TD605500139327-8	DOJIME0229EXJAN	USD	262,813.52	262,813.52	24-Dec-08	20-Feb-09	0	JEANS PLUS LIMITED	BANGLADESH
TD605500139328-8	DOJIME0230EXFEB	USD	223,537.65	223,537.65	24-Dec-08	21-Mar-09	0	JEANS PLUS LIMITED	BANGLADESH

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: Date:	1 12/26/2008
Applicant Name: JONES APPAREL GROUP USA INC — STBY

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
SM204355	SM204355	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY	US	07/31/2003	07/01/2009	3,000,000.00	USD
SM210022	SM210022	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY		09/15/2004	07/01/2009	2,500,000.00	USD
SM220915	SM220915	USA	SBLC	RREEF AMERICA REIT II CORP.	US	07/13/2006	09/30/2009	28,000.00	USD
SM228205	SM228205	USA	SBLC	SAFECO INSURANCE COMPANY OF AMERIC	US	10/10/2007	10/09/2009	4,000,000.00	USD
SM411647	SM411647	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY	US	02/02/2000	07/01/2009	200,000.00	USD
SM414948	SM414948	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY		11/20/2000	06/01/2009	2,200,000.00	USD
SM417227	SM417227	USA	SBLC	H. ROSS/525 L.L.C. & E.ROSS/525LLC	US	06/15/2001	05/31/2009	123,200.00	USD
SM417889	SM417889	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY		08/17/2001	07/01/2009	1,700,000.00	USD

						Appl Name Total:		13,751,200.00
Applicant Name: JONES APPAREL GROUP USA INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC023560U	1968TH112108	USA	IMLC	KCC TRADING INC.	US	12/03/2008	12/18/2008	91,632.91	USD
IC023571U	2004HXI08112401	USA	IMLC	HUXING INTERNATIONAL INC. NEW YORK	US	12/10/2008	12/25/2008	251,870.75	USD
IC023595U	2027HXI1124082	USA	IMLC	HUXING INTERNATIONAL INC. NEW YORK	US	12/08/2008	12/30/2008	212,945.38	USD

						Appl Name Total:		556,449.04
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC657882H	1164YM0703A	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	07/10/2008	01/12/2009	1,152,791.18	USD
IC660616H	1494SH81208N	HNK	IMLC	SEOHAP CO., LTD	KR	09/10/2008	01/16/2009	114,718.47	USD
IC660847H	1557HV90908N	HNK	IMLC	HANSAE CO. LTD	KR	09/16/2008	12/28/2008	6,202.37	USD
IC660895H	1563JSU0912	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	09/17/2008	12/14/2008	25,608.02	USD
IC661440H	1567JNY90108	HNK	IMLC	PT. UNGARAN SARI GARMENTS	ID	09/18/2008	12/16/2008	1,113.64	USD
IC661550H	1582HV90208N	HNK	IMLC	HANSAE CO. LTD	KR	09/22/2008	12/28/2008	103,968.42	USD
IC663747H	1609JS0825	HNK	IMLC	SEOHAP CO., LTD	KR	09/30/2008	01/03/2009	34,561.56	USD
IC663803H	1625JG82488	HNK	IMLC	UNIMIX EXPORTERS LTD	HK	10/02/2008	01/05/2009	311,464.68	USD
IC663923H	1644JG82538	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	10/08/2008	12/24/2008	62,762.55	USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: Date:	2 12/26/2008
Applicant Name : JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC663979H	1650EPIC647U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	10/10/2008	12/15/2008	17,738.98	USD
IC663980H	1651JNSSPDECUSA	HNK	IMLC	EPIC DESIGNERS LTD	BD	10/10/2008	12/23/2008	212,459.83	USD
IC664014H	1655JG82556	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	10/13/2008	01/07/2009	575,047.72	USD
IC664042H	1657JNY3AU	HNK	IMLC	JK INDUSTRY CO., LTD	KR	10/14/2008	12/16/2008	6,251.72	USD
IC664159H	1670JG82641	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	10/17/2008	12/17/2008	163,636.49	USD
IC664187H	1671JG82491	HNK	IMLC	TY FASHION INTERNATIONAL CO., LTD	TW	10/17/2008	01/02/2009	166,363.02	USD
IC664196H	JBDECUSA2	HNK	IMLC	EPIC DESIGNERS LTD	BD	10/17/2008	01/30/2009	276,389.53	USD
IC664208H	1684JG82627	HNK	IMLC	COME LONG FASHION KNITS LTD.	HK	10/20/2008	12/31/2008	267,318.96	USD
IC664210H	1685JG82662	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	10/20/2008	12/30/2008	549,787.82	USD
IC664288H	1691JG82409	HNK	IMLC	TAI KEI KNITTERS LIMITED	HK	10/22/2008	12/24/2008	26,906.83	USD
IC664289H	1692JG82550	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	10/22/2008	12/17/2008	3,468.11	USD
IC664294H	1696JG82570	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	10/22/2008	12/17/2008	199,567.20	USD
IC664295H	1697JG82571	HNK	IMLC	TAI KEI KNITTERS LIMITED	HK	10/22/2008	12/24/2008	38,322.80	USD
IC664300H	1701JG82640	HNK	IMLC	UNITEX FASHION (KNITWEAR) LIMITED	HK	10/22/2008	12/17/2008	969,725.82	USD
IC664301H	1702JG82683	HNK	IMLC	FABRICA DEMALHAS UNIVERSAL LDA	MO	10/22/2008	12/30/2008	41,905.93	USD
IC664303H	1703JG82685	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	10/23/2008	12/30/2008	117,275.58	USD
IC664304H	1704JG82691	HNK	IMLC	CHERRY GROUP CO LTD	CN	10/22/2008	01/15/2009	343,543.64	USD
IC664307H	1707KP1010A	HNK	IMLC	UNIVERSAL EXPRESS (GARMENT) LTD	HK	10/22/2008	12/27/2008	52,024.50	USD
IC664361H	1715JG82592	HNK	IMLC	COME LONG FASHION KNITS LTD.	HK	10/23/2008	01/07/2009	23,177.10	USD
IC664364H	1717MK1021A	HNK	IMLC	POONG IN TRADING CO., LTD	KR	10/23/2008	12/21/2008	8,618.82	USD
IC664395H	1720JG82505	HNK	IMLC	P.T. UNI-ENLARGEINDUSTRY INDONESIA	ID	10/24/2008	12/14/2008	42,222.18	USD
IC664400H	1723JG82664	HNK	IMLC	PT. UNI-ENLARGEINDUSTRY INDONESIA	ID	10/24/2008	12/23/2008	48,896.00	USD
IC673480H	1736JG82490	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	10/30/2008	12/17/2008	171,395.28	USD
IC673482H	1738JG82688	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	10/30/2008	12/31/2008	221,843.17	USD
IC673484H	1739JG82693	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	10/30/2008	01/13/2009	757,149.07	USD
IC673485H	1740JG82731	HNK	IMLC	METRO LEGEND LIMITED	HK	10/30/2008	12/13/2008	208,965.47	USD
IC673487H	1742PD200834	HNK	IMLC	TONGLU PUDE GARMENTS CO.	CN	10/30/2008	12/12/2008	98,079.48	USD
IC673490H	17448F5676U	HNK	IMLC	SEJEE COMPANY LIMITED	HK	10/30/2008	12/19/2008	195,264.12	USD
IC673493H	1747EPPVYU	HNK	IMLC	JK INDUSTRY CO., LTD	KR	10/30/2008	12/16/2008	4,596.00	USD
IC673540H	1750JG82768	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	10/30/2008	12/16/2008	704.75	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: Date:	3 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC673543H	1753AEC20081	HNK	IMLC	AEC KOREA CO LTD	KR	10/30/2008	01/14/2009	121,495.54	USD
IC673544H	1754YJ1 023A	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	10/30/2008	12/18/2008	122,768.10	USD
IC673580H	1756JG82584	HNK	IMLC	LAI’S KNITWEAR MANUFACTURING LTD.	HK	11/03/2008	12/24/2008	117,385.35	USD
IC673581H	1757JG82613	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	11/03/2008	01/09/2009	50,574.95	USD
IC673582H	1758JG82725	HNK	IMLC	METRO LEGEND LIMITED	HK	11/03/2008	12/15/2008	2,068.38	USD
IC673583H	1759JG82743	HNK	IMLC	CHINAMINE TRADING LTD.	HK	11/03/2008	12/15/2008	126,273.34	USD
IC673584H	1760JG82780	HNK	IMLC	KATTIE FASHION (HONG KONG) LIMITED	HK	11/03/2008	01/14/2009	22,933.00	USD
IC673585H	176lJG82805	HNK	IMLC	BURI CO., LTD.	TH	11/03/2008	12/31/2008	211,315.75	USD
IC673586H	1762JG82819	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	11/03/2008	12/18/2008	48,081.60	USD
IC673587H	1763AG0lOSP09	HNK	IMLC	ORIENT CRAFT LIMITED	IN	11/03/2008	01/02/2009	40,783.68	USD
IC673588H	1764HF07008	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	11/03/2008	01/02/2009	572,635.78	USD
IC673589H	1765NT007	HNK	IMLC	CHAN EN KNITTING CO., LTD	TW	11/03/2008	01/14/2009	137,139.07	USD
IC673591H	1767MK1022A	HNK	IMLC	POONG IN TRADING CO., LTD	KR	11/03/2008	12/21/2008	1,981.20	USD
IC673592H	1768NR1023	HNK	IMLC	NURIAN INT’L INC.	KR	11/03/2008	12/21/2008	33,703.72	USD
IC673593H	1769YJ1 029B	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/03/2008	12/26/2008	35,736.20	USD
IC673663H	1770JG82724	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	11/05/2008	12/19/2008	978.50	USD
IC673664H	177lJG82740	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	11/05/2008	12/15/2008	16,814.80	USD
IC673666H	1773JG82806	HNK	IMLC	NANTONG ZHONG YING FASHION PROD LT	CN	11/05/2008	12/30/2008	48,461.00	USD
IC673667H	1774JG82807	HNK	IMLC	TY FASHION INTERNATIONAL CO., LTD	TW	11/05/2008	01/05/2009	134,286.83	USD
IC673668H	1775JG82813	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	11/05/2008	12/17/2008	11,504.29	USD
IC673669H	1776LCEP07	HNK	IMLC	HONG KONG WINTAI GARMENT LTD	HK	11/05/2008	01/04/2009	7,858.13	USD
IC673670H	1777JW1020A	HNK	IMLC	IRREH LEATHER CO., LTD	KR	11/05/2008	12/17/2008	30,767.69	USD
IC673762H	1778JG82507	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	11/07/2008	12/24/2008	3,412.50	USD
IC673767H	1779JG82548	HNK	IMLC	TAl KEI KNITTERS LIMITED	HK	11/07/2008	12/24/2008	2,863.60	USD
IC673769H	1780JG82608	HNK	IMLC	CHINAMINE TRADING LTD.	HK	11/07/2008	12/20/2008	170,775.92	USD
IC673772H	178lJG82631	HNK	IMLC	SLITHER LTD.	HK	11/07/2008	12/24/2008	153,496.43	USD
IC673773H	1782JG82715	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	11/07/2008	12/24/2008	16,059.89	USD
IC673776H	1783JG82721	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	11/07/2008	01/06/2009	79,659.77	USD
IC673779H	1784JG82796	HNK	IMLC	ARTSON GARMENTS LIMITED	HK	11/07/2008	12/22/2008	11,959.96	USD
IC673780H	1785JG82803	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	11/07/2008	12/23/2008	20,586.93	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: Date:	4 12/26/2008
Applicant Name: JONES APPAREL GROUP USA, INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC673781H	1786JG82841	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	11/07/2008	12/15/2008	42,463.18	USD
IC673782H	1787JG82859	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	11/07/2008	12/24/2008	147,367.50	USD
IC673783H	1788JSMJUSA	HNK	IMLC	EPIC DESIGNERS LTD	BD	11/07/2008	01/20/2009	85,213.21	USD
IC673784H	1789AG02OSP09	HNK	IMLC	ORIENT CRAFT LIMITED	IN	11/07/2008	01/16/2009	335,067.62	USD
IC673790H	1790HF07608	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	11/07/2008	12/25/2008	334,882.79	USD
IC673800H	17918F5683U	HNK	IMLC	SEJEE COMPANY LIMITED	HK	11/07/2008	12/30/2008	634,750.00	USD
IC673804H	1794KP1030A	HNK	IMLC	UNIVERSAL EXPRESS (GARMENT) LTD	HK	11/07/2008	12/27/2008	33,850.25	USD
IC673809H	1796IS1105U	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/07/2008	01/04/2009	89,393.18	USD
IC673810H	1797JSIC49U	HNK	IMLC	JK INDUSTRY CO., LTD	KR	11/07/2008	12/31/2008	32,822.48	USD
IC673811H	1798MK1022C	HNK	IMLC	POONG IN TRADING CO., LTD	KR	11/07/2008	12/26/2008	51,008.29	USD
IC673813H	1799REBE041	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/07/2008	01/10/2009	976,930.08	USD
IC673814H	180013000SH	HNK	IMLC	SEOHAP CO., LTD	KR	11/12/2008	01/16/2009	174,442.88	USD
IC673903H	1801JG82438	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	11/11/2008	01/07/2009	122,198.93	USD
IC673905H	1803JG82788	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	11/11/2008	12/15/2008	6,317.64	USD
IC673906H	1804JG82809	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	11/11/2008	01/07/2009	396,459.42	USD
IC673908H	1805JG82824	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	11/11/2008	02/07/2009	18,001.65	USD
IC673909H	1806JG82830	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	11/11/2008	12/15/2008	9,352.09	USD
IC673910H	1807JG82853	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	11/11/2008	12/15/2008	19,086.23	USD
IC673911H	1808JG82869	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	11/11/2008	01/12/2009	36,347.15	USD
IC673915H	1810FK11072	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	11/11/2008	12/17/2008	267,821.82	USD
IC673919H	1814HFNW038	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	11/11/2008	01/12/2009	229,283.38	USD
IC673920H	1815IJ0811-180	HNK	IMLC	INJAE TRADING COMPANY	HK	11/11/2008	01/10/2009	280,570.33	USD
IC673921H	1816IJ1021-116C	HNK	IMLC	INJAE TRADING COMPANY	HK	11/11/2008	01/09/2009	72,723.49	USD
IC673994H	1819FK11077	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	11/12/2008	12/17/2008	30,628.87	USD
IC674036H	1821JG82913	HNK	IMLC	CHERRY GROUP CO LTD	CN	11/13/2008	12/17/2008	71,841.92	USD
IC674037H	1822JG82915	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	11/13/2008	12/27/2008	19,070.10	USD
IC674038H	1823FK11074	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	11/13/2008	12/17/2008	233,227.88	USD
IC674039H	1824FK11101	HNK	IMLC	JAZZING KNITTING CO. LTD.	HK	11/13/2008	12/17/2008	281,746.56	USD
IC674041H	18259S56078U	HNK	IMLC	MERIM CORP.	KR	11/13/2008	01/21/2009	323,654.12	USD
IC674042H	1826KP1105A	HNK	IMLC	UNIVERSAL EXPRESS (GARMENT) LTD	HK	11/13/2008	01/15/2009	101,352.72	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: Date:	5 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674043H	1827RSl105	HNK	IMLC	SEOHAP CO., LTD	KR	11/13/2008	02/06/2009	45,717.76	USD
IC674045H	1828YJ1110A	HNK	IMLC	POONG IN TRADING CO., LTD	KR	11/13/2008	01/05/2009	74,539.65	USD
IC674049H	1829YJ1110B	HNK	IMLC	POONG IN TRADING CO., LTD	KR	11/13/2008	01/05/2009	105,799.24	USD
IC674051H	1830YJ1110C	HNK	IMLC	NURIAN INT’L INC.	KR	11/14/2008	01/05/2009	77,688.01	USD
IC674052H	1831YJ1110D	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	11/13/2008	01/05/2009	67,442.42	USD
IC674053H	1832YJ1110E	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	11/13/2008	01/05/2009	75,932.54	USD
IC674054H	1833YJ1110F	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2008	01/05/2009	91,007.66	USD
IC674056H	1834YJ1112B	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	11/13/2008	01/19/2009	73,397.08	USD
IC674084H	18368F5679U	HNK	IMLC	SEJEE COMPANY LIMITED	HK	11/14/2008	01/04/2009	526,350.39	USD
IC674100H	1837JG82766	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	11/17/2008	12/29/2008	55,139.83	USD
IC67410lH	1838JG82791	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	11/17/2008	12/30/2008	3,977.15	USD
IC674102H	1839JG82825	HNK	IMLC	P.T. UNI-ENLARGEINDUSTRY INDONESIA	ID	11/17/2008	01/13/2009	18,050.51	USD
IC674103H	1840JG82864	HNK	IMLC	LAI’S KNITWEAR MANUFACTURING LTD.	HK	11/17/2008	01/07/2009	108,646.83	USD
IC674104H	184lJG82881	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	11/17/2008	12/31/2008	106,640.65	USD
IC674105H	1842JG82884	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	11/18/2008	12/23/2008	35,540.82	USD
IC674107H	1843JG82890	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	11/17/2008	01/07/2009	117,646.38	USD
IC674108H	1844JG82896	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	11/17/2008	12/31/2008	18,005.00	USD
IC674109H	1845JG82911	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	11/17/2008	12/31/2008	34,060.70	USD
IC674110H	1846JG82912	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	11/17/2008	12/31/2008	37,425.60	USD
IC67411lH	1847JG82925	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	11/17/2008	12/30/2008	234,073.14	USD
IC674112H	1848JG00163	HNK	IMLC	ATRACO INDUSTRIAL ENTERPRISES	AE	11/17/2008	12/12/2008	33,012.00	USD
IC674113H	1849EPIC690U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	11/17/2008	01/30/2009	221,961.10	USD
IC674114H	1850JSMCIPLA	HNK	IMLC	COSMOPOLITAN INDUSTRIES (PVT) LTD	BD	11/17/2008	01/09/2009	966,889.04	USD
IC674115H	185lJTES0130	HNK	IMLC	J-TEX GARMENT CO., LTD.	HK	11/17/2008	12/23/2008	103,281.62	USD
IC674116H	1852JY81208N	HNK	IMLC	SEOHAP CO., LTD	KR	11/17/2008	01/09/2009	90,147.75	USD
IC674117H	1853YJ1112A	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	11 /17/2008	01/05/2009	19,278.00	USD
IC674118H	1854YJ1112E	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	11/17/2008	01/05/2009	193,811.33	USD
IC674160H	1854JG82882	HNK	IMLC	NANTONG ZHONG YING FASHION PROD LT	CN	11/18/2008	01/07/2009	24,599.82	USD
IC67416lH	1855JG82937	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	11/18/2008	01/01/2009	63,726.68	USD
IC674162H	1856JG82950	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	11/18/2008	01/27/2009	166,881.61	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 6 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674163H	1857JG82955	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	11/18/2008	01/14/2009	86,955.64 USD
IC674166H	1858JG82957	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	11/18/2008	12/30/2008	253,054.54 USD
IC674168H	1859EPIC655U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	11/18/2008	12/20/2008	277,092.11 USD
IC674169H	1860JSMCIPLB	HNK	IMLC	COSMOPOLITAN INDUSTRIES (PVT) LTD	BD	11/18/2008	01/30/2009	203,822.24 USD
IC674170H	1861JSMDECUS	HNK	IMLC	EPIC DESIGNERS LTD	BD	11/18/2008	01/09/2009	184,689.26 USD
IC674171H	1862JSMNOVUS	HNK	IMLC	EPIC DESIGNERS LTD	BD	11/18/2008	12/30/2008	460,255.21 USD
IC674172H	1863TRICH119	HNK	IMLC	TRISTATE TRADING LIMITED-MACAO COM	MO	11/18/2008	01/13/2009	399,572.11 USD
IC674173H	1864YJ1112C	HNK	IMLC	JUNG KWANG IND . CO., LTD.	KR	11/18/2008	01/08/2009	129,344.36 USD
IC674187H	1866JG82964	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	11/19/2008	01/07/2009	47,554.80 USD
IC674188H	1867FK11075	HNK	IMLC	FORTUNE MINT LIMITED	HK	11/19/2008	12/17/2008	412,267.20 USD
IC674192H	1868TS 11178N	HNK	IMLC	TAESAN FC CO LTD	KR	11/19/2008	01/20/2009	127,977.50 USD
IC674197H	1869MK1118A	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	11/19/2008	01/18/2009	84,614.54 USD
IC674199H	1870JSSI112	HNK	IMLC	SEOHAP CO., LTD	KR	11/19/2008	01/02/2009	55,936.05 USD
IC674200H	1871JTCH0130	HNK	IMLC	J-TEX GARMENT CO., LTD.	HK	11/19/2008	01/14/2009	164,469.11 USD
IC674202H	1872JG00162	HNK	IMLC	ATRACO INDUSTRIAL ENTERPRISES	AE	11/19/2008	12/12/2008	221,256.00 USD
IC674203H	1873JTM00130	HNK	IMLC	J-TEX GARMENT CO., LTD.	HK	11/19/2008	01/07/2009	135,592.15 USD
IC674211H	1874EPIC656U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	11/19/2008	12/20/2008	55,628.01 USD
IC674212H	1875EPIC659U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	11/19/2008	12/20/2008	122.34 USD
IC674217H	1877JNOP741	HNK	IMLC	EXCELLENT JADE LIMITED	HK	11/19/2008	01/27/2009	88,683.00 USD
IC674315H	1880JNOQ3944	HNK	IMLC	EXCELLENT JADE LIMITED	HK	11/21/2008	12/16/2008	176,184.16 USD
IC674317H	1881JN2B211	HNK	IMLC	EXCELLENT JADE LIMITED	HK	11/21/2008	12/17/2008	60,806.55 USD
IC674318H	1882JNOQ045	HNK	IMLC	EXCELLENT JADE LIMITED	HK	11/21/2008	12/23/2008	201,676.04 USD
IC674319H	1883JNOP7361	HNK	IMLC	EXCELLENT JADE LIMITED	HK	11/21/2008	01/27/2009	32,828.37 USD
IC674320H	1884LCEP06	HNK	IMLC	HONG KONG WINTAI GARMENT LTD	HK	11/21/2008	01/04/2009	59,489.62 USD
IC674341H	1885JG82504	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	11/24/2008	01/07/2009	89,384.26 USD
IC674342H	1886JG82696	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	11/24/2008	01/07/2009	163,205.42 USD
IC674343H	1887JG82700	HNK	IMLC	NANTONG KINSWEAR MFTG . CO LTD.	CN	11/24/2008	01/03/2009	12,796.05 USD
IC674344H	1888JG82815	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	11/24/2008	01/07/2009	13,734.00 USD
IC674347H	1889JG82861	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	11/24/2008	01/07/2009	20,748.00 USD
IC674348H	1890JG82960	HNK	IMLC	LUNG KAE GARMENT CO	HK	11/24/2008	01/05/2009	214,960.71 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 7 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674350H	1891JG82962	HNK	IMLC	WINNER WAY INDUSTRIAL LTD .	HK	11/24/2008	01/07/2009	101,934.39 USD
IC674351H	1892JG82980	HNK	IMLC	NANTONG KINSWEAR MFTG. CO LTD .	CN	11/24/2008	12/30/2008	111,730.32 USD
IC674352H	I893JG82987	HNK	IMLC	TAI KEI KNITTERS LIMITED	HK	11/24/2008	12/31/2008	192,852.65 USD
IC674353H	1894JG82990	HNK	IMLC	LAI KO KNITTING FTY. LTD .	HK	11/24/2008	12/31/2008	97,242.05 USD
IC674354H	1895JG82993	HNK	IMLC	CHERRY GROUP CO LTD	CN	11/24/2008	12/25/2008	71,811.57 USD
IC674355H	I896JG82999	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	11/24/2008	12/27/2008	148,689.65 USD
IC674356H	1897JG83006	HNK	IMLC	KWIN HING KNITTING FTY. LTD .	HK	11/24/2008	12/31/2008	103,125.18 USD
IC674357H	1898JG83008	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	11/24/2008	12/31/2008	23,892.40 USD
IC674358H	1899JG83011	HNK	IMLC	CHINAMINE TRADING LTD.	HK	11/24/2008	01/05/2009	160,496.19 USD
IC674360H	1901AG03ASP09	HNK	IMLC	APPAREL MERCHANDISING CO.,	IN	11/24/2008	01/23/2009	115,744.02 USD
IC674361H	1902IJ1021-116B	HNK	IMLC	INJAE TRADING COMPANY	HK	11/24/2008	01/09/2009	184,622.39 USD
IC674362H	1903TRICH117	HNK	IMLC	TRISTATE TRADING LIMITED-MACAO COM	MO	11/24/2008	01/13/2009	169,198.86 USD
IC674364H	1904MK1117A	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	11/24/2008	01/05/2009	92,697.99 USD
IC674365H	1905YJ1112D	HNK	IMLC	JUNG KWANG IND . CO., LTD .	KR	11/24/2008	01/08 /2009	44,541.00 USD
IC674411H	1906JG82919	HNK	IMLC	SLITHER LTD.	HK	11/25/2008	01/07/2009	108,934.35 USD
IC674412H	1907JG82938	HNK	IMLC	SLITHER LTD .	HK	11/25/2008	12/31/2008	93,040.03 USD
IC674413H	1908JG82941	HNK	IMLC	CRYSTAL CLEAR WEALTH LTD	TW	11/25/2008	12/30/2008	261,666.15 USD
IC674414H	1909JG82963	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	11/25/2008	01/08/2009	38,916.00 USD
IC674415H	1910JG83004	HNK	IMLC	FORNTON KNITTING CO., LTD.	HK	11/25/2008	12/31/2008	521,011.34 USD
IC674416H	1911JG83010	HNK	IMLC	WILFORD KNITWEAR FTY. LTD.	HK	11/25/2008	12/31/2008	174,535.22 USD
IC674417H	1912JG83018	HNK	IMLC	CHIN HO KNITTING FACTORY LIMITED	HK	11/25/2008	12/31/2008	453,400.52 USD
IC674418H	1913JG83022	HNK	IMLC	UNITEX FASHION (KNITWEAR) LIMITED	HK	11/25/2008	12/30/2008	829,152.84 USD
IC674420H	1914JG83039	HNK	IMLC	P.T . MASTERINDO JAY A ABADI	ID	11/25/2008	01/20/2009	229,832.69 USD
IC674421H	1915JG83041	HNK	IMLC	BURI CO. , LTD .	TH	11/25/2008	12/17/2008	39,081.17 USD
IC674423H	1916JG83042	HNK	IMLC	CHERRY GROUP CO LTD	CN	11/25/2008	01/01/2009	45,299.28 USD
IC674424H	1917JG83065	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	11/25/2008	01/07 /2009	200,279.24 USD
IC674425H	1918JG83066	HNK	IMLC	FORTUNE MINT LIMITED	HK	11/25/2008	01/07/2009	24,455.90 USD
IC674450H	1919IJ1021116A	HNK	IMLC	INJAE TRADING COMPANY	HK	11/26/2008	12/26/2008	76,284.64 USD
IC674452H	1920JG82620	HNK	IMLC	CHINAMINE TRADING LTD.	HK	11/26/2008	01/12/2009	76,996.24 USD
IC674453H	1921JG82852	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	11/26/2008	01/14/2009	11,643.75 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 8 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674454H	1922JG82922	HNK	IMLC	SLITHER LTD.	HK	11/26/2008	01/12/2009	16,615.20 USD
IC674455H	1923JG82969	HNK	IMLC	SLITHER LTD.	HK	11/26/2008	01/14/2009	14,414.40 USD
IC674456H	1924JG82981	HNK	IMLC	NANTONG ZHONG YING FASHION PROD LT	CN	11/26/2008	01/12/2009	25,233.30 USD
IC674457H	1925JG82982	HNK	IMLC	TY FASHION INTERNATIONAL CO., LTD	TW	11/26/2008	01/16/2009	14,868.00 USD
IC674459H	1926JG83013	HNK	IMLC	LAKEWILL SILK AND GARMENT LIMITED	HK	11/26/2008	01/10/2009	57,078.53 USD
IC674460H	1927JG83031	HNK	IMLC	CHINAMINE TRADING LTD.	HK	11/26/2008	01/12/2009	14,307.73 USD
IC674461H	1928JG83067	HNK	IMLC	JAZZING KNITTING CO. LTD.	HK	11/26/2008	01/14/2009	171,390.30 USD
IC674463H	1929JG83068	HNK	IMLC	KATTIE FASHION (HONG KONG) LIMITED	HK	11/26/2008	01/14/2009	239,811.16 USD
IC674464H	1930EPIC649U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	11/26/2008	12/29/2008	120,997.54 USD
IC674465H	1931JBDJU39C	HNK	IMLC	EPIC DESIGNERS LTD	BD	11/26/2008	02/14/2009	157,139.45 USD
IC674467H	1932JNOQ646	HNK	IMLC	EXCELLENT JADE LIMITED	HK	11/26/2008	12/30/2008	571,540.12 USD
IC674469H	1934TRIVN114	HNK	IMLC	TRISTATE TRADING LIMITED -MACAO COM	MO	11/26/2008	12/27/2008	59,191.74 USD
IC674470H	1935KP1113A	HNK	IMLC	UNIVERSAL EXPRESS (GARMENT) LTD	HK	11/26/2008	01/10/2009	139,000.50 USD
IC674471H	1936MK1022B	HNK	IMLC	POONG IN TRADING CO., LTD	KR	11/26/2008	01/18/2009	22,856.10 USD
IC674542H	1937JG82431	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	12/03/2008	01/21/2009	13,551.60 USD
IC674543H	1938JG82555	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	12/03/2008	01/21/2009	13,020.00 USD
IC674544H	1939JG82601	HNK	IMLC	COME LONG FASHION KNITS LTD.	HK	12/03/2008	01/27/2009	50,850.40 USD
IC674545H	1940JG82621	HNK	IMLC	CHINAMINE TRADING LTD.	HK	12/03/2008	01/19/2009	232,726.58 USD
IC674546H	1941JG82736	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	12/03/2008	01/18/2009	15,162.75 USD
IC674548H	1942JG82756	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	12/03/2008	01/28/2009	55,126.16 USD
IC674550H	1943JG82761	HNK	IMLC	CHINAMINE TRADING LTD.	HK	12/03/2008	01/26/2009	170,022.53 USD
IC674551H	1944JG82855	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	12/03/2008	02/01/2009	28,031.25 USD
IC674552H	1945JG82863	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	12/03/2008	01/21/2009	55,335.00 USD
IC674553H	1946JG82867	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	12/03/2008	01/27/2009	61,477.60 USD
IC674554H	1947JG82873	HNK	IMLC	UNIMIX EXPORTERS LTD	HK	12/03/2008	01/30/2009	68,423.85 USD
IC674555H	1948JG82892	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	12/03/2008	02/04/2009	101,202.88 USD
IC674556H	1949JG82909	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	12/03/2008	02/04/2009	134,290.10 USD
IC674557H	1950JG82921	HNK	IMLC	SLITHER LTD.	HK	12/03/2008	01/28/2009	23,352.00 USD
IC674558H	1951JG82923	HNK	IMLC	SLITHER LTD.	HK	12/03/2008	01/28/2009	16,210.40 USD
IC674559H	1952JG82927	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	12/03/2008	02/14/2009	16,156.35 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 9 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674562H	1953JG82939	HNK	IMLC	SLITHER LTD.	HK	12/03/2008	02/04/2009	43,993.32 USD
IC674567H	1954JG82940	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	12/03/2008	02/04/2009	29,124.90 USD
IC674569H	1955JG82954	HNK	IMLC	LUNG KAE GARMENT CO	HK	12/03/2008	01/21/2009	21,965.00 USD
IC674570H	1956JG82967	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	12/03/2008	01/19/2009	58,663.66 USD
IC674572H	1957JG83014	HNK	IMLC	LAKEWILL SILK AND GARMENT LIMITED	HK	12/03/2008	01/17/2009	35,428.05 USD
IC674573H	1958JG83030	HNK	IMLC	LAKEWILL SILK AND GARMENT LIMITED	HK	12/03/2008	03/21/2009	144,937.84 USD
IC674574H	1959JG83037	HNK	IMLC	UNIMIX EXPORTERS LTD	HK	12/03/2008	02/02/2009	92,207.48 USD
IC674575H	1960JG83055	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	12/03/2008	03/25/2009	12,293.87 USD
IC674576H	1961JG83057	HNK	IMLC	UNITEX FASHION (KNITWEAR) LIMITED	HK	12/03/2008	02/01/2009	62,213.28 USD
IC674577H	1962JG83059	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	12/03/2008	02/18/2009	58,007.25 USD
IC674579H	1963JG83070	HNK	IMLC	FORMOSTAR GARMENT CO LTD	TW	12/03/2008	02/03/2009	53,211.38 USD
IC674580H	1964JG83100	HNK	IMLC	FORMOSTAR GARMENT CO LTD	TW	12/03/2008	01/01/2009	157,979.77 USD
IC674581H	1965JSMJANUSA	HNK	IMLC	EPIC GARMENTS MANUFACTURING CO LT	BD	12/03/2008	01/30/2009	136,244.81 USD
IC674583H	1966HF07708	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/03/2008	02/14/2009	520,574.63 USD
IC674584H	1967HFNW039	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/03/2008	02/09/2009	462,140.38 USD
IC674588H	1969JN2B212	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/03/2008	01/21/2009	67,032.00 USD
IC674589H	1970JNOP737	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/03/2008	01/27/2009	25,550.60 USD
IC674590H	1971JNOQ749	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/03/2008	12/31/2008	14,786.97 USD
IC674591H	1972TRICH133	HNK	IMLC	TRISTATE TRADING LIMITED-MACAO COM	MO	12/03/2008	01/13/2009	196,950.11 USD
IC674592H	1973DSOl121	HNK	IMLC	SEOHAP CO., LTD	KR	12/03/2008	02/06/2009	37,939.10 USD
IC674594H	1974JS1029	HNK	IMLC	SEOHAP CO., LTD	KR	12/03/2008	02/13/2009	79,909.82 USD
IC674595H	1975MK1125A	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	12/03/2008	01/25/2009	166,998.37 USD
IC674597H	1976YJl121A	HNK	IMLC	NURIAN INT’L INC.	KR	12/03/2008	01/16/2009	529,628.40 USD
IC674602H	197713001SH	HNK	IMLC	SEOHAP CO., LTD	KR	12/03/2008	01/23/2009	38,490.82 USD
IC674637H	1978JG83071	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	12/04/2008	01/27/2009	57,496.22 USD
IC674638H	1979JG83083	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	12/04/2008	12/29/2008	52,216.50 USD
IC674639H	1980JG83084	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	12/04/2008	01/26/2009	57,189.50 USD
IC674640H	1981JG83085	HNK	IMLC	P.T. UNI-ENLARGEINDUSTRY INDONESIA	ID	12/04/2008	01/20/2009	188,474.56 USD
IC674641H	1982JG83087	HNK	IMLC	P.T. UNI-ENLARGEINDUSTRY INDONESIA	ID	12/04/2008	02/10/2009	47,572.56 USD
IC674642H	1983JG83097	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	12/04/2008	01/17/2009	33,368.79 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 10 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA ,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674643H	1984JG83113	HNK	IMLC	WILFORD KNITWEAR FTY . LTD.	HK	12/04/2008	01/10/2009	95,758.20 USD
IC674644H	1985JG83114	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	12/04/2008	01/10/2009	234,705.75 USD
IC674645H	1986JG83123	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	12/04/2008	01/31/2009	12,530.95 USD
IC674646H	1987JG83124	HNK	IMLC	SHANGHAI JOY PLUS FASHION CO., LTD	CN	12/04/2008	01/13/2009	36,283.37 USD
IC674647H	1988JG83126	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	12/04/2008	01/19/2009	26,845.85 USD
IC674648H	1989JG83137	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	12/04/2008	12/3112008	147,758.17 USD
IC674649H	1990JG83138	HNK	IMLC	KATTIE FASHION (HONG KONG) LIMITED	HK	12/04/2008	12/31/2008	118,367.23 USD
IC674650H	1991JG83142	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	12/04/2008	01/07/2009	40,717.77 USD
IC674651H	1992JG83144	HNK	IMLC	DASHING INDUSTRIAL COMPANY LIMITED	HK	12/04/2008	01/08/2009	127,962.89 USD
IC674653H	1993JG83146	HNK	IMLC	JAZZING KNITTING CO. LTD.	HK	12/04/2008	12/31/2008	147,902.40 USD
IC674654H	1994JG83157	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	12/04/2008	01/19/2009	28,718.03 USD
IC674655H	1995JG83164	HNK	IMLC	CHERRY GROUP CO LTD	CN	12/04/2008	12/24/2008	25,104.50 USD
IC674656H	1996EGMCLA66	HNK	IMLC	EPIC GARMENTS MANUFACTURING CO LT	BD	12/04/2008	01/30/2009	136,244.81 USD
IC674657H	1997EPIC660U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	12/04/2008	01/08/2009	41,782.94 USD
IC674658H	1998EPIC662U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	12/04/2008	01/15/2009	280,523.21 USD
IC674659H	1999EPIC664U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	12/04/2008	01/15/2009	243,020.02 USD
IC674665H	2000EPIC668U	HNK	IMLC	EPIC DESIGNERS VIETNAM LTD.	VN	12/04/2008	01/14/2009	19,947.84 USD
IC674666H	2001JBDJUSA	HNK	IMLC	EPIC DESIGNERS LTD	BD	12/04/2008	01/30/2009	147,616.58 USD
IC674667H	2002HFD069	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/04/2008	01/13/2009	149,364.30 USD
IC674668H	2003HFD070	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/04/2008	01/20/2009	53,633.13 USD
lC674669H	20059S5601U	HNK	IMLC	SEJEE COMPANY LIMITED	HK	12/04/2008	01/23/2009	38,225.88 USD
IC674670H	20069S5606U	HNK	IMLC	SEJEE COMPANY LIMITED	HK	12/04/2008	01/13/2009	149,708.08 USD
IC674671H	2007JN2B210	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/04/2008	01/2112009	46,865.70 USD
IC674672H	2008TRICH135	HNK	IMLC	TRISTATE TRADING LIMITED-MACAO COM	MO	12/04/2008	02/10/2009	606,742.19 USD
IC674673H	2009TRIHT022	HNK	IMLC	TRISTATE TRADING LIMITED-MACAO COM	MO	12/04/2008	02/01/2009	52,464.11 USD
IC674674H	201OSH12108N	HNK	IMLC	SEOHAP CO., LTD	KR	12/04/2008	02/13/2009	40,857.68 USD
IC674675H	201lTS112608	HNK	IMLC	TAESAN FC CO LTD	KR	12/04/2008	01/20/2009	118,593.20 USD
IC674689H	2012JG83088	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	12/08/2008	01/14/2009	545,034.00 USD
IC674711H	2013JG82973	HNK	IMLC	TY FASHION INTERNATIONAL CO., LTD	TW	12/08/2008	01/30/2009	111,636.00 USD
IC674712H	20 14JG82983	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	12/08/2008	01/09/2009	12,695.76 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 11 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674713H	2015JG83162	HNK	IMLC	BURI CO., LTD.	TH	12/08/2008	12/31/2008	293,943.15 USD
IC674714H	2016JG83166	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	12/08/2008	01/14/2009	334,416.10 USD
IC674716H	2017JG83167	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	12/08/2008	01/17/2009	100,813.35 USD
IC674718H	2018JG83175	HNK	IMLC	CHINAMINE TRADING LTD.	HK	12/08/2008	01/31/2009	28,479.75 USD
IC674719H	2019JG83184	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	12/08/2008	02/03/2009	52,368.07 USD
IC674720H	2020JG83192	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	12/08/2008	02/24/2009	37,136.48 USD
IC674721H	2021JG83195	HNK	IMLC	CHERRY GROUP CO LTD	CN	12/08/2008	01/15/2009	115,163.81 USD
IC674722H	2022JG83196	HNK	IMLC	CHERRY GROUP CO LTD	CN	12/08/2008	01/15/2009	70,199.34 USD
IC674723H	2023JG83207	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	12/08/2008	02/07/2009	16,065.00 USD
IC674728H	20249WSTl124	HNK	IMLC	PT. UNGARAN SARI GARMENTS	ID	12/08/2008	01/13/2009	13,467.30 USD
IC674732H	2025AG07OSP09	HNK	IMLC	ORIENT CRAFT LIMITED	IN	12/08/2008	03/04/2009	129,433.40 USD
IC674734H	2026HF08208	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/08/2008	02/14/2009	432,965.92 USD
IC674735H	2028JTSPKAP	HNK	IMLC	J-TEX GARMENT CO., LTD.	HK	12/08/2008	01/05/2009	202,548.90 USD
IC674736H	20299S5609U	HNK	IMLC	SEJEE COMPANY LIMITED	HK	12/08/2008	01/27/2009	446,370.31 USD
IC674737H	2030JN2B513	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/08/2008	02/11/2009	60,439.59 USD
IC674738H	2031JSU1202	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	12/10/2008	01/18/2009	233,590.83 USD
IC674739H	2032SEP1204	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	12/08/2008	01/18/2009	44,122.76 USD
IC674740H	2033YJl203A	HNK	IMLC	NURIAN INT’L INC.	KR	12/08/2008	02/05/2009	48,392.32 USD
IC674741H	2034YJl203B	HNK	IMLC	POONG IN TRADING CO., LTD	KR	12/08/2008	02/05/2009	23,476.64 USD
IC674743H	2035YJl203C	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	12/08/2008	02/05/2009	25,363.17 USD
IC674745H	2036YJl203D	HNK	IMLC	SAMKWANG APPAREL CORP	KR	12/08/2008	02/05/2009	50,053.21 USD
IC674747H	2037YJl203E	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	12/08/2008	02/05/2009	134,920.30 USD
IC674749H	2038YJl203G	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	12/08/2008	02/05/2009	390,255.87 USD
IC674750H	2039YJl203I	HNK	IMLC	SAMKWANG APPAREL CORP	KR	12/08/2008	02/05/2009	668,859.91 USD
IC674751H	2040YJl203J	HNK	IMLC	NURIAN INT’L INC.	KR	12/08/2008	02/05/2009	20,097.00 USD
IC674752H	2041YJl203K	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	12/08/2008	02/10/2009	28,014.27 USD
IC674753H	2042YJl203L	HNK	IMLC	NURIAN INT’L INC.	KR	12/08/2008	02/15/2009	144,258.98 USD
IC674756H	2043YM1202A	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	12/08/2008	02/15/2009	474,165.34 USD
IC674830H	2044JG83187	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	12/10/2008	01/21/2009	246,983.63 USD
IC674831H	2045JG83190	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	12/10/2008	01/26/2009	24,496.79 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 12 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674832H	2046JG83203	HNK	IMLC	BURI CO ., LTD.	TH	12/10/2008	01/14/2009	266,339.42 USD
IC674835H	2047JG83215	HNK	IMLC	FORMOSTAR GARMENT CO LTD	TW	12/10/2008	01/22/2009	648,059.19 USD
IC674836H	2048JG83217	HNK	IMLC	BURI CO., LTD.	TH	12/10/2008	02/25/2009	492,233.72 USD
IC674837H	2049JG83230	HNK	IMLC	FORNTON KNITTING CO., LTD.	HK	12/10/2008	01/28/2009	31,206.17 USD
IC674838H	2050JG83233	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	12/10/2008	01/28/2009	62,675.92 USD
IC674839H	205lJ G83241	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	12/10/2008	01/28/2009	16,868.20 USD
IC674840H	2052JG83242	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	12/10/2008	01/28/2009	16,520.26 USD
IC674841H	2053JG83248	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	12/10/2008	01/21/2009	298,059.75 USD
IC674843H	2054JG83249	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	12/10/2008	02/04/2009	934,969.21 USD
IC674844H	2058JG83251	HNK	IMLC	CHERRY GROUP CO LTD	CN	12/10/2008	01/07/2009	123,320.55 USD
IC674845H	2059JG83257	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	12/10/2008	01/14/2009	609,167.12 USD
IC674846H	2060JG83258	HNK	IMLC	SHENXIN TEXTILE IND. HK CO., LTD.	HK	12/10/2008	01/19/2009	43,374.55 USD
IC674847H	206lJG83266	HNK	IMLC	CHIN HO KNITTING FACTORY LIMITED	HK	12/10/2008	01/28/2009	14,432.50 USD
IC674848H	2062JG83274	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	12/10/2008	02/09/2009	75,758.00 USD
IC674849H	2063JG83275	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	12/10/2008	03/02/2009	127,108.58 USD
IC674859H	2064JG83239	HNK	IMLC	FABRICA DEMALHAS UNIVERSAL LDA	MO	12/11/2008	03/04/2009	55,881.00 USD
IC674860H	2065JG83280	HNK	IMLC	FORMOSTAR GARMENT CO LTD	TW	12/11/2008	01/29/2009	423,101.09 USD
IC674861H	2066JG83287	HNK	IMLC	TAINAN ENTERPRISES CO LTD	TW	12/11/2008	01/17/2009	79,531.20 USD
IC674862H	2067JG83289	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	L HK	12/11/2008	02/04/2009	20,221.60 USD
IC674863H	2068JG83292	HNK	IMLC	FORMOSTAR GARMENT CO LTD	TW	12/11/2008	01/12/2009	585,910.38 USD
IC674864H	2069JG83294	HNK	IMLC	DO DO FASHION LTD.	HK	12/11/2008	02/02/2009	89,287.06 USD
IC674865H	2070JG83297	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	12/11/2008	01/07/2009	75,709.51 USD
IC674867H	207lJG83299	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	12/11/2008	01/14/2009	114,366.30 USD
IC674868H	2072JK83186	HNK	IMLC	WONDERFUL INT’L GROUP (HK) LTD.	HK	12/18/2008	01/1112009	184,437.72 USD
IC674869H	2073PD200837	HNK	IMLC	TONGLU PUDE GARMENTS CO.	CN	12/11/2008	01/10/2009	118,189.53 USD
IC674873H	2074PD200839	HNK	IMLC	TONGLU PUDE GARMENTS CO.	CN	12/11/2008	01/31/2009	188,244.96 USD
IC674875H	2075HF08408	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/11/2008	02/14/2009	849,564.16 USD
IC674876H	2076HFD071	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	12/11/2008	02/10/2009	344,535.40 USD
IC674878H	2077JWD11218	HNK	IMLC	PT. UNGARAN SARI GARMENTS	ID	12/11/2008	01/13/2009	225,116.18 USD
IC674879H	20789S5618BU	HNK	IMLC	SEJEE COMPANY LIMITED	HK	12/11/2008	01/09/2009	18,149.82 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 13 Date: 12/26/2008
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC674880H	20799S5618VU	HNK	IMLC	SEJEE COMPANY LIMITED	HK	12/11/2008	01/09/2009	24,691.59	USD
IC674881H	2080JN2B214	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/11/2008	01/21/2009	68,584.95	USD
IC674882H	2081JN2B315	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/11/2008	12/25/2008	22,569.75	USD
IC674883H	2082JNOQ554	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/11/2008	02/04/2009	79,698.11	USD
IC674885H	2083JNOQ752	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/11/2008	12/31/2008	17,796.08	USD
IC674886H	2084JNOS753	HNK	IMLC	EXCELLENT JADE LIMITED	HK	12/11/2008	01/13/2009	220,333.66	USD
IC674887H	2085TRICH139	HNK	IMLC	TRISTATE TRADING LIMITED-MACAO COM	MO	12/11/2008	02/03/2009	475,603.56	USD
IC674888H	2086TRIVN119	HNK	IMLC	TRISTATE TRADING LIMITED — MACAO	MO	12/11/2008	01/16/2009	18,577.78	USD
IC674889H	2087JG83285	HNK	IMLC	CHERRY GROUP CO LTD	CN	12/11/2008	01/07/2009	124,962.38	USD
IC674891H	2088JG83298	HNK	IMLC	TAl KEI KNITTERS LIMITED	HK	12/11/2008	01/07/2009	155,564.78	USD
IC674892H	2089IS1204U	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	12/11/2008	02/01/2009	319,150.72	USD
IC674893H	2090JSS1204	HNK	IMLC	SEOHAP CO., LTD	KR	12/11/2008	02/06/2009	6,174.00	USD
IC674896H	209IJSU1205	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	12/11/2008	01/19/2009	227,434.89	USD
						Appl Name Total:		52,246,478.94
							Total:	66,554,127.98
BA/ACCPT Summary:
							Total:
*** END OF OUTSTANDING SUMMARY REPORT
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: NINE WEST	Page: 1 Date: 12/26/2008
Applicant Name: NINE WEST GROUP INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC663853H	NW0152DP449	HNK	IMLC	WTL ENTERPRISE CO. LTD .	TW	10/06/2008	01/03/2009	101,706.00 USD
IC664264H	NWO156MB 1016	HNK	IMLC	FASHION FOCUS MFG LTD.	HK	10/2112008	01/20/2009	29,260.00 USD
IC673799H	NW0160ND1023	HNK	IMLC	SUPERL HOLDINGS LIMITED	HK	11/07/2008	12/20/2008	7,146.36 USD
IC673805H	NW0162ND1029	HNK	IMLC	COSI COSI FOOTWEAR S.L.	ES	11/07/2008	01/10/2009	72,085.50 USD
IC673929H	NW0165LZ023	HNK	IMLC	FASHION FOCUS MFG LTD.	HK	11/11/2008	01/13/2009	60,454.00 USD
IC673984H	NW0180DP459	HNK	IMLC	CORAL REEF ASIA PACIFIC	HK	11/12/2008	01/25/2009	78,000.00 USD
IC673985H	NWO181CR0031	HNK	IMLC	CORAL REEF ASIA PACIFIC	HK	11/12/2008	01/30/2009	5,733.00 USD
IC673988H	NW0182DP455	HNK	IMLC	CORAL REEF ASIA PACIFIC	HK	11/12/2008	01/31/2009	66,223.20 USD
IC673989H	NW0183ND009	HNK	IMLC	BASINI ENTERPRISE CO. LTD.	TH	11/12/2008	02/03/2009	19,800.00 USD
IC673990H	NW0184DP452	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	11/14/2008	02/04/2009	173,742.00 USD
IC673991H	NW0185DP456	HNK	IMLC	HONOUR SERVICES LTD.	TW	11/12/2008	02/04/2009	283,035.00 USD
IC673992H	NW0186DP457	HNK	IMLC	BROWN PACIFIC TRADING LTD.	HK	11/12/2008	02/04/2009	245,622.00 USD
IC673993H	NW0187DP458	HNK	IMLC	SHUASIA INTERNATIONAL TRADING LTD .	HK	11/12/2008	02/04/2009	198,648.96 USD
IC674419H	NW0188DP461	HNK	IMLC	GOLDEN MATE INTERNATIONAL CORP.	TW	11/25/2008	02/04/2009	48,844.80 USD
IC674422H	NW0189DP460	HNK	IMLC	PRESTIGE FOOTWEAR CO. LTD.	TW	11/25/2008	02/04/2009	48,285.60 USD
IC674704H	NW0190JB120108	HNK	IMLC	SUPERL HOLDINGS LIMITED	HK	12/05/2008	02/11/2009	166,338.44 USD
IC674705H	NW0191ND112508	HNK	IMLC	SUPERL HOLDINGS LIMITED	HK	12/05/2008	02/11/2009	163,660.74 USD
IC674706H	NW0192DP462	HNK	IMLC	BROWN PACIFIC TRADING LTD .	HK	12/05/2008	02/25/2009	167,665.50 USD
IC674707H	NW0193DP463	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	12/05/2008	02/25/2009	76,176.00 USD
IC674926H	NW0194DP464	HNK	IMLC	HONOUR SERVICES LTD.	TW	12/11/2008	03/04/2009	34,425.00 USD
IC674927H	NW0195DP465	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	12/11/2008	03/04/2009	172,672.50 USD
IC674928H	NW0196ND010	HNK	IMLC	BASINI ENTERPRISE CO. LTD.	TH	12/11/2008	02/25/2009	26,040.00 USD
IC674929H	NW0197DP466	HNK	IMLC	PUIBRIGHT INVESTMENTS LIMITED	HK	12/11/2008	03/06/2009	108,904.20 USD
IC674930H	NW0198DP467	HNK	IMLC	MASTERSHIP INTERNATIONAL CO., LTD.	TW	12/11/2008	02/10/2009	155,692.80 USD
IC674931H	NW0199DP468	HNK	IMLC	MASTERSHIP INTERNATIONAL CO., LTD.	TW	12/11/2008	03/04/2009	30,404.16 USD
IC675288H	NW0200ND011	HNK	IMLC	CORAL REEF ASIA PACIFIC LTD	HK	12/22/2008	02/03/2009	34,140.75 USD
IC675289H	NW0201SP66	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	12/22/2008	02/20/2009	35,089.20 USD
IC675290H	NW0202SP67	HNK	IMLC	MASTERSHIP INTERNATIONAL CO., LTD.	TW	12/22/2008	02/15/2009	35,893.00 USD
IC675291H	NW0203DP470	HNK	IMLC	GOLDEN MATE INTERNATIONAL CORP.	TW	12/22/2008	03/04/2009	260,602.80 USD
IC675292H	NW0204DP469	HNK	IMLC	PRESTIGE FOOTWEAR CO. LTD.	TW	12/22/2008	03/04/2009	115,438.50 USD

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: NINE WEST	Page: 2 Date: 12/26/2008
Applicant Name: NINE WEST GROUP INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC675293H	NW0205ND012	HNK	IMLC	CORAL REEF ASIA PACIFIC LTD	HK	12/22/2008	03/06/2009	32,448.00 USD
IC675309H	NW206SP68	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	12/23/2008	02/24/2009	57,003.45 USD
						Appl Name Total:		3,111,181.46
							Total:	3,111,181.46
BA/ACCPT Summary:
							Total:
*** END OF OUTSTANDING SUMMARY REPORT
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL
Applicant Name: Jones Retail

L/C Bank	L/C Cust					Opening	Expiry	L/C
Reference	Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Balance
SM233625	SM233625	USA	SBLC	Longchamp Usa, Inc	US	12/23/2008	11/30/2009	1,100,000.00

JPMorgan Chase Bank, N.A.
Letters of Credit Outstanding by Bank Reference Number

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-561172-0058	AIR	USD	24537.24	SEP 26, 2008	—
TITI-561172-0059	AIR	USD	31492.44	SEP 26, 2008	—	DOREEN GARMENTS
TITI-561172-0062	AIR	USD	18424.32	OCT 08, 2008	—
TITI-561172-0063	AIR	USD	31076.4	OCT 14, 2008	—
TITI-561172-0064	AIR	USD	19642.56	OCT 14, 2008	—	DOREEN GARMENTS
TITI-563166-0010	AIR	USD	12954.48	APR 02, 2008	—	DOREEN GARMENTS
TITI-566214-0022	AIR	USD	15802.11	AUG 29, 2008	—
TITI-566214-0025	AIR	USD	19176.48	SEP 09, 2008	—
TITI-566214-0039	AIR	USD	8698	SEP 25, 2008	—	DOREEN GARMENTS
TITI-566214-0050	AIR	USD	8136.48	OCT 23, 2008	—
TITI-566214-0053	AIR	USD	9576	OCT 29, 2008	—	DOREEN GARMENTS
TITI-570422-0003	AIR	USD	21362.64	NOV 20, 2008	—
TITI-570422-0004	AIR	USD	40319.64	NOV 25, 2008	—
TITI-579412-0005	AIR	USD	27041.19	SEP 21, 2007	—
TITI-583166-0005	AIR	USD	2671.68	APR 16, 2008	—	MIAMI EXPORTS PVT
TITI-584264-0005	AIR	USD	19016.88	APR 10, 2007	—
TITI-664648-0010	AIR	USD	19793.8	FEB 28, 2007	—	DIRD GARMENT LIMITED
TITI-561172	ILC	USD	127080.33	AUG 31, 2007	OCT 15, 2008	DOREEN GARMENTS
TITI-565169	ILC	USD	1712477.13	JAN 28, 2008	JAN 09, 2009	THIRD DIMENSION APPAREL LLC
TITI-566214	ILC	USD	502829.57	MAR 12, 2008	SEP 25, 2008	DOREEN GARMENTS
TITI-566252	ILC	USD	723122.4	MAR 12, 2008	DEC 02, 2008	MUSTAFA AND KAMAL ASHRAF TRADING
TITI-566384	ILC	USD	1315961.11	MAR 18, 2008	JAN 13, 2009	LOTUS GARMENTS CO
TITI-567733	ILC	USD	726107.86	MAY 02, 2008	NOV 25, 2008	LOTUS GARMENTS CO
TITI-568784	ILC	USD	97886.63	JUN 09, 2008	SEP 02, 2008	UPAN WASANA EPZ LTD.
TITI-569105	ILC	USD	522831.05	JUN 19, 2008	NOV 18, 2008	VOGUE INTERNATIONAL AGENCY
TITI-569384	ILC	USD	910067.3	JUL 01, 2008	JAN 09, 2009	CLASSIC FASHION APPAREL
TITI-569954	ILC	USD	142511.15	JUL 18, 2008	OCT 07, 2008	UPAN WASANA EPZ LTD.
TITI-570239	ILC	USD	294616.85	JUL 29, 2008	NOV 18, 2008	CLASSIC FASHION COMPANY
TITI-570373	ILC	USD	1032631.27	AUG 04, 2008	JAN 06, 2009	CLASSIC FASHION APPAREL
TITI-570422	ILC	USD	134919.31	AUG 07, 2008	DEC 09, 2008	DOREEN GARMENTS
TITI-570652	ILC	USD	389201.69	AUG 15, 2008	NOV 24, 2008	CLASSIC FASHION APPAREL
TITI-570978	ILC	USD	334200.37	AUG 29, 2008	NOV 12, 2008	DEFIANCE TRADING LLC
TITI-571129	ILC	USD	101256.96	SEP 05, 2008	DEC 24, 2008	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-571130	ILC	USD	433213.7	SEP 08, 2008	DEC 17, 2008	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-571356	ILC	USD	726350.63	SEP 15, 2008	JAN 20, 2009	8ANDO DESIGN LTD.
TITI-571464	ILC	USD	220050.56	SEP 17, 2008	FEB 05, 2009	TRANS AFRICA GARMENT INDUSTRY
TITI-571465	ILC	USD	1029567.29	SEP 17, 2008	DEC 10, 2008	DEFIANCE TRADING LLC
TITI-571468	ILC	USD	1972629.93	SEP 17, 2008	JAN 06, 2009	AFRICA APPARELS EPZ LTD
TITI-571514	ILC	USD	85628.8	SEP 22, 2008	DEC 05, 2008	IVORY GARMENTS FACTORY LLC
TITI-571539	ILC	USD	1461263.11	SEP 22, 2008	JAN 10, 2009	AFRICA APPARELS EPZ LTD
TITI-571540	ILC	USD	112702.59	SEP 22, 2008	DEC 27, 2008	IVORY GARMENTS FACTORY LLC
TITI-571584	ILC	USD	642782.13	SEP 26, 2008	DEC 10, 2008	DEFIANCE TRADING LLC

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-571636	ILC	USD	798613.52	SEP 26, 2008	DEC 25, 2008	PRESITEX ENTERPRISES PTY LTD
TITI-571677	ILC	USD	165666.06	SEP 26, 2008	DEC 02, 2008	TRANS AFRICA GARMENT INDUSTRY
TITI-571803	ILC	USD	612404.45	OCT 02, 2008	DEC 31, 2008	IMPERIAL READYMADE GARMENTS FTY

TITI-571805	ILC	USD	251610.02	OCT 02, 2008	DEC 23, 2008	SUEZ CANAL GARMENTS CO.
TITI-571822	ILC	USD	724017.42	OCT 07, 2008	DEC 30, 2008	CHERRY GROUP CO., LTD
TITI-571850	ILC	USD	123140.59	OCT 03, 2008	DEC 13, 2008	OM JYOTI APPARELS
TITI-571858	ILC	USD	54085.5	OCT 03, 2008	DEC 13, 2008	ALLIED EXPORT INDUSTRIES
TITI-571919	ILC	USD	611026.31	OCT 14, 2008	JAN 09, 2009	PRESITEX ENTERPRISES PTY LTD
TITI-571923	ILC	USD	302059.93	OCT 08, 2008	JAN 12, 2009	GOKALDAS EXPORTS
TITI-571947	ILC	USD	812377.13	OCT 09, 2008	JAN 13, 2009	IMPERIAL READYMADE GARMENTS FTY

TITI-572016	ILC	USD	1279461.58	OCT 10, 2008	JAN 14, 2009	LOTUS GARMENTS CO
TITI-572017	ILC	USD	450551.57	OCT 10, 2008	JAN 06, 2009	SUEZ CANAL GARMENTS CO.
TITI-572018	ILC	USD	520789.5	OCT 15, 2008	JAN 19, 2009	SUEZ CANAL GARMENTS CO.
TITI-572047	ILC	USD	402506.22	OCT 14, 2008	JAN 14, 2009	NILE CLOTHING COMPANY
TITI-572051	ILC	USD	93919.84	OCT 14, 2008	DEC 02, 2008	PT SAINATH INDUSTRIES
TITI-572111	ILC	USD	98003.51	OCT 16, 2008	DEC 25, 2008	OM JYOTI APPARELS
TITI-572112	ILC	USD	315356.45	OCT 16, 2008	DEC 29, 2008	PT SAINATH INDUSTRIES
TITI-572115	ILC	USD	858538.42	OCT 16, 2008	JAN 28, 2009	TRANS AFRICA GARMENT INDUSTRY
TITI-572116	ILC	USD	679865.3	OCT 16, 2008	NOV 22, 2008	HI-TECH TEXTILE EGYPT
TITI-572203	ILC	USD	1224604.73	OCT 20, 2008	JAN 06, 2009	DEFIANCE TRADING LLC
TITI-572301	ILC	USD	285991.52	OCT 24, 2008	DEC 17, 2008	GULF NISHAT APPAREL LTD.
TITI-572303	ILC	USD	225287.21	OCT 24, 2008	DEC 16, 2008	IVORY GARMENTS FACTORY LLC
TITI-572304	ILC	USD	433210.29	OCT 23, 2008	FEB 13, 2009	MUSTAFA AND KAMAL ASHRAF TRADING
TITI-572305	ILC	USD	231476.93	OCT 23, 2008	DEC 16, 2008	PT SAINATH INDUSTRIES, KAWASAN
TITI-572306	ILC	USD	28076.08	OCT 23, 2008	JAN 08, 2009	CLASSIC FASHION APPAREL
TITI-572322	ILC	USD	45555.2	OCT 24, 2008	DEC 30, 2008	THIRD DIMENSION APPAREL LLC
TITI-572325	ILC	USD	392582.86	OCT 24, 2008	JAN 13, 2009	CLASSIC FASHION COMPANY
TITI-572326	ILC	USD	681066.29	OCT 24, 2008	JAN 23, 2009	CLASSIC FASHION APPAREL
TITI-572327	ILC	USD	697343.85	OCT 24, 2008	DEC 03, 2008	GULF NISHAT APPAREL LTD.
TITI-572329	ILC	USD	617258.88	OCT 24, 2008	DEC 24, 2008	TRANS AFRICA GARMENT INDUSTRY
TITI-572330	ILC	USD	3198806.88	OCT 27, 2008	JAN 13, 2009	NILE CLOTHING COMPANY
TITI-572359	ILC	USD	189969	OCT 28, 2008	NOV 11, 2008	M/S RAJBY INDUSTRIES
TITI-572382	ILC	USD	41774.25	OCT 28, 2008	JAN 07, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-572385	ILC	USD	63304.67	OCT 28, 2008	JAN 07, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-572386	ILC	USD	7003.58	OCT 28, 2008	JAN 07, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-572387	ILC	USD	345440.07	NOV 04, 2008	DEC 13, 2008	DAE HA INC
TITI-572388	ILC	USD	1866561.49	OCT 28, 2008	JAN 10, 2009	MUSTAFA AND KAMAL ASHRAF TRADING
TITI-572391	ILC	USD	1420299.85	OCT 28, 2008	JAN 09, 2009	THIRD DIMENSION APPAREL LLC
TITI-572392	ILC	USD	1164896.75	OCT 28, 2008	DEC 26, 2008	CLASSIC FASHION APPAREL

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-572494	ILC	USD	157107.01	NOV 03, 2008	JAN 06, 2009	CLASSIC FASHION COMPANY
TITI-572499	ILC	USD	98703.36	NOV 03, 2008	DEC 18, 2008	GULF NISHAT APPAREL LTD.
TITI-572500	ILC	USD	84546	NOV 03, 2008	DEC 15, 2008	JEANS PLUS LIMITED
TITI-572507	ILC	USD	43593.98	OCT 31, 2008	FEB 03, 2009	UNION APPAREL (PVT) LTD.
TITI-572508	ILC	USD	226904.24	OCT 31, 2008	JAN 07, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-572509	ILC	USD	54156.31	OCT31, 2008	JAN 07, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-572510	ILC	USD	56718.9	OCT 31, 2008	DEC 31, 2008	SUZHOU RICH-TIGER TEXTILE AND GMT
TITI-572511	ILC	USD	792675.8	OCT 31, 2008	JAN 04, 2009	PT SAINATH INDUSTRIES
TITI-572512	ILC	USD	180264.92	NOV 03, 2008	JAN 27, 2009	IMPERIAL READYMADE GARMENTS FTY

TITI-572513	ILC	USD	30366	OCT 31, 2008	JAN 11, 2009	PEARL GLOBAL LIMITED
TITI-572514	ILC	USD	249612.68	NOV 03, 2008	JAN 03, 2009	PEARL GLOBAL LIMITED
TITI-572516	ILC	USD	38734.16	OCT 31, 2008	DEC 23, 2008	PT SAINATH INDUSTRIES
TITI-572517	ILC	USD	10099.66	OCT 31, 2008	DEC 30, 2008	PT SAINATH INDUSTRIES
TITI-572518	ILC	USD	635136.99	OCT 31, 2008	DEC 14, 2008	PT SAINATH INDUSTRIES
TITI-572519	ILC	USD	40005	OCT 31, 2008	JAN 03, 2009	PEARL GLOBAL LIMITED
TITI-572579	ILC	USD	214827.48	NOV 04, 2008	FEB 13, 2009	CLASSIC FASHION APPAREL
TITI-572580	ILC	USD	426573.95	NOV 04, 2008	JAN 15, 2009	VOGUE INTERNATIONAL AGENCIES FZE

TITI-572581	ILC	USD	312315.41	NOV 04, 2008	DEC 15, 2008	M/S ITC LIMITED
TITI-572582	ILC	USD	150327.45	NOV 04, 2008	DEC 30, 2008	JEANS PLUS L1MrTED
TITI-572585	ILC	USD	476315.35	NOV 04, 2008	JAN 14, 2009	PEARL GLOBAL LIMITED
TITI-572665	ILC	USD	16810.47	NOV 06, 2008	NOV 22, 2008	ALLIED EXPORT INDUSTRIES
TITI-572666	ILC	USD	366313.25	NOV 06, 2008	JAN 05, 2009	PEARL GLOBAL LIMITED
TITI-572743	ILC	USD	185315.11	NOV 13, 2008	FEB 14, 2009	S.F. FASHION WEARS LTD.
TITI-572744	ILC	USD	121536.35	NOV 13, 2008	FEB 15, 2009	STERLING STYLES LTD
TITI-572750	ILC	USD	258733.61	NOV 13, 2008	DEC 30, 2008	DEFIANCE TRADING LLC
TITI-572751	ILC	USD	102250.26	NOV 13, 2008	JAN 06, 2009	DEFIANCE TRADING LLC
TITI-572752	ILC	USD	363203.27	NOV 13, 2008	JAN 07, 2009	DEFIANCE TRADING LLC
TITI-572755	ILC	USD	71371.19	NOV 13, 2008	DEC 31, 2008	DEFIANCE TRADING LLC
TITI-572756	ILC	USD	261282.04	NOV 13, 2008	FEB 10, 2009	CLASSIC FASHION COMPANY
TITI-572757	ILC	USD	395181.32	NOV 13, 2008	FEB 10, 2009	STANDARD GROUP LIMITED
TITI-572758	ILC	USD	73710	NOV 13, 2008	JAN 21, 2009	M/S RAJBY INDUSTRIES
TITI-572802	ILC	USD	84437.42	NOV 12, 2008	DEC 13, 2008	IVORY GARMENTS FACTORY LLC
TITI-572815	ILC	USD	882042.5	NOV 17, 2008	FEB 24, 2009	LOTUS GARMENTS CO
TITI-572827	ILC	USD	140566.4	NOV 14, 2008	FEB 15, 2009	ABA FASHIONS LTD
TITI-572968	ILC	USD	247836.67	DEC 09, 2008	FEB 03, 2009	SUZHOU RICH-TIGER TEXTILE AND GMT
TITI-572969	ILC	USD	272260.17	NOV 19, 2008	JAN 03, 2009	ALLIED EXPORT INDUSTRIES
TITI-572970	ILC	USD	122674.23	NOV 19, 2008	DEC 30, 2008	DULARI EXPORTS
TITI-572972	ILC	USD	856990.51	NOV 19, 2008	JAN 07, 2009	DEFIANCE TRADING LLC
TITI-572973	ILC	USD	226132.2	NOV 19, 2008	JAN 03, 2009	TEXPORT SYNDICATE INDIA LIMITED
TITI-572974	ILC	USD	32706.83	NOV 19, 2008	JAN 24, 2009	TEXPORT SYNDICATE INDIA LIMITED

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-572975	ILC	USD	157852.8	NOV 21, 2008	FEB 03, 2009	ALI MURTAZA ASSOCIATES (PVT) LTD
TITI-572976	ILC	USD	71737.97	NOV 19, 2008	JAN 27, 2009	CLASSIC FASHION APPAREL
TITI-572977	ILC	USD	735897.58	NOV 21, 2008	JAN 06, 2009	CLASSIC FASHION COMPANY
TITI-572978	ILC	USD	601020	NOV 21, 2008	JAN 03, 2009	PEARL GLOBAL LIMITED
TITI-572985	ILC	USD	1387066.46	NOV 19, 2008	DEC 31, 2008	TRIMAX TRADING (WUXI) CO., LTD.
TITI-572986	ILC	USD	217443.56	NOV 19, 2008	DEC 30, 2008	ALI MURTAZA ASSOCIATES (PVT) LTD
TITI-573041	ILC	USD	243240.48	NOV 21, 2008	MAR 12, 2009	S.F. FASHION WEARS LTD.
TITI-573045	ILC	USD	95026.81	NOV 24, 2008	JAN 23, 2009	THIRD DIMENSION APPAREL LLC
TITI-573046	ILC	USD	339583.7	NOV 21, 2008	DEC 30, 2008	DAE HA INC
TITI-573188	ILC	USD	58968	NOV 28, 2008	JAN 10, 2009	DULARI EXPORTS
TITI-573353	ILC	USD	356983.81	DEC 10, 2008	MAR 25, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-573354	ILC	USD	589972.7	DEC 10, 2008	MAR 18, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-573355	ILC	USD	40740.62	DEC 11, 2008	FEB 04, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-573356	ILC	USD	14842.8	DEC 11, 2008	FEB 14, 2009	OM JYOTI APPARELS
TITI-573357	ILC	USD	55108.2	DEC 10, 2008	JAN 17, 2009	DULARI EXPORTS
TITI-573361	ILC	USD	518412.01	DEC 11, 2008	JAN 09, 2009	THIRD DIMENSION APPAREL LLC
TITI-573362	ILC	USD	73343.84	DEC 11, 2008	MAR 02, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-573364	ILC	USD	454837.9	DEC 10, 2008	DEC 31, 2008	M/S RAJBY INDUSTRIES
TITI-573365	ILC	USD	86070.6	DEC 11, 2008	MAR 02, 2009	STERLING STYLES LTD
TITI-573366	ILC	USD	235453.55	DEC 10, 2008	MAR 06, 2009	THIRD DIMENSION APPAREL LLC
TITI-573367	ILC	USD	780005.65	DEC 11, 2008	FEB 13, 2009	CLASSIC FASHION APPAREL
TITI-573368	ILC	USD	807390.61	DEC 10, 2008	APR 30, 2009	CLASSIC FASHION APPAREL
TITI-573370	ILC	USD	187668.05	DEC 11, 2008	MAR 13, 2009	TRANS AFRICA GARMENT INDUSTRY
TITI-573371	ILC	USD	291496.97	DEC 11, 2008	FEB 04, 2009	PRESITEX ENTERPRISES PTY LTD
TITI-573563	ILC	USD	1219845.31	DEC 12, 2008	FEB 09, 2009	CLASSIC FASHION COMPANY
TITI-573564	ILC	USD	135697.97	DEC 15, 2008	FEB 14, 2009	JEANS PLUS LIMITED
TITI-573569	ILC	USD	75378.45	DEC 12, 2008	FEB 14, 2009	JEANS PLUS LIMITED
TITI-573570	ILC	USD	181326.73	DEC 15, 2008	FEB 25, 2009	SHINWON CORP
TITI-573573	ILC	USD	1189201.08	DEC 15, 2008	JAN 14, 2009	IVORY GARMENTS FACTORY LLC
TITI-573574	ILC	USD	40740.62	DEC 15, 2008	FEB 04, 2009	SOCOTA BRANDOT INVESTMENTS LTD.

TITI-573586	ILC	USD	118015.38	DEC 12, 2008	FEB 13, 2009	THIRD DIMENSION APPAREL LLC
TITI-573589	ILC	USD	909748.46	DEC 12, 2008	FEB 27, 2009	THIRD DIMENSION APPAREL LLC
TITI-573590	ILC	USD	695314.83	DEC 16, 2008	FEB 25, 2009	DEFIANCE TRADING LLC
TITI-573591	ILC	USD	114597	DEC 12, 2008	JAN 07, 2009	CHERRY GROUP CO., LTD
TITI-573592	ILC	USD	173754	DEC 12, 2008	JAN 22, 2009	CHERRY GROUP CO., LTD
TITI-573593	ILC	USD	269293.25	DEC 12, 2008	MAR 21, 2009	TRIMAX TRADING (WUXI) CO., LTD.
TITI-573594	ILC	USD	74821.41	DEC 12, 2008	JAN 30, 2009	CHERRY GROUP CO., LTD
TITI-573595	ILC	USD	192126.31	DEC 12, 2008	JAN 14, 2009	CHERRY GROUP CO., LTD
TITI-573596	ILC	USD	78422.4	DEC 12, 2008	JAN 23, 2009	IVORY GARMENTS FACTORY LLC
TITI-573597	ILC	USD	62425.94	DEC 12, 2008	JAN 15, 2009	CLASSIC FASHION APPAREL
TITI-573598	ILC	USD	385749	DEC 12, 2008	MAR 02, 2009	JEANS PLUS LIMITED

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-573599	ILC	USD	63538.52	DEC 15, 2008	FEB 24, 2009	ALLIED EXPORT INDUSTRIES
TITI-573600	ILC	USD	524486.84	DEC 12, 2008	DEC 28, 2008	CHERRY GROUP CO., LTD
TITI-573601	ILC	USD	125884.84	DEC 12, 2008	JAN 09, 2009	CHERRY GROUP CO., LTD
TITI-573707	ILC	USD	31185	DEC 17, 2008	JAN 10, 2009	ALLIED EXPORT INDUSTRIES
TITI-573708	ILC	USD	127457.4	DEC 17, 2008	FEB 21, 2009	ALLIED EXPORT INDUSTRIES
TITI-573710	ILC	USD	620912.12	DEC 18, 2008	JAN 09, 2009	CLASSIC FASHION APPAREL
TITI-573895	ILC	USD	306169.92	DEC 24, 2008	JAN 26, 2009	SUEZ CANAL GARMENTS CO.
TITI-573896	ILC	USD	166253.47	DEC 26, 2008	JAN 20, 2009	SHINWON CORP
TITI-573897	ILC	USD	163204.78	DEC 24, 2008	JAN 14, 2009	TRAKYA TEKSTIL VE GIYIM SAN VE DIS

TITI-573898	ILC	USD	8487.99	DEC 29, 2008	JAN 16, 2009	DAE HA INC
TITI-573899	ILC	USD	72859.25	DEC 26, 2008	JAN 06, 2009	DAE HA INC
TITI-573900	ILC	USD	166901.2	DEC 24, 2008	MAR 31, 2009	DEFIANCE TRADING LLC
TITI-573901	ILC	USD	480724.78	DEC 26, 2008	FEB 10, 2009	DEFIANCE TRADING LLC
TITI-573902	ILC	USD	90969.56	DEC 26, 2008	MAR 07, 2009	DEFIANCE TRADING LLC
TITI-573903	ILC	USD	1014995.02	DEC 24, 2008	MAR 07, 2009	DEFIANCE TRADING LLC
TITI-573904	ILC	USD	226358.12	DEC 24, 2008	MAR 21, 2009	DEFIANCE TRADING LLC
TITI-573907	ILC	USD	486445.3	DEC 26, 2008	MAR 07, 2009	DEFIANCE TRADING LLC
TITI-561172-0071	STG	USD	25848.48	NOV 05, 2008	NOV 04, 2009	DOREEN GARMENTS
TITI-561246-0003	STG	USD	941.4	DEC 07, 2007	DEC 06, 2013
TITI-561254-0010	STG	USD	13014.83	DEC 07, 2007	DEC 06, 2013
TITI-561510-0008	STG	USD	48653	DEC 06, 2007	DEC 06, 2013	UPAN WASANA EPZ LTD.
TITI-561510-0009	STG	USD	5528.3	DEC 07, 2007	DEC 06, 2013	UPAN WASANA EPZ LTD.
TITI-563166-0003	STG	USD	49550.16	MAR 11, 2008	MAR 11, 2009
TITI-568784-0008	STG	USD	182013.96	SEP 12, 2008	SEP 12, 2009	UPAN WASANA EPZ LTD.
TITI-569954-0013	STG	USD	9173.4	NOV 13, 2008	NOV 13, 2014	UPAN WASANA EPZ LTD.
TITI-569954-0014	STG	USD	6472.2	NOV 13, 2008	NOV 13, 2014	UPAN WASANA EPZ LTD.
TITI-579906-0022	STG	USD	64319.42	FEB 01, 2008	FEB 01, 2014	DOREEN GARMENTS
TITI-586996-0002	STG	USD	72630	JUN 15, 2007	JUN 15, 2013
TITI-587831-0003	STG	USD	100323.24	JUN 29, 2007	JUN 24, 2013	UPAN WASANA EPZ LTD.
TITI-663684-0010	STG	USD	132206.4	SEP 15, 2006	SEP 15, 2012
TITI-561172-0023	STG	USD	17141.04	MAR 11, 2008	MAR 11, 2009
TITI-561172-0066	STG	USD	59235.68	OCT 17, 2008	OCT 17, 2009	DOREEN GARMENTS
TITI-566214-0020	STG	USD	11232	AUG 19, 2008	AUG 18, 2009
TITI-566214-0026	STG	USD	27926.8	SEP 09, 2008	SEP 09, 2009	DOREEN GARMENTS
TITI-566214-0027	STG	USD	35102.72	SEP 11, 2008	SEP 11, 2009
TITI-568784-0007	STG	USD	107702.49	SEP 12, 2008	SEP 12, 2009
TITI-569369-0004	STG	USD	98384.88	OCT 31, 2008	OCT 31, 2009
TITI-569954-0009	STG	USD	163222.08	OCT 31, 2008	OCT 31, 2009	UPAN WASANA EPZ LTD.
TITI-569954-0010	STG	USD	3021.48	OCT 31, 2008	OCT 31, 2009

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
T1HI-569955	ILC	USD	7276.5	JUL 18, 2008	DEC 22, 2008	GLORY ON INTERNATIONAL LTD.
T1HI-571288	ILC	USD	1768654.44	SEP 11, 2008	DEC 31,2008	CJR INDUSTRIES (FE) LIMITED
T1HI-571292	ILC	USD	800604	SEP 11, 2008	DEC 31,2008	CHINA POINT (ASIA) LTD
T1HI-571880	ILC	USD	227138.94	OCT 08, 2008	DEC 29, 2008	KENNETEX INTERNATIONAL LTD.
T1HI-571881	ILC	USD	150774.75	OCT 08, 2008	DEC 30, 2008	KENNETEX INTERNATIONAL LTD.
T1HI-571920	ILC	USD	37354.11	OCT 08, 2008	DEC 13, 2008	PRATTISON GARMENT LTD.
T1HI-572302	ILC	USD	63028.84	OCT 24, 2008	JAN 13, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-572311	ILC	USD	598115.95	OCT 23, 2008	JAN 14, 2009	CHINA POINT (ASIA) LTD
T1HI-572312	ILC	USD	117713.11	OCT 24, 2008	JAN 14, 2009	CHINA POINT (ASIA) LTD
T1HI-572589	ILC	USD	1572312.92	NOV 26, 2008	JAN 06, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-572816	ILC	USD	105590.1	NOV 13, 2008	JAN 14, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-572823	ILC	USD	96402.6	NOV 13, 2008	DEC 15, 2008	KENNETEX INTERNATIONAL LTD.
T1HI-572828	ILC	USD	140378.53	NOV 14, 2008	JAN 14, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-572967	ILC	USD	22739.54	NOV 19, 2008	DEC 30, 2008	PRATTISON GARMENT LTD.
T1HI-572971	ILC	USD	258872.8	NOV 19, 2008	JAN 11,2009	PRATTISON GARMENT LTD.
T1HI-573042	ILC	USD	43520.4	NOV 21, 2008	DEC 30, 2008	PRATTISON GARMENT LTD.
T1HI-573358	ILC	USD	4475.52	DEC 10, 2008	DEC 25, 2008	KENNETEX INTERNATIONAL LTD.
T1HI-573363	ILC	USD	414252.04	DEC 10, 2008	JAN 05, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-573369	ILC	USD	3060400.92	DEC 10, 2008	DEC 26, 2008	KENNETEX INTERNATIONAL LTD.
T1HI-573577	ILC	USD	265154.4	DEC 12, 2008	FEB 25, 2009	CHINA POINT (ASIA) LTD
T1HI-573578	ILC	USD	80931.44	DEC 12, 2008	MAR 18, 2009	CHINA POINT (ASIA) LTD
T1HI-573581	ILC	USD	54158.01	DEC 12, 2008	JAN 22, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-573582	ILC	USD	34965	DEC 12, 2008	JAN 11,2009	PRATTISON GARMENT LTD.
T1HI-573585	ILC	USD	68159.7	DEC 12, 2008	JAN 18, 2009	PRATTISON GARMENT LTD.
T1HI-573602	ILC	USD	95206.36	DEC 12, 2008	JAN 11,2009	KENNETEX INTERNATIONAL LTD.
T1HI-573705	ILC	USD	60079.7	DEC 17, 2008	FEB 11, 2009	CHINA POINT (ASIA) LTD
T1HI-573706	ILC	USD	263445.84	DEC 17, 2008	FEB 11, 2009	CHINA POINT (ASIA) LTD
T1HI-573709	ILC	USD	1164895.45	DEC 17, 2008	FEB 07, 2009	KENNETEX INTERNATIONAL LTD.
T1HI-573908	ILC	USD	52611.01	DEC 24, 2008	FEB 14, 2009	KENNETEX INTERNATIONAL LTD.

JPM Reference Number	Product Cat	liab Currency	liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name	Purpose Code	Purpose Category	Notification Period	Auto Extension Period	Final Expiry Date
P-278500	NLC	USD	372500	APR 23, 1998	MAR 31, 2009	B.J.W . ASSOCIATES	OTHER OBLIGATIONS (TRADE)	FINANCIAL	75 DAYS	12 MONTHS	NOV 30, 2010

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-584853-0006	AIR	USD	51090.62	APR 10, 2007	—
TITI-676212-0005	AIR	USD	3944.5	FEB 10, 2006	—
IITI-573850	ILC	USD	18483.02	DEC 24, 2008	JAN 30, 2009	POONG IN TRADING CO., LTD
IITI-573851	ILC	USD	36025.88	DEC 24, 2008	JAN 09, 2009	SEOHAP CO., LTD.
IITI-573861	ILC	USD	31045.41	DEC 24, 2008	JAN 15, 2009	FORMOSTAR GARMENT CO LTD
IITI-573862	ILC	USD	18861.59	DEC 24, 2008	FEB 11, 2009	PT. MASTERINDO JAYA ABADI
IITI-573868	ILC	USD	116220.64	DEC 24, 2008	JAN 28, 2009	TAINAN ENTERPRISES CO., LTD
IITI-573871	ILC	USD	19331.71	DEC 30, 2008	FEB 14, 2009	TY FASHION INTERNATIONAL CO LTD
IITI-573872	ILC	USD	60483.14	DEC 24, 2008	FEB 13, 2009	KING STAR GARMENT INTL CO LTD
IITI-573879	ILC	USD	21844.04	DEC 24, 2008	FEB 06, 2009	JIANGSU ARTS AND CRAFTS CORPORATION
IITI-573880	ILC	USD	28670.29	DEC 24, 2008	FEB 16, 2009	BURI CO., LTD
IITI-573882	ILC	USD	128339.41	DEC 24, 2008	FEB 25, 2009	MERIM CORP.
IITI-573909	ILC	USD	21776.03	DEC 24, 2008	JAN 15, 2009	CHERRY GROUP CO., LTD
TITI-571460	ILC	USD	18701.64	SEP 17, 2008	OCT 30, 2008	PT INSUNG INTERNATIONAL
TITI-571461	ILC	USD	23766.75	SEP 17, 2008	OCT 09, 2008	RNC GROUP, LLC
TITI-572194	ILC	USD	12488.28	OCT 20, 2008	DEC 01, 2008	THAI GARMENT EXPORT CO., LTD
TITI-572331	ILC	USD	20245.01	OCT 24, 2008	DEC 03, 2008	KING STAR GARMENT INTL CO LTD
TITI-572630	ILC	USD	31430.72	NOV 07, 2008	DEC 30, 2008	TY FASHION INTERNATIONAL CO LTD
TITI-572636	ILC	USD	14206.82	NOV 06, 2008	JAN 03, 2009	ORIENT CRAFT LTD..
TITI-572647	ILC	USD	1418.04	NOV 06, 2008	DEC 20, 2008	KEN TRADING
TITI-572648	ILC	USD	18076.8	NOV 07, 2008	DEC 10, 2008	JK INDUSTRY CO., LTD
TITI-572649	ILC	USD	92785	NOV 06, 2008	JAN 18, 2009	HYUNJIN APPAREL CO. LTD.
TITI-572653	ILC	USD	11261.26	NOV 06, 2008	NOV 30, 2008	POONG IN TRADING CO., LTD
TITI-572794	ILC	USD	49777.85	NOV 12, 2008	JAN 05, 2009	KING STAR GARMENT INTL CO LTD
TITI-572796	ILC	USD	3041.62	NOV 12, 2008	DEC 24, 2008	EPIC DESIGNERS VIETNAM LTD.
TITI-572801	ILC	USD	122455.33	NOV 12, 2008	JAN 21, 2009	HYUNJIN APPAREL CO. LTD.
TITI-572881	ILC	USD	22380.14	NOV 17, 2008	DEC 17, 2008	BURI CO., LTD
TITI-572962	ILC	USD	20878.2	NOV 19, 2008	DEC 17, 2008	CHERRY GROUP CO., LTD
TITI-572963	ILC	USD	13473.81	NOV 19, 2008	JAN 16, 2009	KING STAR GARMENT INTL CO LTD
TITI-573051	ILC	USD	14525.81	NOV 21, 2008	JAN 04, 2009	NINGBO FANHUA IMP AND EXP CO LTD
TITI-573056	ILC	USD	36429.37	NOV 21, 2008	DEC 30, 2008	CRYSTALCLEAR WEALTH LTD
TITI-573057	ILC	USD	23240.7	NOV 21, 2008	DEC 26, 2008	SHANGHAI JOY PLUS FASHION CO., LTD

TITI-573061	ILC	USD	10500.01	NOV 21, 2008	JAN 01, 2009	CHERRY GROUP CO., LTD
TITI-573062	ILC	USD	840.09	NOV 21, 2008	DEC 23, 2008	PT UNGARAN SARI GARMENTS
TITI-573179	ILC	USD	11004.63	NOV 26, 2008	JAN 15, 2009	APPAREL MERCHANDISING CO.,
TITI-573187	ILC	USD	38036.17	NOV 26, 2008	JAN 09, 2009	SEOHAP CO., LTD.
TITI-573304	ILC	USD	34877.74	DEC 04, 2008	JAN 14, 2009	EPIC DESIGNERS VIETNAM LTD.
TITI-573305	ILC	USD	23879.11	DEC 05, 2008	FEB 05, 2009	JUNG KWANG IND CO LTD
TITI-573306	ILC	USD	15655.14	DEC 04, 2008	DEC 26, 2008	BURI CO., LTD
TITI-573313	ILC	USD	21856.67	DEC 04, 2008	JAN 21, 2009	CRYSTALCLEAR WEALTH LTD
TITI-573314	ILC	USD	283500	DEC 05, 2008	MAR 02, 2009	NANTONG KINSWEAR MFG. CO., LTD

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
TITI-573319	ILC	USD	36683.12	DEC 04, 2008	JAN 20, 2009	PT UNI-ENLARGE INDUSTRY INDONESIA
TITI-573320	ILC	USD	17418.49	DEC 05, 2008	JAN 07, 2009	FORMOSTAR GARMENT CO LTD
TITI-573332	ILC	USD	11238.65	DEC 04, 2008	JAN 30, 2009	CRYSTALCLEAR WEALTH LTD
TITI-573333	ILC	USD	175140	DEC 05, 2008	JAN 30, 2009	TY FASHION INTERNATIONAL CO LTD
TITI-573501	ILC	USD	31476.59	DEC 15, 2008	JAN 10, 2009	BURl CO., LTD
TITI-573502	ILC	USD	13767.11	DEC 11, 2008	JAN 04, 2009	TAINAN ENTERPRISES CO., LTD
TITI-573503	ILC	USD	13340.5	DEC 11, 2008	JAN 07, 2009	FORMOSTAR GARMENT CO LTD
TITI-573504	ILC	USD	10714.5	DEC 11, 2008	FEB 06, 2009	JIANGSU ARTS AND CRAFTS CORPORATION
TITI-573507	ILC	USD	10933.27	DEC 11, 2008	DEC 31, 2008	CHERRY GROUP CO., LTD
TITI-573525	ILC	USD	14325.49	DEC 12, 2008	JAN 23, 2009	JIANGSU ARTS AND CRAFTS CORPORATION
TITI-573526	ILC	USD	11336.57	DEC 12, 2008	JAN 20, 2009	PT. MASTERINDO JAYA ABADI
TITI-573527	ILC	USD	21723.77	DEC 12, 2008	JAN 21, 2009	FORMOSTAR GARMENT CO LTD
TITI-573528	ILC	USD	11029.79	DEC 12, 2008	JAN 07, 2009	FORMOSTAR GARMENT CO LTD
TITI-573531	ILC	USD	57875.42	DEC 12, 2008	FEB 07, 2009	FORMOSTAR GARMENT CO LTD
TITI-573532	ILC	USD	40628.11	DEC 12, 2008	JAN 07, 2009	FORMOSTAR GARMENT CO LTD
TITI-573540	ILC	USD	34069.78	DEC 12, 2008	JAN 19, 2009	EPIC DESIGNERS VIETNAM LTD.
TITI-573548	ILC	USD	17826.82	DEC 15, 2008	JAN 16, 2009	TNACO., LTD
TITI-573553	ILC	USD	51073.2	DEC 12, 2008	FEB 05, 2009	JUNG KWANG IND CO LTD
TITI-573554	ILC	USD	111577.91	DEC 12, 2008	FEB 20, 2009	HYUNJIN APPAREL CO. LTD.
TITI-573557	ILC	USD	11760.71	DEC 12, 2008	FEB 17, 2009	PT. MASTERINDO JAYA ABADI
TITI-573663	ILC	USD	20968.76	DEC 16, 2008	FEB 23, 2009	BURl CO., LTD
TITI-573665	ILC	USD	35837.48	DEC 16, 2008	FEB 01, 2009	TAINAN ENTERPRISES CO., LTD
TITI-573666	ILC	USD	11054.51	DEC 16, 2008	JAN 31, 2009	TONGLU PUDE GARMENT CO.
TITI-573667	ILC	USD	83438.07	DEC 16, 2008	FEB 14, 2009	EPIC DESIGNERS VIETNAM LTD.
TITI-573668	ILC	USD	14392.04	DEC 16, 2008	FEB 07, 2009	APPAREL MERCHANDISING CO.,
TITI-573671	ILC	USD	15905.23	DEC 16, 2008	FEB 07, 2009	PATEL EXPORTS INDIA

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
I1HI-573849	ILC	USD	19081.34	DEC 24, 2008	FEB 12, 2009	INJAE TRADING COMPANY
I1HI-573852	ILC	USD	10641.4	DEC 24, 2008	FEB 10, 2009	TRISTATE TRADING LIMITED-MACAO COM
I1HI-573853	ILC	USD	23361.26	DEC 24, 2008	JAN 20, 2009	EXCELLENT JADE LIMITED
I1HI-573854	ILC	USD	29823.79	DEC 24, 2008	FEB 07, 2009	TRISTATE TRADING LIMITED-MACAO COM
I1HI-573855	ILC	USD	10685.14	DEC 24, 2008	FEB 13, 2009	TRISTATE TRADING LIMITED-MACAO COM
I1HI-573856	ILC	USD	33264.83	DEC 24, 2008	JAN 21, 2009	EXCELLENT JADE LIMITED
I1HI-573859	ILC	USD	13403.25	DEC 24, 2008	JAN 27, 2009	EXCELLENT JADE LIMITED
I1HI-573860	ILC	USD	34065.59	DEC 24, 2008	JAN 30, 2009	KWIN HING KNITTING FTY. LTD.
I1HI-573867	ILC	USD	23535.48	DEC 24, 2008	JAN 15, 2009	FASTWELL KNITWEAR MANUFACTURING
I1HI-573873	ILC	USD	13874.04	DEC 24, 2008	JAN 23, 2009	CHINAMINE TRADING LTD
I1HI-573874	ILC	USD	14847.08	DEC 24, 2008	JAN 24, 2009	ARTIF GARMENT FACTORY
I1HI-573875	ILC	USD	15741.31	DEC 24, 2008	JAN 30, 2009	FORNTON KNITTING CO LTD
I1HI-573876	ILC	USD	10881	DEC 24, 2008	JAN 28, 2009	CHIN HO KNITTING FACTORY LTD
I1HI-573877	ILC	USD	37708.4	DEC 24, 2008	JAN 28, 2009	LAI KO KNITTING FACTORY LTD.
I1HI-573878	ILC	USD	19778.33	DEC 24, 2008	MAR 21, 2009	TRIPLE A APPAREL LTD.
I1HI-573881	ILC	USD	24197.24	DEC 24, 2008	MAR 18, 2009	TAl KEI KNITTERS LTD.
I1HI-573889	ILC	USD	41331.05	DEC 24, 2008	MAR 07, 2009	SEJEE COMPANY LTD.
I1HI-573890	ILC	USD	29304.81	DEC 24, 2008	JAN 27, 2009	SEJEE COMPANY LTD.
T1HI-571473	ILC	USD	3196.96	SEP 17, 2008	OCT 23, 2008	KEYABLE INTERNATIONAL LTD
T1HI-572198	ILC	USD	35188.4	OCT 20, 2008	DEC 30, 2008	FASTWELL KNITWEAR MANUFACTURING
T1HI-572278	ILC	USD	25744.66	OCT 22, 2008	DEC 03, 2008	PAK TAK KNITTING AND GARMENT
T1HI-572281	ILC	USD	13952.93	OCT 22, 2008	DEC 30, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-572360	ILC	USD	14392.9	OCT 28, 2008	DEC 31, 2008	COME LONG FASHION KNITS LTD.
T1HI-572377	ILC	USD	36834	OCT 28, 2008	DEC 23, 2008	SLITHER LTD
T1HI-572379	ILC	USD	13455.33	OCT 29, 2008	DEC 31, 2008	FABRICA DE MALHAS UNIVERSAL LDA
T1HI-572483	ILC	USD	3214.2	NOV 03, 2008	DEC 22, 2008	LUNG KAE GARMENT CO
T1HI-572484	ILC	USD	58258.92	NOV 03, 2008	DEC 17, 2008	UNITEX FSHION KNITWEAR LIMITED
T1HI-572491	ILC	USD	16613.98	NOV 03, 2008	DEC 10, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-572587	ILC	USD	28852.85	NOV 04, 2008	DEC 30, 2008	WINNER WAY INDUSTRIAL LTD.
T1HI-572588	ILC	USD	37322.51	NOV 04, 2008	DEC 15, 2008	RGM GARMENT CO., LTD.
T1HI-572629	ILC	USD	32888.16	NOV 07, 2008	JAN 27, 2009	FABRICA DE MALHAS UNIVERSAL LDA
T1HI-572633	ILC	USD	23274.13	NOV 07, 2008	DEC 13, 2008	RGM GARMENT CO., LTD.
T1HI-572634	ILC	USD	39955.23	NOV 07, 2008	DEC 30, 2008	CHINA UNION (CASHMERE) INTL
T1HI-572635	ILC	USD	18583.87	NOV 06, 2008	DEC 17, 2008	CHIN HO KNITTING FACTORY LTD
T1HI-572644	ILC	USD	29701.98	NOV 06, 2008	DEC 18, 2008	HIGH FASHION GARMENTS CO. LTD.
T1HI-572770	ILC	USD	14282.73	NOV 13, 2008	DEC 30, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-572793	ILC	USD	15221.47	NOV 12, 2008	DEC 22, 2008	ARTSON GARMENTS LIMITED
T1HI-572795	ILC	USD	22529.79	NOV 12, 2008	DEC 31, 2008	LAI KO KNITTING FACTORY LTD.

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
T1HI-572797	ILC	USD	43911.63	NOV 13, 2008	JAN 01, 2009	HIGH FASHION GARMENTS CO LTD
T1HI-572798	ILC	USD	30513.01	NOV 12, 2008	JAN 10, 2009	INJAE TRADING COMPANY
T1HI-572882	ILC	USD	15596.42	NOV 19, 2008	DEC 31, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-572961	ILC	USD	13414.28	NOV 19, 2008	DEC 31, 2008	LAI KO KNITTING FACTORY LTD.
T1HI-572964	ILC	USD	20063.52	NOV 19, 2008	JAN 05, 2009	UNIMIX EXPORTERS LTD
T1HI-572965	ILC	USD	23578.13	NOV 19, 2008	DEC 30, 2008	PAK TAK KNITTING AND GARMENT
T1HI-572966	ILC	USD	27964.63	NOV 19, 2008	DEC 30, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-573049	ILC	USD	13285.44	NOV 21, 2008	JAN 07, 2009	INJAE TRADING COMPANY
T1HI-573050	ILC	USD	18536.55	NOV 21, 2008	DEC 19, 2008	TRISTATE TRADING LIMITED-MACAO COM
T1HI-573052	ILC	USD	16734.31	NOV 21, 2008	DEC 31, 2008	TAl KEI KNITTERS LTD.
T1HI-573055	ILC	USD	26679.74	NOV 21, 2008	DEC 31, 2008	LAI KO KNITTING FACTORY LTD.
T1HI-573058	ILC	USD	13800.47	NOV 21, 2008	DEC 31, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-573167	ILC	USD	16054.5	NOV 26, 2008	JAN 07, 2009	SLITHER LTD
T1HI-573168	ILC	USD	17174.77	NOV 28, 2008	JAN 13, 2009	SLITHER LTD
T1HI-573169	ILC	USD	16161.45	NOV 26, 2008	JAN 05, 2009	LUNG KAE GARMENT CO
T1HI-573170	ILC	USD	20462.95	NOV 28, 2008	JAN 05, 2009	CHINAMINE TRADING LTD
T1HI-573171	ILC	USD	81251.86	NOV 26, 2008	DEC 31, 2008	CHIN HO KNITTING FACTORY LTD
T1HI-573172	ILC	USD	12947.09	NOV 26, 2008	JAN 12, 2009	CHINAMINE TRADING LTD
T1HI-573173	ILC	USD	44362.29	NOV 26, 2008	DEC 30, 2008	KWIN HING KNITTING FTY. LTD.
T1HI-573174	ILC	USD	16244.55	NOV 26, 2008	JAN 14, 2009	LAI KO KNITTING FACTORY LTD.
T1HI-573177	ILC	USD	18823.67	NOV 28, 2008	JAN 14, 2009	KWIN HING KNITTING FTY. LTD.
T1HI-573178	ILC	USD	47511.68	NOV 26, 2008	DEC 30, 2008	TAl KEI KNITTERS LTD.
T1HI-573180	ILC	USD	16535.23	DEC 05, 2008	JAN 21, 2009	INJAE TRADING COMPANY
T1HI-573181	ILC	USD	29890.43	NOV 26, 2008	JAN 18, 2009	INJAE TRADING COMPANY
T1HI-573182	ILC	USD	25606.42	NOV 28, 2008	DEC 30, 2008	EXCELLENT JADE LIMITED
T1HI-573183	ILC	USD	23477.69	NOV 26, 2008	JAN 12, 2009	TRISTATE TRADING LIMITED-MACAO COM
T1HI-573184	ILC	USD	35671.95	NOV 26, 2008	JAN 16, 2009	TRISTATE TRADING LIMITED-MACAO COM
T1HI-573185	ILC	USD	25920.83	NOV 28, 2008	DEC 26, 2008	TRISTATE TRADING LIMITED-MACAO COM
T1HI-573189	ILC	USD	8326.73	DEC 05, 2008	JAN 05, 2009	SEJEE COMPANY LTD.
T1HI-573190	ILC	USD	19654.64	DEC 04, 2008	JAN 15, 2009	SEJEE COMPANY LTD.
T1HI-573301	ILC	USD	20577.35	DEC 04, 2008	DEC 27, 2008	TRISTATE TRADING LIMITED-MACAO COM
T1HI-573302	ILC	USD	44459.29	DEC 04, 2008	FEB 08, 2009	EXCELLENT JADE LIMITED
T1HI-573303	ILC	USD	14664.06	DEC 05, 2008	DEC 30, 2008	EXCELLENT JADE LIMITED
T1HI-573307	ILC	USD	12049.8	DEC 05, 2008	JAN 30, 2009	VIMCHAMP GARMENTS LIMITED
T1HI-573308	ILC	USD	26592.3	DEC 05, 2008	JAN 14, 2009	VIMCHAMP GARMENTS LIMITED
T1HI-573315	ILC	USD	29024.54	DEC 04, 2008	FEB 04, 2009	TAl KEI KNITTERS LTD.
T1HI-573316	ILC	USD	11670.93	DEC 05, 2008	DEC 30, 2008	FORNTON KNITTING CO LTD
T1HI-573327	ILC	USD	22758.58	DEC 04, 2008	DEC 30, 2008	PAK TAK KNITTING AND GARMENT
T1HI-573328	ILC	USD	48096.02	DEC 04, 2008	FEB 07, 2009	UNITEX FSHION KNITWEAR LIMITED

JPM Reference Number	Product Cat	Currency	Liab Outstanding Amount	Release Date	Expiry / Maturity Date	Beneficiary Name
T1HI-573331	ILC	USD	12899.49	DEC 04, 2008	FEB 04, 2009	KWIN HING KNITTING FTY. LTD.
T1HI-573334	ILC	USD	56283.16	DEC 05, 2008	JAN 08, 2009	TAl KEI KNITTERS LTD.
T1HI-573349	ILC	USD	35166.98	DEC 10, 2008	FEB 02, 2009	UNIMIX EXPORTERS LTD
T1HI-573350	ILC	USD	19290.72	DEC 10, 2008	FEB 14, 2009	HIGH FASHION GARMENTS CO LTD
T1HI-573351	ILC	USD	97176.65	DEC 10, 2008	FEB 14, 2009	HIGH FASHION GARMENTS CO LTD
T1HI-573352	ILC	USD	21601.49	DEC 11, 2008	JAN 27, 2009	TRISTATE TRADING LIMITED — MAC COM
T1HI-573372	ILC	USD	27461.43	DEC 11, 2008	JAN 07, 2009	FORNTON KNITTING CO LTD
T1HI-573493	ILC	USD	40253.47	DEC 11, 2008	DEC 31, 2008	PAK TAK KNITTING AND GARMENT
T1HI-573494	ILC	USD	16817.62	DEC 11, 2008	JAN 07, 2009	DASHING INDUSTRIAL CO. LTD.
T1HI-573495	ILC	USD	30138.97	DEC 11, 2008	JAN 15, 2009	TAI KEI KNITTERS LTD.
T1HI-573496	ILC	USD	44267.77	DEC 11, 2008	JAN 15, 2009	PAK TAK KNITTING AND GARMENT
T1HI-573497	ILC	USD	15650.25	DEC 11, 2008	FEB 04, 2009	FASTWELL KNITWEAR MANUFACTURING
T1HI-573498	ILC	USD	37472.8	DEC 11, 2008	JAN 10, 2009	LUNG KAE GARMENT CO
T1HI-573508	ILC	USD	12559.07	DEC 11, 2008	JAN 26, 2009	DO DO FASHION LTD
T1HI-573509	ILC	USD	12688.43	DEC 11, 2008	JAN 19, 2009	SHENXIN TEXTILE INDUSTRIAL (HK)
T1HI-573510	ILC	USD	21751.55	DEC 11, 2008	JAN 14, 2009	SHENXIN TEXTILE INDUSTRIAL (HK)
T1HI-573535	ILC	USD	13277.96	DEC 12, 2008	FEB 02, 2009	DO DO FASHION LTD
T1HI-573536	ILC	USD	31353.61	DEC 15, 2008	JAN 30, 2009	CHIN HO KNITTING FACTORY LTD
T1HI-573539	ILC	USD	16808.4	DEC 12, 2008	JAN 21, 2009	CHIN HO KNITTING FACTORY LTD
T1HI-573543	ILC	USD	69778.68	DEC 12, 2008	FEB 14, 2009	HIGH FASHION GARMENTS CO LTD
T1HI-573544	ILC	USD	68276.07	DEC 12, 2008	FEB 14, 2009	HIGH FASHION GARMENTS CO. LTD.
T1HI-573545	ILC	USD	16299.31	DEC 12, 2008	MAR 01, 2009	SEJEE COMPANY LTD.
T1HI-573546	ILC	USD	12251.86	DEC 12, 2008	JAN 21, 2009	EXCELLENT JADE LIMITED
T1HI-573547	ILC	USD	26440.69	DEC 12, 2008	JAN 17, 2009	TRISTATE TRADING LIMITED-MACAO COM
T1HI-573558	ILC	USD	33495	DEC 12, 2008	JAN 04, 2009	HONG KONG WINTAI GARMENT LTD
T1HI-573661	ILC	USD	90244.39	DEC 16, 2008	DEC 31, 2008	JAZZING KNITTING CO., LTD
T1HI-573662	ILC	USD	298214.47	DEC 16, 2008	JAN 30, 2009	KWIN HING KNITTING FTY. LTD.
T1HI-573664	ILC	USD	45002.12	DEC 16, 2008	FEB 09, 2009	LUNG KAE GARMENT CO
T1HI-573672	ILC	USD	23388.75	DEC 16, 2008	JAN 30, 2009	UNIVERSAL EXPRESS GARMENTS LTD
T1HI-573673	ILC	USD	40177.47	DEC 16, 2008	APR 03, 2009	UNIVERSAL EXPRESS GARMENTS LTD
1-695880-0008	STG	USD	58835.74	APR 19, 2005	APR 19, 2011	WING TAl ENTERPRISES LIMITED
1-695880-0009	STG	USD	241541.26	APR 19, 2005	APR 16, 2011	WING TAl ENTERPRISES LIMITED

CitiDirect:® Online Banking
Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818058508	SCANWELL LOGISTICS	Sight	02/27/2008	28,738.56 USD
5818554747	UNITED STATES OF AMERICA		02/14/2009	28,738.56 USD		28,738.56 USD

		Total Liability Amount				28,738.56 USD

5818058509	SCANWELL LOGISTICS	Sight	02/27/2008	33,288.00 USD
5818554724	UNITED STATES OF AMERICA		02/14/2009	33,288.00 USD		33,288.00 USD

		Total Liability Amount				33,288.00 USD

5818064514	SUMMIT GLOBAL LOGISTIC	Sight	03/05/2008	54,370.08 USD
5818554703	UNITED STATES OF AMERICA		02/28/2009	54,370.08 USD		54,370.08 USD

		Total Liability Amount				54,370.08 USD

5818555311	TRISTATE TRADING LTD MACAO COMM.	Sight	07/02/2008	242,276.53 USD	5/5
0631TRICH048	MACAU		12/16/2008	37,131.26 USD		46,607.93 USD

		Total Liability Amount				46,607.93 USD

5818555438	TRISTATE TRADING LTD MACAO COMM.	Sight	08/18/2008	22,088.50 USD	5/5
0753TRIVN061	MACAU		12/15/2008	0.00 USD		0.00 USD

		Total Liability Amount				0.00 USD

5818555486	TRISTATE TRADING LTD MACAO COMM.	Sight	09/05/2008	99,514.95 USD	5/5
0798TRICH072	MACAU		01/13/2009	192,326.57 USD		239,674.71 USD

		Total Liability Amount				239,674.71 USD

5818555534	TRISTATE TRADING LTD MACAO COMM.	Sight	09/16/2008	51,530.00 USD	5/5
0842TRICH084	MACAU		02/10/2009	245,598.42 USD		277,266.48 USD

		Total Liability Amount				277,266.48 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	1 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555555	TRISTATE TRADING LTD MACAO COMM.	Sight	09/22/2008	206,503.36 USD	5/5
0863TRICH087	MACAU		01/13/2009	131,886.55 USD		161,554.09 USD

Total Liability Amount						161,554.09 USD

5818555558	TRISTATE TRADING LTD MACAO COMM.	Sight	09/22/2008	46,913.00 USD	5/5
0866TRIVN082	MACAU		01/10/2009	5,862.96 USD		7,586.20 USD

Total Liability Amount						7,586.20 USD

5818555609	TRISTATE TRADING LTD MACAO COMM.	Sight	10/13/2008	112,444.00 USD	5/5
0912TRICH100	MACAU		01/06/2009	43,835.67 USD		58,581.07 USD

Total Liability Amount						58,581.07 USD

5818555618	DO DO FASHION LTD.	Sight	10/15/2008	327,240.74 USD	5/5
0921DD04108	HONG KONG		12/15/2008	0.00 USD		10,169.63 USD

Total Liability Amount						10,169.63 USD

5818555623	PT. UNGARAN SARI GARMENTS.	Sight	10/20/2008	77,033.21 USD	5/5
0926KSP10168	REPUBLIC OF INDONESIA		01/20/2009	3,026.22 USD		6,877.88 USD

Total Liability Amount						6,877.88 USD

5818555632	TRISTATE TRADING LTD MACAO COMM.	Sight	10/20/2008	70,250.06 USD	5/5
0935TRIVN097	MACAU		12/15/2008	0.00 USD		0.00 USD

Total Liability Amount						0.00 USD

5818555634	KWIN HING KNITING FACTORY LTD,,	Sight	10/20/2008	90,545.78 USD	5/5
0937JK82660	HONG KONG		12/17/2008	90,545.78 USD		95,073.07 USD

Total Liability Amount						95,073.07 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	2 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555637	NINGBO FANHUA IMP EXP CO LTD	Sight	10/20/2008	180,368.71 USD	5/5
0940JG82598	PEOPLE'S REPUBLIC OF CHINA		01/04/2009	114,404.28 USD		129,188.03 USD

Total Liability Amount						129,188.03 USD

5818555640	CHIN HO KNITTING FTY LTD	Sight	10/22/2008	380,924.55 USD	5/5
0943JK82653	HONG KONG		12/17/2008	384,526.20 USD		403,752.51 USD

Total Liability Amount						403,752.51 USD

5818555641	TRISTATE TRADING LTD MACAO COMM.	Sight	10/22/2008	15,621.33 USD	5/5
0944TRICH106	MACAU		01/06/2009	129,506.57 USD		145,500.38 USD

Total Liability Amount						145,500.38 USD

5818555654	TRISTATE TRADING LTD MACAO COMM.	Sight	10/23/2008	14,295.84 USD	5/5
0956TRIVN098	MACAU		12/22/2008	222,636.97 USD		234,971.67 USD

Total Liability Amount						234,971.67 USD

5818555658	DO DO FASHION LTD..	Sight	10/28/2008	185,300.76 USD	5/5
0960DD04208	HONG KONG		12/25/2008	6,053.02 USD		15,318.06 USD

Total Liability Amount						15,318.06 USD

5818555659	HANSAE CO. LTD.	Sight	10/28/2008	60,303.61 USD	5/5
0961AK08034	REPUBLIC OF KOREA		12/29/2008	60,303.61 USD		63,318.79 USD

Total Liability Amount						63,318.79 USD

5818555660	FABRICA DE MALHAS UNIVERSAL LDA.	Sight	10/30/2008	33,116.48 USD	5/5
0962JG82729	MACAU		12/31/2008	21,793.11 USD		23,448.93 USD

Total Liability Amount						23,448.93 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	3 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID Customer Name	949148 KASPER ASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555663	UNITEX FASHION (KNITWEAR) LIMITED	Sight	10/30/2008	314,390.85 USD	5/5
0964JK82739	HONG KONG		12/28/2008	314,390.85 USD		330,110.39 USD

Total Liability Amount						330,110.39 USD

5818555665	TRISTATE TRADING LTD MACAO COMM.	Sight	10/30/2008	185,748.64 USD	5/5
0966TRICH110	MACAU		01/13/2009	16,804.05 USD		26,636.81 USD

Total Liability Amount						26,636.81 USD

5818555667	TRISTATE TRADING LTD MACAO COMM.	Sight	11/05/2008	48,980.20 USD	5/5
0968TRICH11308	MACAU		12/16/2008	42.36 USD		4,794.87 USD

Total Liability Amount						4,794.87 USD

5818555668	TRISTATE TRADING LTD MACAO COMM.	Sight	10/30/2008	139,138.40 USD	5/5
0969TRIVN099	MACAU		01/08/2009	545,164.45 USD		573,273.34 USD

Total Liability Amount						573,273.34 USD

5818555669	TRISTATE TRADING LTD MACAO COMM.	Sight	10/30/2008	31,206.00 USD	5/5
0970TRIVN101	MACAU		02/05/2009	268,414.34 USD		288,204.02 USD

Total Liability Amount						288,204.02 USD

5818555676	DO DO FASHION LTD.	Sight	11/05/2008	14,696.36 USD	5/5
0977JG82754	HONG KONG		12/19/2008	0.00 USD		0.00 USD

Total Liability Amount						0.00 USD

5818555679	FORTUNE MINT LIMITED,	Sight	11/05/2008	11,892.00 USD	5/5
0980JK82701	HONG KONG		12/17/2008	11,892.00 USD		12,486.60 USD

Total Liability Amount						12,486.60 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	4 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555682	HIGH FASHION GARMENTS CO. LTD..	Sight	11/05/2008	98,263.95 USD	5/5
0983HF07208	HONG KONG		12/18/2008	83,731.11 USD		88,644.31 USD

Total Liability Amount						88,644.31 USD

581855 5683	TRISTATE TRADING LTD MACAO COMM.	Sight	11/05/2008	80,078.56 USD	5/5
0984TRICH112	MACAU		01/13/2009	231,900.96 USD		243,496.01 USD

Total Liability Amount						243,496.01 USD

5818555684	UNIVERSAL EXPRESS GARMENTS LTD.,	Sight	11/05/2008	155,515.60 USD	5/5
0985KP1027A	HONG KONG		01/09/2009	155,515.60 USD		163,291.38 USD

Total Liability Amount						163,291.38 USD

5818555685	JK INDUSTRY CO. LTD.	Sight	11/06/2008	45,240.00 USD	5/5
0986AKNY18U	REPUBLIC OF KOREA		12/18/2008	45,240.00 USD		47,502.00 USD

Total Liability Amount						47,502.00 USD

5818555686	POONG IN TRADING CO., LTD.. 19F	Sight	11/06/2008	131,795.87 USD	5/5
0987PI1030	REPUBLIC OF KOREA		01/11/2009	121,714.97 USD		128,304.76 USD

Total Liability Amount						128,304.76 USD

5818555687	LUNG KAE GARMENT COMPANY	Sight	11/07/2008	123,355.25 USD	5/5
0988JG82785	HONG KONG		12/15/2008	24,415.56 USD		30,583.32 USD

Total Liability Amount						30,583.32 USD

5818555688	P.T. MASTERINDO JAYA ABADI..	Sight	11/07/2008	10,480.00 USD	515
0989JG82827	REPUBLIC OF INDONESIA		12/16/2008	73.36 USD		597.36 USD

Total Liability Amount						597.36 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	5 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID Customer Name	949148 KASPER ASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555690	P.T. UNI-ENLARGE INDUSTRY INDONESIA	Sight	11/07/2008	31,334.40 USD	5/5
0991JG82865	REPUBLIC OF INDONESIA		01/06/2009	31,703.04 USD		33,288.19 USD

Total Liability Amount						33,288.19 USD

5818555693	TRISTATE TRADING LTD MACAO COMM.	Sight	11/07/2008	146,395.80 USD	5/5
0994TRICH115	MACAU		12/23/2008	138,673.66 USD		145,993.45 USD

Total Liability Amount						145,993.45 USD

5818555694	KWIN HING KNITTING FACTORY LTD,,	Sight	11/11/2008	87,627.40 USD	5/5
0995JG82433	HONG KONG		01/14/2009	64,360.52 USD		68,741.89 USD

Total Liability Amount						68,741.89 USD

5818555695	FASTWELL KNITWEAR MANUFACTURING	Sight	11/11/2008	68,219.00 USD	5/5
0996JG82434	HONG KONG		01/14/2009	166,563.80 USD		174,891.99 USD

Total Liability Amount						174,891.99 USD

5818555697	PT UNI-ENLARGE INDUSTRY INDONESIA.	Sight	11/11/2008	7,084.00 USD	5/5
0998JG82866	REPUBLIC OF INDONESIA		01/20/2009	7,084.00 USD		7,438.20 USD

Total Liability Amount						7,438.20 USD

5818555699	TAI KEI KNITTERS LTD.	Sight	11/11/2008	413,530.00 USD	5/5
1000JK82678	HONG KONG		01/09/2009	413,530.00 USD		434,206.50 USD

Total Liability Amount						434,206.50 USD

5818555700	HENFIELD ENTERPRISES LIMITED.	Sight	11/11/2008	76,276.24 USD	5/5
1001JK82820	HONG KONG		01/03/2009	76,276.24 USD		80,090.05 USD

Total Liability Amount						80,090.05 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	6 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID Customer Name	949148 KASPER ASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555701	CHIN HO KNITTING FTY LTD	Sight	11/11/2008	116,193.14 USD	5/5
1002JK82843	HONG KONG		12/31/2008	116,193.14 USD		122,002.80 USD

Total Liability Amount						122,002.80 USD

5818555702	WONDERFUL INTL GROUP HK LTD.	Sight	11/11/2008	131,679.25 USD	5/5
1003JK82871	HONG KONG		12/27/2008	21,461.39 USD		28,045.35 USD

Total Liability Amount						28,045.35 USD

5818555703	DO DO FASHION LTD.	Sight	11/11/2008	445,429.34 USD	5/5
1004DD04308	HONG KONG		01/09/2009	119,343.59 USD		141,615.06 USD

Total Liability Amount						141,615.06 USD

5818555704	INJAE TRADING COMPANY	Sight	11/11/2008	66,060.52 USD	5/5
1005IJ0811140	HONG KONG		01/03/2009	66,060.52 USD		69,363.55 USD

Total Liability Amount						69,363.55 USD

5818555705	SEJEE COMPANY LTD.	Sight	11/11/2008	37,488.32 USD	5/5
10068F5681U	HONG KONG		12/16/2008	37,488.32 USD		39,362.74 USD

Total Liability Amount						39,362.74 USD

5818555708	EXCELLENT JADE LIMITED	Sight	11/11/2008	53,033.55 USD	5/5
1009AN1J331	HONG KONG		01/30/2009	53,033.55 USD		55,685.23 USD

Total Liability Amount						55,685.23 USD

5818555709	TRISTATE TRADING LTD MACAO COMM.	Sight	11/11/2008	55,781.75 USD	5/5
1010TRIVN104	MACAU		01/12/2009	453,573.37 USD		477,612.62 USD

Total Liability Amount						477,612.62 USD

5818555710	TRISTATE TRADING LTD MACAO COMM.	Sight	11/11/2008	10,412.00 USD	5/5
1011TRIVN105	MACAU		12/15/2008	10,412.00 USD		10,932.60 USD

Total Liability Amount						10,932.60 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	7 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID Customer Name	949148 KASPERASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555711	TRISTATE TRADING LTD MACAO COMM.	Sight	11/11/2008	283,922.23 USD	5/5
1012TRIVN106	MACAU		01/05/2009	286,070.02 USD		313,954.26 USD

Total Liability Amount						313,954.26 USD

5818555712	TRISTATE TRADING LTD MACAO COMM.	Sight	11/11/2008	138,948.40 USD	5/5
1013TRICH114	MACAU		12/30/2008	131,682.04 USD		145,192.11 USD

Total Liability Amount						145,192.11 USD

5818555714	WONDERFUL INTL GROUP HK LTD.	Sight	11/13/2008	309,866.59 USD	5/5
1014JK82872	HONG KONG		01/03/2009	309,866.59 USD		325,359.92 USD

Total Liability Amount						325,359.92 USD

5818555715	THAI GARMENT EXPORT CO., LTD	Sight	11/13/2008	22,270.00 USD	5/5
1015JK82876	THAILAND		12/19/2008	22,270.00 USD		23,383.50 USD

Total Liability Amount						23,383.50 USD

5818555716	DO DO FASHION LTD.	Sight	11/13/2008	377,694.00 USD	5/5
1016DD04508	HONG KONG		01/30/2009	391,411.62 USD		410,982.20 USD

Total Liability Amount						410,982.20 USD

5818555718	SEOHAP CO. LTD.	Sight	11/13/2008	27,351.36 USD	5/5
1018DS1105	REPUBLIC OF KOREA		01/10/2009	0.00 USD		2,012.95 USD

Total Liability Amount						2,012.95 USD

5818555722	TRISTATE TRADING LTD MACAO COMM.	Sight	11/14/2008	183,576.12 USD	5/5
1019TRICHl1608	MACAU		01/13/2009	199,828.62 USD		209,820.06 USD

Total Liability Amount						209,820.06 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	8 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID Customer Name	949148 KASPER ASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555723	LAI KO KNITTING FACTORY LIMITED	Sight	11/17/2008	41,441.06 USD	5/5
1020JK82845	HONG KONG		12/31/2008	41,441.06 USD		43,513.11 USD

Total Liability Amount						43,513.11 USD

5818555725	EXCELLENT JADE LIMITED	Sight	11/17/2008	87,605.16 USD	5/5
1022AN1I734	HONG KONG		12/27/200 8	87,605.16 USD		91,985.42 USD

Total Liability Amount						91,985.42 USD

5818555727	LUNG KAE GARMENT COMPANY	Sight	11/19/2008	11,884.72 USD	5/5
1023JG82823	HONG KONG		01/01/2009	11,884.72 USD		12,478.96 USD

Total Liability Amount						12,478.96 USD

5818555728	NANTONG ZHONG YING FASHION PRODUCTS	Sight	11/19/2008	26,683.20 USD	5/5
1024JG82932	PEOPLE'S REPUBLIC OF CHINA		12/28/2008	26,683.20 USD		28,017.36 USD

Total Liability Amount						28,017.36 USD

5818555729	DO DO FASHION LTD..	Sight	11/19/2008	13,959.36 USD	5/5
1025JG82946	HONG KONG		01/08/2009	13,959.36 USD		14,657.33 USD

Total Liability Amount						14,657.33 USD

5818555730	DO DO FASHION LTD..	Sight	11/19/2008	9,567.36 USD	5/5
1026JG82970	HONG KONG		01/01/2009	9,567.36 USD		10,045.73 USD

Total Liability Amount						10,045.73 USD

5818555731	TRIPLE AAPPAREL LIMITED	Sight	11/19/2008	49,192.00 USD	5/5
1027JG82971	HONG KONG		12/27/2008	49,192.00 USD		51,651.60 USD

Total Liability Amount						51,651.60 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	9 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555732	CRYSTALCLEAR WEALTH LTD.	Sight	11/19/2008	32,271.33 USD	5/5
1028JK82698	TAIWAN, PROVINCE OF ROC		01/01/2009	32,271.33 USD		33,884.90 USD

Total Liability Amount						33,884.90 USD

5818555736	EXCELLENT JADE LIMITED	Sight	11/19/2008	30,161.56 USD	5/5
1032AY736873	HONG KONG		01/06/2009	30,161.56 USD		31,669.64 USD

Total Liability Amount						31,669.64 USD

5818555737	TRISTATE TRADING LTD MACAO COMM.	Sight	11/19/2008	66,943.60 USD	5/5
1033TRICH118	MACAU		12/23/2008	66,943.60 USD		70,290.78 USD

Total liability Amount						70,290.78 USD

5818555738	TRISTATE TRADING LTD MACAO COMM.	Sight	11/19/2008	25,741.76 USD	5/5
1034TRICH120	MACAU		01/06/2009	208,937.80 USD		219,384.69 USD

Total Liability Amount						219,384.69 USD

5818555739	DONG HAN INTERNATIONAL CO., LTD	Sight	11/19/2008	39,428.35 USD	5/5
1035AK08036	REPUBLIC OF KOREA		12/27/2008	39,428.35 USD		41,399.77 USD

Total Liability Amount						41,399.77 USD

5818555740	TRISTATE TRADING LTD MACAO COMM.	Sight	11/24/2008	88,526.45 USD	5/5
1036TRICH12308	MACAU		12/20/2008	65,810.78 USD		70,237.10 USD

Total Liability Amount						70,237.10 USD

5818555741	TRISTATE TRADING LTD MACAO COMM.	Sight	11/24/2008	179,512.38 USD	5/5
1037TRIVN111	MACAU		01/05/2009	183,058.38 USD		192,211.30 USD

Total Liability Amount						192,211.30 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	10 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555742	EXCELLENT JADE LIMITED	Sight	11/24/2008	61,505.64 USD	5/5
1038AN1J836	HONG KONG		12/30/2008	61,505.64 USD		64,580.92 USD

Total Liability Amount						64,580.92 USD

5818555743	EXCELLENT JADE LIMITED	Sight	11/24/2008	119,598.10 USD	5/5
1039AKY6672	HONG KONG		01/13/2009	119,598.10 USD		125.578.01 USD

Total liability Amount						125,578.01 USD

5818555744	TRISTATE TRADING LTD MACAO COMM.	Sight	11/24/2008	206,984.71 USD	5/5
1040TRICH125	MACAU		01/13/2009	206,984.71 USD		217.333.95 USD

Total Liability Amount						217,333.95 USD

5818555745	DO DO FASHION LTD.	Sight	11/24/2008	410,871.51 USD	5/5
1041DD04408	HONG KONG		01/30/2009	410,871.51 USD		431,415.09 USD

Total Liability Amount						431,415.09 USD

5818555746	ARTIF GARMENT FACTORY	Sight	11/24/2008	26,415.94 USD	5/5
1042JG82894	HONG KONG		01/05/2009	26,415.94 USD		27,736.74 USD

Total Liability Amount						27,736.74 USD

5818555747	LAI KO KNITTING FACTORY LIMITED	Sight	11/24/2008	67.708.08 USD	5/5
1043JG82924	HONG KONG		01/15/2009	67.708.08 USD		71.093.48 USD

Total Liability Amount						71,093.48 USD

5818555748	JAZZING KNITTING CO., LTD	Sight	11/24/2008	16,202.77 USD	5/5
1044JG82930	HONG KONG		01/05/2009	21,303.95 USD		22,369.15 USD

Total Liability Amount						22,369.15 USD

5818555749	SLITHER LTD.	Sight	11/24/2008	32,471.66 USD	5/5
1045JG82934	HONG KONG		01/12/2009	32,471.66 USD		34,095.24 USD

Total Liability Amount						34,095.24 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	11 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555750	SLITHER LTD.	Sight	11/24/2008	12,118.82 USD	5/5
1046JG82959	HONG KONG		01/06/2009	12,118.82 USD		12,724.76 USD

Total Liability Amount						12,724.76 USD

5818555751	SUY CO., LTD.	Sight	11/24/2008	25,430.40 USD	5/5
1047JG82968	REPUBLIC OF KOREA		12/20/2008	25,430.40 USD		26,701.92 USD

Total Liability Amount						26,701.92 USD

5818555752	VIMCHAMP GARMENTS LIMITED..	Sight	11/24/2008	14,070.00 USD	5/5
1048JK82822	HONG KONG		01/04/2009	14,070.00 USD		14,773.50 USD

Total Liability Amount						14,773.50 USD

5818555753	KATTIE FASHION (HONG KONG) LIMITED	Sight	11/24/2008	35,178.00 USD	5/5
1049JK82836	HONG KONG		01/07/2009	35,178.00 USD		36,936.90 USD

Total Liability Amount						36,936.90 USD

5818555754	KWIN HING KNITTING FACTORY LTD,,	Sight	11/24/2008	7,672.32 USD	5/5
1050JK82974	HONG KONG		01/07/2009	7,672.32 USD		8,055.94 USD

Total Liability Amount						8,055.94 USD

5818555755	CHIN HO KNITTING FTY LTD	Sight	11/24/2008	19,791.50 USD	5/5
1051JK82975	HONG KONG		01/07/2009	19,791.50 USD		20,781.08 USD

Total Liability Amount						20,781.08 USD

5818555756	SEJEE COMPANY LTD.	Sight	11/24/2008	41,136.76 USD	5/5
10529S5401A	HONG KONG		12/16/2008	41,136.76 USD		43,193.60 USD

Total Liability Amount						43,193.60 USD

5818555757	SEOHAP CO. LTD.	Sight	11/24/2008	5,161.80 USD	5/5
1053KDS1117	REPUBLIC OF KOREA		01/03/2009	23,795.70 USD		24,985.49 USD

Total Liability Amount						24,985.49 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	12 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555758	UNIVERSAL EXPRESS GARMENTS LTD.,	Sight	11/24/2008	117,160.00 USD	5/5
1054KP1117A	HONG KONG		01/03/2009	117,160.00 USD		123,018.00 USD

Total Liability Amount						123,018.00 USD

5818555759	UNIVERSAL EXPRESS GARMENTS LTD.,	Sight	11/24/2008	22,800.00 USD	5/5
1055KP1112A	HONG KONG		01/03/2009	22,800.00 USD		23,940.00 USD

Total Liability Amount						23,940.00 USD

5818555760	HONGKONG ORIENTAL YEYANG	Sight	11/24/2008	4,800,000.00 USD	5/5
1056YY0901	HONG KONG		05/15/2009	4,800,000.00 USD		5,040,000.00 USD

Total Liability Amount						5,040,000.00 USD

5818555762	WONDERFUL INTL GROUP HK LTD.	Sight	11/25/2008	104,748.80 USD	5/5
1058JK82933REV1	HONG KONG		01/02/2009	104,748.80 USD		109,986.24 USD

Total Liability Amount						109,986.24 USD

5818555763	WONDERFUL INTL GROUP HK LTD.	Sight	11/25/2008	235,547.40 USD	5/5
1059JK82931REV1	HONG KONG		01/04/2009	78,201.52 USD		89,978.89 USD

Total Liability Amount						89,978.89 USD

5818555765	UNITEX FASHION (KNITWEAR) LIMITED	Sight	11/25/2008	10,398.22 USD	5/5
1060JK83017	HONG KONG		12/30/2008	10,398.22 USD		10,918.13 USD

Total Liability Amount						10,918.13 USD

5818555766	FORNTON KNITTING CO LTD.. 1/F,	Sight	11/25/2008	105,499.46 USD	5/5
1061JK83019	HONG KONG		12/30/2008	105,499.46 USD		110,774.43 USD

Total Liability Amount						110,774.43 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	13 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555767	ARTIF GARMENT FACTORY	Sight	11/25/2008	45,145.64 USD	5/5
1062JG83033	HONG KONG		01/05/2009	45,145.64 USD		47,402.92 USD

Total Liability Amount						47,402.92 USD

5818555768	TRISTATE TRADING LTD MACAO COMM.	Sight	11/25/2008	91,904.00 USD	5/5
1063TRICH12708	MACAU		12/16/2008	91,904.00 USD		96,499.20 USD

Total Liability Amount						96,499.20 USD

5818555769	TRISTATE TRADING LTD MACAO COMM.	Sight	11/25/2008	115,377.61 USD	5/5
1064TRIVN109R1	MACAU		01/18/2009	205,389.33 USD		215,658.80 USD

Total Liability Amount						215,658.80 USD

5818555770	TAI KEI KNITTERS LTD.	Sight	11/26/2008	59,771.63 USD	5/5
1065JG82929	HONG KONG		01/05/2009	64,527.31 USD		67,753.67 USD

Total Liability Amount						67,753.67 USD

5818555771	DO DO FASHION LTD.	Sight	11/26/2008	15,368.34 USD	5/5
1066JG82978	HONG KONG		01/15/2009	15,368.34 USD		16,136.76 USD

Total Liability Amount						16,136.76 USD

5818555772	NANTONG KINSWEAR MFG. CO., LTD.	Sight	11/26/2008	19,135.20 USD	5/5
1067JG82985	PEOPLE’S REPUBLIC OF CHINA		01/12/2009	19,135.20 USD		20,091.96 USD

Total Liability Amount						20,091.96 USD

5818555773	CHERRY GROUP CO., LTD.	Sight	11/26/2008	149,431.54 USD	5/5
1068JG83001	PEOPLE’S REPUBLIC OF CHINA		01/14/2009	149,431.54 USD		156,903.12 USD

Total Liability Amount						156,903.12 USD

5818555774	TAI KEI KNITTERS LTD.	Sight	11/26/2008	25,578.00 USD	5/5
1069JG83054	HONG KONG		01/14/2009	25,578.00 USD		26,856.90 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	14 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
Total Liability Amount						26,856.90 USD

5818555775	LAI KO KNITTING FACTORY LIMITED	Sight	11/26/2008	57,307.50 USD	5/5
1070JK82847	HONG KONG		01/14/2009	57,307.50 USD		60,172.88 USD

Total Liability Amount						60,172.88 USD

5818555776	KWIN HING KNITTING FACTORY LTD,,	Sight	11/26/2008	26,618.15 USD	5/5
1071JK82849	HONG KONG		01/14/2009	26,618.15 USD		27,949.06 USD

Total Liability Amount						27,949.06 USD

5818555777	SEJEE COMPANY LTD.	Sight	11/26/2008	12,862.00 USD	5/5
10729S5401C	HONG KONG		12/30/2008	12,862.00 USD		13,505.10 USD

Total Liability Amount						13,505.10 USD

5818555778	SEJEE COMPANY LTD.	Sight	11/26/2008	286,270.51 USD	5/5
10739S73KK	HONG KONG		01/09 /2009	286,270.51 USD		300,584.04 USD

Total Liability Amount						300,584.04 USD

5818555779	EXCELLENT JADE LIMITED	Sight	11/26/2008	76,516.57 USD	5/5
1074AN1J837	HONG KONG		12/30/2008	76,516.57 USD		80,342.40 USD

Total Liability Amount						80,342.40 USD

5818555780	TRISTATE TRADING LTD MACAO COMM.	Sight	11/26/2008	312,596.34 USD	5/5
1075TRICH121	MACAU		01/06 /2009	312,596.34 USD		328,226.16 USD

Total Liability Amount						328,226.16 USD

5818555781	TRISTATE TRADING LTD MACAO COMM.	Sight	11/26/2008	44,695.92 USD	5/5
1076TRIVN112	MACAU		01/08/2009	44,695.92 USD		46,930.72 USD

Total Liability Amount						46,930.72 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	15 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555782	TRISTATE TRADING LTD MACAO COMM.	Sight	11/26/2008	51,471.08 USD	5/5
1077TRIVN114	MACAU		12/27/2008	51,471.08 USD		54,044.63 USD

Total Liability Amount						54,044.63 USD

5818555783	TNA CO LTD	Sight	11/26/2008	106,416.40 USD	5/5
1078AK08037	REPUBLIC OF KOREA		01/12/2009	106,416.40 USD		111,737.22 USD

Total Liability Amount						111,737.22 USD

5818555784	NANTONG ZHONG YING FASHION PRODUCTS	Sight	12/03 /2008	75,485.56 USD	5/5
1079JG82590	PEOPLE’S REPUBLIC OF CHINA		01/18/2009	75,485.56 USD		79,259.84 USD

Total Liability Amount						79,259.84 USD

5818555785	FASTWELL KNITWEAR MANUFACTURING	Sight	12/03/2008	14,712.00 USD	515
1080JG82742	HONG KONG		03/11/2009	14,712.00 USD		15,447.60 USD

Total Liability Amount						15,447.60 USD

5818555786	TAl KEI KNITTERS LTD.	Sight	12/03/2008	60,275.19 USD	515
1081JG82947	HONG KONG		01/31/2009	94,377.06 USD		99,095.91 USD

Total Liability Amount						99,095.91 USD

5818555787	LUNG KAE GARMENT COMPANY	Sight	12/03/2008	29,285.41 USD	5/5
1082JG830454693	HONG KONG		01/19/2009	29,285.41 USD		30,749.68 USD

Total Liability Amount						30,749.68 USD

5818555789	DO DO FASHION LTD.	Sight	12/03/2008	91,384.44 USD	5/5
1083JG83049	HONG KONG		01/25/2009	91,384.44 USD		95,953.66 USD

Total Liability Amount						95,953.66 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	16 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555791	CARNIVAL INDUSTRIAL CORP.	Sight	12/03/2008	13,151.10 USD	5/5
1084JG83096	TAIWAN, PROVINCE OF ROC		12/27/2008	13,151.10 USD		13,808.66 USD

Total Liability Amount						13,808.66 USD

5818555792	SHANGHAI JOY PLUS FASHION CO., LTD	Sight	12/03/2008	18,168.00 USD	5/5
1085JG83121	PEOPLE'S REPUBLIC OF CHINA		01/10/2009	18,168.00 USD		19,076.40 USD

Total Liability Amount						19,076.40 USD

5818555793	TAI KEI KNITTERS LTD.	Sight	12/03/2008	19,030.00 USD	5/5
1086JK82706	HONG KONG		01/21/2009	19,030.00 USD		19,981.50 USD

Total Liability Amount						19,981.50 USD

5818555794	TAI KEI KNITTERS LTD.	Sight	12/03/2008	63,899.53 USD	5/5
1087JK82750	HONG KONG		02/04/2009	63,899.53 USD		67,094.51 USD

Total Liability Amount						67,094.51 USD

5818555795	HIGH FASHION KNIT CO., LTD	Sight	12/03/2008	20,418.00 USD	5/5
1088JK82851	HONG KONG		01/30/2009	20,418.00 USD		21,438.90 USD

Total Liability Amount						21,438.90 USD

5818555796	HENFIELD ENTERPRISES LIMITED.	Sight	12/03/2008	37,287.26 USD	5/5
1089JK82905	HONG KONG		01/30/2009	37,287.26 USD		39,151.62 USD

Total Liability Amount						39,151.62 USD

5818555797	SLITHER LTD.	Sight	12/03/2008	35,653.22 USD	5/5
1090JK83016	HONG KONG		03/05/2009	35,653.22 USD		37,435.88 USD

Total Liability Amount						37,435.88 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	17 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555798	FORTUNE MINT LIMITED,	Sight	12/03/2008	26,813.12 USD	5/5
1091JK83024	HONG KONG		12/30/2008	26,813.12 USD		28,153.78 USD

Total Liability Amount						28,153.78 USD

5818555799	FORTUNE MINT LIMITED, FLAT 9B,	Sight	12/03/2008	64,944.00 USD	5/5
1092JK83026	HONG KONG		03/11/2009	64,944.00 USD		68,191.20 USD

Total Liability Amount						68,191.20 USD

5818555800	CHIN HO KNITTING FTY LTD	Sight	12/03/2008	151,333.26 USD	5/5
1093JK83027	HONG KONG		01/30/2009	151,333.26 USD		158,899.92 USD

Total Liability Amount						158,899.92 USD

5818555801	WONDERFUL INTL GROUP HK LTD.	Sight	12/03/2008	243,618.59 USD	5/5
1094JK83063	HONG KONG		01/09/2009	243,618.59 USD		255,799.52 USD

Total Liability Amount						255,799.52 USD

5818555802	CHIN HO KNITTING FTY LTD	Sight	12/03/2008	18,398.16 USD	5/5
1095JK83072	HONG KONG		12/30/2008	18,398.16 USD		19,318.07 USD

Total Liability Amount						19,318.07 USD

5818555803	FORTUNE MINT LIMITED, FLAT 9B,	Sight	12/03/2008	50,944.38 USD	5/5
1096JK83073	HONG KONG		01/30/2009	50,944.38 USD		53,491.60 USD

Total Liability Amount						53,491.60 USD

5818555804	KWIN HING KNITTING FACTORY LTD,,	Sight	12/03/2008	280,015.26 USD	5/5
1097JK83077	HONG KONG		12/30/2008	284,029.26 USD		298,230.72 USD

Total Liability Amount						298,230.72 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	18 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555806	PAK TAK KNITTING/GARMENT FTY. LTD.	Sight	12/03/2008	132,636.41 USD	5/5
1098JK3079	HONG KONG		12/30/2008	132,636.41 USD		139,268.23 USD

Total Liability Amount						139,268.23 USD

5818555807	FOOK TIN GARMENT MFR LTD	Sight	12/03/2008	83,415.00 USD	5/5
1099JK83099	HONG KONG		01/05/2009	83,415.00 USD		87,585.75 USD

Total Liability Amount						87,585.75 USD

5818555808	UNIFORM KNITTERS LIMITED	Sight	12/03/2008	15,350.50 USD	5/5
1100JK83112	HONG KONG		02/02/2009	15,350.50 USD		16,118.03 USD

Total Liability Amount						16,118.03 USD

5818555809	WONDERFUL INTL GROUP HK LTD.	Sight	12/03/2008	74,760.40 USD	5/5
1101JK83128	HONG KONG		12/28/2008	74,760.40 USD		78,498.42 USD

Total Liability Amount						78,498.42 USD

5818555810	SEJEE COMPANY LTD.	Sight	12/03/2008	14,227.84 USD	5/5
11028F7349	HONG KONG		12/26/2008	14,227.84 USD		14,939.23 USD

Total Liability Amount						14,939.23 USD

5818555811	SEJEE COMPANY LTD.	Sight	12/03/2008	216,322.91 USD	5/5
11039S7328A	HONG KONG		01/09/2009	216,322.91 USD		227,139.06 USD

Total Liability Amount						227,139.06 USD

5818555815	EXCELLENT JADE LIMITED	Sight	12/03/2008	19,142.30 USD	5/5
1104AN1J441	HONG KONG		12/28/2008	19,142.30 USD		20,099.42 USD

Total Liability Amount						20,099.42 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	19 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555816	TRISTATE TRADING LTD MACAO COMM.	Sight	12/03/2008	321,841.78 USD	5/5
1105TRICH12408	MACAU		01/06/2009	321,841.78 USD		337,933.87 USD

Total Liability Amount						337,933.87 USD

5818555817	EXCELLENT JADE LIMITED	Sight	12/04/2008	72,221.47 USD	5/5
1106AN1I942	HONG KONG		12/28/2008	72,221.47 USD		75,832.54 USD

Total Liability Amount						75,832.54 USD

5818555818	TRISTATE TRADING LTD
1107TRICH126	MACAO COMM.	Sight	12/04/2008	130,752.20 USD	5/5
	MACAU		02/06/2009	130,752.20 USD		137,289.81 USD

Total Liability Amount						137,289.81 USD

5818555819	TRISTATE TRADING LTD
1108TRICH132	MACAO COMM.	Sight	12/04/2008	102,363.42 USD	5/5
	MACAU		01/13/2009	102,363.42 USD		107,481.59 USD

Total Liability Amount						107,481.59 USD

5818555820	TRISTATE TRADING LTD
1109TRICH134	MACAO COMM.	Sight	12/04/2008	130,702.56 USD	5/5
	MACAU		01/24/2009	130,702.56 USD		137,237.69 USD

Total Liability Amount						137,237.69 USD

5818555821	TRISTATE TRADING LTD
1110TRIVN102	MACAO COMM.	Sight	12/04/2008	128,206.00 USD	5/5
	MACAU		02/07/2009	184,958.70 USD		192,418.36 USD

Total Liability Amount						192,418.36 USD

5818555822	UNIVERSAL EXPRESS GARMENTS
1111KP109	LTD.,	Sight	12/04/2008	27,360.00 USD	5/5
	HONG KONG		01/24/2009	27,360.00 USD		28,728.00 USD

Total Liability Amount						28,728.00 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	20 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555823	SEOHAP CO. LTD.	Sight	12/04/2008	25,320.00 USD	5/5
1112AKS1127KDS	REPUBLIC OF KOREA		01/17/2009	25,320.00 USD		26,586.00 USD

Total Liability Amount						26,586.00 USD

5818555825	JAZZING KNITTING CO., LTD	Sight	12/10/2008	61,422.49 USD	5/5
1113JG83092	HONG KONG		02/09/2009	61,422.49 USD		64,493.61 USD

Total Liability Amount						64,493.61 USD

5818555826	FORNTON KNITTING CO LTD..	Sight	12/10/2008	62,364.05 USD	5/5
1114JG83095	HONG KONG		02/09/2009	79,162.40 USD		83,120.52 USD

Total Liability Amount						83,120.52 USD

5818555827	JIANGSU ARTS AND CRAFTS CORPORATION	Sight	12/10/2008	109,759.25 USD	5/5
1115JG83133	PEOPLE’S REPUBLIC OF CHINA		02/07/2009	109,759.25 USD		115,247.21 USD

Total Liability Amount						115,247.21 USD

5818555828	KING STAR GARMENT INTERNATIONAL	Sight	12/10/2008	61,322.40 USD	5/5
1116JG83173	TAIWAN, PROVINCE OF ROC		01/30/2009	61,322.40 USD		64,388.52 USD

Total Liability Amount						64,388.52 USD

5818555829	KING STAR GARMENT INTERNATIONAL	Sight	12/10/2008	55,080.00 USD	5/5
1117JG83174	TAIWAN, PROVINCE OF ROC		03/20/2009	55,080.00 USD		57,834.00 USD

Total Liability Amount						57,834.00 USD

5818555830	JIANGSU ARTS AND CRAFTS CORPORATION	Sight	12/10/2008	27,342.72 USD	5/5
1118JG83179	PEOPLE’S REPUBLIC OF CHINA		01/17/2009	27,342.72 USD		28,709.86 USD

Total Liability Amount						28,709.86 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	21 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555831	DO DO FASHION LTD..	Sight	12/10/2008	41,373.12 USD	5/5
1119JG83263	HONG KONG		02/02/2009	41,373.12 USD		43,441.78 USD

Total Liability Amount						43,441.78 USD

5818555832	DO DO FASHION LTD..	Sight	12/10/2008	14,972.47 USD	5/5
1120JG83264	HONG KONG		01/26/2009	14,972.47 USD		15,721.09 USD

Total Liability Amount						15,721.09 USD

5818555833	CRYSTALCLEAR WEALTH LTD.	Sight	12/09/2008	124,341.90 USD	5/5
1121JK83044	TAIWAN, PROVINCE OF ROC		01/21/2009	124,341.90 USD		130,559.00 USD

Total Liability Amount						130,559.00 USD

5818555834	WONDERFUL INTL GROUP HK LTD.	Sight	12/10/2008	148,218.81 USD	5/5
1122JK83185	HONG KONG		01/04/2009	148,218.81 USD		155,629.75 USD

Total Liability Amount						155,629.75 USD

5818555835	KWIN HING KNITTING FACTORY LTD,,	Sight	12/10/2008	3,545.52 USD	5/5
1123JK83269	HONG KONG		01/28/2009	3,545.52 USD		3,722.80 USD

Total Liability Amount						3,722.80 USD

5818555836	CHIN HO KNITTING FTY LTD	Sight	12/10/2008	21,994.32 USD	5/5
1124JK83270	HONG KONG		01/21/2009	21,994.32 USD		23,094.04 USD

Total Liability Amount						23,094.04 USD

5818555837	WONDERFUL INTL GROUP HK LTD.	Sight	12/10/2008	51,156.00 USD	5/5
1125JK83272	HONG KONG		12/30/2008	51,156.00 USD		53,713.80 USD

Total Liability Amount						53,713.80 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	22 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555838	WONDERFUL INTL GROUP HK LTD.	Sight	12/10/2008	240,624.60 USD	5/5
1126JK83273	HONG KONG		02/01/2009	240,624.60 USD		252,655.83 USD

Total Liability Amount						252,655.83 USD

5818555839	WONDERFUL INTL GROUP HK LTD.	Sight	12/10/2008	105,512.00 USD	5/5
1127JK83277	HONG KONG		01/11/2009	105,512.00 USD		110,787.60 USD

Total Liability Amount						110,787.60 USD

5818555840	DO DO FASHION LTD..	Sight	12/09/2008	264,292.76 USD	5/5
1128DD04608	HONG KONG		01/30/2009	264,292.76 USD		277,507.40 USD

Total Liability Amount						277,507.40 USD

5818555841	HIGH FASHION GARMENTS CO. LTD..	Sight	12/10/2008	36,205.56 USD	5/5
1129HFD073	HONG KONG		02/07/2009	36,205.56 USD		38,015.84 USD

Total Liability Amount						38,015.84 USD

5818555842	SEJEE COMPANY LTD.	Sight	12/10/2008	40,352.80 USD	5/5
11309S5402A	HONG KONG		01/30/2009	40,352.80 USD		42,370.44 USD

Total Liability Amount						42,370.44 USD

5818555843	EXCELLENT JADE LIMITED	Sight	12/10/2008	47,431.53 USD	5/5
1131ANlI843	HONG KONG		01/07/2009	47,431.53 USD		49,803.11 USD

Total Liability Amount						49,803.11 USD

5818555844	EXCELLENT JADE LIMITED	Sight	12/10/2008	17,775.54 USD	5/5
1132AN1J740	HONG KONG		02/07/2009	17,775.54 USD		18,664.32 USD

Total Liability Amount						18,664.32 USD

5818555845	TRISTATE TRADING LTD	Sight	12/10/2008	103,311.00 USD	5/5
1133TRICH131	MACAO COMM. MACAU		02/03/2009	103,311.00 USD		108,476.55 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	23 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
Total Liability Amount						108,476.55 USD

5818555846	TRISTATE TRADING LTD	Sight	12/10/2008	273,930.00 USD	5/5
1134TRICH137	MACAO COMM. MACAU		01/20/2009	273,930.00 USD		287,626.50 USD

Total Liability Amount						287,626.50 USD

5818555847	TRISTATE TRADING LTD	Sight	12/10/2008	221,496.00 USD	5/5
1135TRICH138	MACAO COMM. MACAU		02/07/2009	221,496.00 USD		232,570.80 USD

Total Liability Amount						232,570.80 USD

5818555848	TRISTATE TRADING LTD	Sight	12/10/2008	75,822.93 USD	5/5
1136TRIVN1116R1	MACAO COMM. MACAU		02/09/2009	75,822.93 USD		79,614.08 USD

Total Liability Amount						79,614.08 USD

5818555849	TRISTATE TRADING LTD	Sight	12/10/2008	64,268.90 USD	5/5
1137TRIVN117R1	MACAO COMM. MACAU		02/05/2009	64,268.90 USD		67,482.35 USD

Total Liability Amount						67,482.35 USD

5818555850	TNA CO LTD	Sight	12/10/2008	163,804.29 USD	5/5
1138AK08039	REPUBLIC OF KOREA		01/12/2009	163,804.29 USD		171,994.50 USD

Total Liability Amount						171,994.50 USD

5818555851	HYUNJIN APPAREL CO., LTD.	Sight	12/10/2008	50,669.20 USD	5/5
1139KSU1203	REPUBLIC OF KOREA		01/05/2009	50,669.20 USD		53,202.66 USD

Total Liability Amount						53,202.66 USD

5818555852	HONGS INTERNATIONAL LIMITED	Sight	12/10/2008	7,108.15 USD	5/5
1140HS1205R1	REPUBLIC OF KOREA		01/04/2009	7,108.15 USD		7,463.56 USD

Total Liability Amount						7,463.56 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	24 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555853	HONGS INTERNATIONAL LIMITED	Sight	12/10/2008	38,476.34 USD	5/5
1141HS1205R2	REPUBLIC OF KOREA		01/30/2009	38,476.34 USD		40,400.16 USD

Total Liability Amount						40,400.16 USD

5818555854	POONG IN TRADING CO., LTD.	Sight	12/10/2008	96,996.16 USD	5/5
1142PI1208A	REPUBLIC OF KOREA		02/06/2009	96,996.16 USD		101,845.97 USD

Total Liability Amount						101,845.97 USD

5818555855	POONG IN TRADING CO., LTD.	Sight	12/10/2008	13,260.00 USD	5/5
1143PI1208C	REPUBLIC OF KOREA		01/16/2009	13,260.00 USD		13,923.00 USD

Total Liability Amount						13,923.00 USD

5818555856	SAMKWANG APPAREL CORP.,	Sight	12/10/2008	10,530.00 USD	5/5
1144SK1208D	REPUBLIC OF KOREA		01/12/2009	10,530.00 USD		11,056.50 USD

Total Liability Amount						11,056.50 USD

5818555857	TRISTATE TRADING LTD MACAO COMM.	Sight	12/10/2008	134,020.02 USD	5/5
1145TRIVN108R2	MACAU		01/05/2009	134,020.02 USD		140,721.02 USD

Total Liability Amount						140,721.02 USD

5818555858	CRYSTALCLEAR WEALTH LTD.	Sight	12/15/2008	192,241.39 USD	5/5
1146JG82943	TAIWAN, PROVINCE OF ROC		02/20/2009	192,241.39 USD		201,853.46 USD

Total Liability Amount						201,853.46 USD

5818555859	KING STAR GARMENT INTERNATIONAL	Sight	12/15/2008	127,587.60 USD	5/5
1147JG82972	TAIWAN, PROVINCE OF ROC		01/09/2009	127,587.60 USD		133,966.98 USD

Total Liability Amount						133,966.98 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	25 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555860	THAI GARMENT EXPORT CO., LTD	Sight	12/15/2008	369,755.00 USD	5/5
1148JG83089	THAILAND		02/11/2009	369,755.00 USD		388,242.75 USD

Total Liability Amount						388,242.75 USD

5818555861	TAl KEI KNITTERS LTD.	Sight	12/15/2008	89,431.92 USD	5/5
1149JG83148	HONG KONG		01/28/2009	89,431.92 USD		93,903.52 USD

Total Liability Amount						93,903.52 USD

5818555862	FORMOSTAR GARMENT CO., LTD.	Sight	12/15/2008	90,687.48 USD	5/5
1150JG83168	TAIWAN, PROVINCE OF ROC		01/15/2009	90,687.48 USD		95,221.85 USD

Total Liability Amount						95,221.85 USD

5818555863	LUNG KAE GARMENT COMPANY	Sight	12/15/2008	238,878.60 USD	5/5
1151JG83200	HONG KONG		01/12/2009	238,878.60 USD		250,822.53 USD

Total Liability Amount						250,822.53 USD

5818555864	LUNG KAE GARMENT COMPANY	Sight	12/15/2008	415,262.91 USD	5/5
1152JG83290	HONG KONG		02/09/2009	415,262.91 USD		436,026.06 USD

Total Liability Amount						436,026.06 USD

5818555865	LAKEWILL SILK AND GARMENT LIMITED	Sight	12/15/2008	26,088.00 USD	5/5
1153JG83300	HONG KONG		02/28/2009	26,088.00 USD		27,392.40 USD

Total Liability Amount						27,392.40 USD

5818555866	P.T.MASTERINDO JAYA ABADI	Sight	12/15/2008	59,885.70 USD	5/5
1154JG83301	REPUBLIC OF INDONESIA		02/03/2009	59,885.70 USD		62,879.99 USD

Total Liability Amount						62,879.99 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	26 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555867	P.T.MASTERINDO JAYA ABADI	Sight	12/15/2008	88,965.00 USD	5/5
1155JG83304	REPUBLIC OF INDONESIA		02/24/2009	88,965.00 USD		93,413.25 USD

Total Liability Amount						93,413.25 USD

5818555868	TAINAN ENTERPRISES CO., LTD	Sight	12/17/2008	263,224.22 USD	5/5
1156	TAIWAN, PROVINCE OF ROC		01/11/2009	263,224.22 USD		276,385.43 USD

Total Liability Amount						276,385.43 USD

5818555869	SLITHER LTD.	Sight	12/15/2008	44,871.00 USD	5/5
1157JG83311	HONG KONG		03/08/2009	44,871.00 USD		47,114.55 USD

Total Liability Amount						47,114.55 USD

5818555870	CHERRY GROUP CO., LTD	Sight	12/15/2008	25,149.14 USD	5/5
1158JG83312	PEOPLE’S REPUBLIC OF CHINA		01/22/2009	25,149.14 USD		26,406.60 USD

Total Liability Amount						26,406.60 USD

5818555871	LAKEWILL SILK AND GARMENT LIMITED	Sight	12/15/2008	55,541.00 USD	5/5
1159JG83314	HONG KONG		02/28/2009	55,541.00 USD		58,318.05 USD

Total Liability Amount						58,318.05 USD

5818555872	TAINAN ENTERPRISES CO., LTD	Sight	12/15/2008	27,568.75 USD	5/5
1160JG83316	TAIWAN, PROVINCE OF ROC		01/11/2009	27,568.75 USD		28,947.19 USD

Total Liability Amount						28,947.19 USD

5818555873	JIANGSU ARTS AND CRAFTS CORPORATION	Sight	12/17/2008	54,444.65 USD	5/5
1161JG83325	PEOPLE’S REPUBLIC OF CHINA		01/24/2009	54,444.65 USD		57,166.88 USD

Total Liability Amount						57,166.88 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	27 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555874	WONDERFUL INTL GROUP HK LTD.	Sight	12/15/2008	111,844.44 USD	5/5
1162JK83261	HONG KONG		01/27/2009	111,844.44 USD		117,436.66 USD

Total Liability Amount						117,436.66 USD

5818555875	CHINAMINE TRADING LTD.	Sight	12/15/2008	10,046.40 USD	5/5
1163JK83268	HONG KONG		01/31/2009	10,046.40 USD		10,548.72 USD

Total Liability Amount						10,548.72 USD

5818555877	LUNG KAE GARMENT COMPANY	Sight	12/15/2008	183,334.10 USD	5/5
1164JK83329	HONG KONG		02/03/2009	183,334.10 USD		192,500.81 USD

Total Liability Amount						192,500.81 USD

5818555878	FORMOSTAR GARMENT CO., LTD..	Sight	12/15/2008	140,912.27 USD	5/5
1165JG83069	TAIWAN, PROVINCE OF ROC		01/01/2009	140,912.27 USD		147,957.88 USD

Total Liability Amount						147,957.88 USD

5818555879	HAIYANG WORLDBEST CO., LTD	Sight	12/15/2008	18,272.28 USD	5/5
1166JG83334	PEOPLE'S REPUBLIC OF CHINA		02/02/2009	18,272.28 USD		19,185.89 USD

Total Liability Amount						19,185.89 USD

5818555880	FORTUNE MINT LIMITED, FLAT9B,	Sight	12/15/2008	53,313.12 USD	5/5
1167JK83321	HONG KONG		02/04/2009	53,313.12 USD		55,978.78 USD

Total Liability Amount						55,978.78 USD

5818555881	DO DO FASHION LTD.. 12/F,TUNGTEX	Sight	12/15/2008	179,995.46 USD	5/5
1168DD04708	HONG KONG		02/25/2009	179,995.46 USD		188,995.23 USD

Total Liability Amount						188,995.23 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	28 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555882	EPIC DESIGNERS VIETNAM LTD.	Sight	12/15/2008	12,020.40 USD	5/5
1169EP658AU	SOCIALIST REPUBLIC OF VIETNAM		01/30/2009	12,020.40 USD		12,621.42 USD

Total Liability Amount				12,621.42 USD

5818555883	EPIC DESIGNERS VIETNAM LTD.	Sight	12/15/2008	32,386.20 USD	5/5
1170EPIC667U	SOCIALIST REPUBLIC OF VIETNAM		01/01/2009	32,386.20 USD		34,005.51 USD

Total Liability Amount				34,005.51 USD

5818555884	EPIC DESIGNERS VIETNAM LTD.	Sight	12/15/2008	52,982.75 USD	5/5
1171EPIC669U	SOCIALIST REPUBLIC OF VIETNAM		01/18/2009	52,982.75 USD		55,631.89 USD

Total Liability Amount				55,631.89 USD

5818555885	HIGH FASHION GARMENTS CO. LTD..	Sight	12/15/2008	341,462.89 USD	5/5
1172HF07208	HONG KONG		02/14/2009	341,462.89 USD		358,536.03 USD

Total Liability Amount				358,536.03 USD

5818555886	SEJEE COMPANY LTD. ROOM 201,2/F.,	Sight	12/15/2008	49,133.36 USD	5/5
11739S5403	HONG KONG		12/30/2008	49,133.36 USD		51,590.03 USD

Total Liability Amount				51,590.03 USD

5818555887	EXCELLENT JADE LIMITED	Sight	12/15/2008	14,612.60 USD	5/5
1174AN1J5944	HONG KONG		01/20/2009	14,612.60 USD		15,343.23 USD

Total Liability Amount				15,343.23 USD

5818555888	EXCELLENT JADE LIMITED	Sight	12/15/2008	42,342.18 USD	5/5
1175AN1J838	HONG KONG		02/08/2009	42,342.18 USD		44,459.29 USD

Total Liability Amount						44,459.29 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	29 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPERASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555889	EXCELLENT JADE LIMITED	Sight	12/15/2008	51,253.00 USD	5/5
1176AN1J945	HONG KONG		01/20/2009	51,253.00 USD		53,815.65 USD

Total Liability Amount						53,815.65 USD

5818555890	EXCELLENT JADE LIMITED	Sight	12/15/2008	48,400.50 USD	5/5
117JN2B416	HONG KONG		01/23/2009	48,400.50 USD		50,820.53 USD

Total Liability Amount						50,820.53 USD

5818555891	TRISTATE TRADING LTD MACAO COMM.	Sight	12/15/2008	166,710.33 USD	5/5
1178TRICH130	MACAU		01/06/2009	166,710.33 USD		175,045.85 USD

Total Liability Amount						175,045.85 USD

5818555892	TRISTATE TRADING LTD MACAO COMM.	Sight	12/15/2008	76,965.48 USD	5/5
1179TRICH141	MACAU		01/17/2009	76,965.48 USD		80,813.75 USD
80,813.75 USD

Total Liability Amount

5818555893	TRISTATE TRADING LTD MACAO COMM.	Sight	12/15/2008	51,018.00 USD	5/5
1180TRICH143	MACAU		02/03/2009	51,018.00 USD		53,568.90 USD

Total Liability Amount						53,568.90 USD

5818555894	TRISTATE TRADING LTD MACAO COMM.	Sight	12/15/2008	157,680.00 USD	5/5
1181TRIHT023	MACAU		01/12/2009	157,680.00 USD		165,564.00 USD

Total Liability Amount						165,564.00 USD

5818555895	TRISTATE TRADING LTD MACAO COMM.	Sight	12/15/2008	89,211.60 USD	5/5
1182TRIHT024	MACAU		01/12/2009	89,211.60 USD		93,672.18 USD

Total Liability Amount						93,672.18 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	30 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555896	TRISTATE TRADING LTD	Sight	12/15/2008	132,272.43 USD	5/5
1183TRIVN118	MACAO COMM. MACAU		02/03/2009	132,272.43 USD		138,886.05 USD

Total Liability Amount						138,886.05 USD

5818555897	TRISTATE TRADING LTD	Sight	12/15/2008	47,334.17 USD	5/5
1184TRIVN120	MACAO COMM. MACAU		02/09/2009	47,334.17 USD		49,700.88 USD

Total Liability Amount						49,700.88 USD

5818555898	SEOHAP CO. LTD.	Sight	12/15/2008	7,847.00 USD	5/5
1185E12098SH	REPUBLIC OF KOREA		01/03/2009	7,847.00 USD		8,239.35 USD

Total Liability Amount						8,239.35 USD

5818555899	HONGS INTERNATIONAL LIMITED	Sight	12/15/2008	105,219.84 USD	5/5
1186HS1210	REPUBLIC OF KOREA		02/09/2009	105,219.84 USD		110,480.83 USD

Total Liability Amount						110,480.83 USD

5818555900	HYUNJIN APPAREL CO., LTD.	Sight	12/17/2008	114,841.70 USD	5/5
1187JSU1210	REPUBLIC OF KOREA		01/18/2009	136,343.65 USD		143,160.84 USD

Total Liability Amount						143,160.84 USD

5818555901	HYUNJIN APPAREL CO., LTD.	Sight	12/15/2008	33,342.09 USD	5/5
1188JSU1211	REPUBLIC OF KOREA		12/29/2008	33,342.09 USD		35,009.19 USD

Total Liability Amount						35,009.19 USD

5818555902	SEOHAP CO. LTD.	Sight	12/15/2008	18,175.10 USD	5/5
1189KDS1209	REPUBLIC OF KOREA		03/07/2009	18,175.10 USD		19,083.86 USD

Total Liability Amount						19,083.86 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	31 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555903	SAMKWANG APPAREL	Sight	12/15/2008	120,998.38 USD	5/5
1190MK1210A	CORP.
	REPUBLIC OF KOREA		01/12/2009	120,998.38 USD		127,048.30 USD

Total Liability Amount						127,048.30 USD

5818555904	POONG IN TRADING CO.,	Sight	12/15/2008	107,695.45 USD	5/5
1191MK1210B	LTD..19F ACE
	REPUBLIC OF KOREA		01/25/2009	107,695.45 USD		113,080.22 USD

Total Liability Amount						113,080.22 USD

5818555905	POONG IN TRADING CO.,	Sight	12/15/2008	152,151.00 USD	5/5
1192MK1210C	LTD..19F ACE
	REPUBLIC OF KOREA		01/12/2009	152,151.00 USD		159,758.55 USD

Total Liability Amount						159,758.55 USD

5818555906	POONG IN TRADING CO.,	Sight	12/15/2008	173,751.92 USD	5/5
1193MK1210D	LTD..19F ACE
	REPUBLIC OF KOREA		01/18/2009	173,751.92 USD		182,439.52 USD

Total Liability Amount						182,439.52 USD

5818555907	HYUNJIN APPAREL CO., LTD.	Sight	12/15/2008	84,642.90 USD	5/5
1194NWS1210	REPUBLIC OF KOREA		01/12/2009	84,642.90 USD		88,875.05 USD

Total Liability Amount						88,875.05 USD

5818555908	HYUNJIN APPAREL CO., LTD.	Sight	12/17/2008	277,505.46 USD	5/5
1195NWS12101	REPUBLIC OF KOREA		01/12/2009	324,736.32 USD		340,973.13 USD

Total Liability Amount						340,973.13 USD

5818555909	HYUNJIN APPAREL CO., LTD.	Sight	12/15/2008	93,281.10 USD	5/5
1196SEP1209	REPUBLIC OF KOREA		02/02/2009	117,091.55 USD		122,946.13 USD

Total Liability Amount						122,946.13 USD

Report Date 12/29/2008 08:41 :04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	32 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555910	SAMKWANG APPAREL	Sight	12/15/2008	150,026.40 USD	5/5
1197SK1210	CORP.
	REPUBLIC OF KOREA		02/25/2009	150,026.40 USD		157,527.72 USD

Total Liability Amount						157,527.72 USD

5818555911	SHENXIN TEXTILE	Sight	12/16/2008	101,020.00 USD	5/5
1198JG83232	INDUSTRIAL (HK) LTD
	HONG KONG		01/19/2009	101,020.00 USD		106,071.00 USD

Total Liability Amount						106,071.00 USD

5818555912	TAl KEI KNITTERS LTD.	Sight	12/16/2008	251,681.14 USD	5/5
1199JK83320	HONG KONG		03/18/2009	251,681.14 USD		264,265.20 USD

Total Liability Amount						264,265.20 USD

5818555913	DO DO FASHION LTD..	Sight	12/16/2008	236,516.89 USD	5/5
1200DD04808	HONG KONG		02/25/2009	236,516.89 USD		248,342.73 USD

Total Liability Amount						248,342.73 USD

5818555914	EPIC DESIGNERS VIETNAM	Sight	12/16/2008	359,454.29 USD	5/5
1201EPIC671U	LTD.
	SOCIALIST REPUBLIC OF		02/08/2009	359,454.29 USD		377,427.00 USD
VIET NAM

Total Liability Amount						377,427.00 USD

5818555915	SEJEE COMPANY LTD.	Sight	12/16/2008	92,141.13 USD	5/5
12029S5616U	ROOM 201,2/F.,
	HONG KONG		02/27/2009	92,141.13 USD		96,748.19 USD

Total Liability Amount						96,748.19 USD

5818555916	HYUNJIN APPAREL CO., LTD.	Sight	12/16/2008	710,650.38 USD	5/5
12031S1203U	REPUBLIC OF KOREA		02/23/2009	710,650.38 USD		746,182.90 USD

Total Liability Amount						746,182.90 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	33 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555917	NURIAN INTERNATIONAL INC.	Sight	12/16/2008	84,798.36 USD	5/5
1204NR1211	REPUBLIC OF KOREA		02/02/2009	84,798.36 USD		89,038.28 USD

Total Liability Amount						89,038.28 USD

5818555918	POONG IN TRADING CO., LTD.. 19F ACE	Sight	12/16/2008	12,240.00 USD	5/5
1205PI1210	REPUBLIC OF KOREA		03/20/2009	12,240.00 USD		12,852.00 USD

Total Liability Amount						12,852.00 USD

5818555919	SEOHAP CO. LTD.	Sight	12/16/2008	14,668.64 USD	5/5
1206RS1210	REPUBLIC OF KOREA		02/07/2009	14,668.64 USD		15,402.07 USD

Total Liability Amount						15,402.07 USD

5818555920	SAMKWANG APPAREL CORP..	Sight	12/16/2008	41,210.16 USD	5/5
1207SK1209A1	REPUBLIC OF KOREA		03/09/2009	41,210.16 USD		43,270.67 USD

Total Liability Amount						43,270.67 USD

5818555921	SAMKWANG APPAREL CORP..	Sight	12/16/2008	34,476.00 USD	5/5
1208SK1209A2	REPUBLIC OF KOREA		03/12/2009	34,476.00 USD		36,199.80 USD

Total Liability Amount						36,199.80 USD

5818555922	JIANGSU ARTS AND CRAFTS CORPORATION	Sight	12/16/2008	179,842.03 USD	5/5
1209JG83216	PEOPLE’S REPUBLIC OF CHINA		02/14/2009	179,842.03 USD		188,834.13 USD

Total Liability Amount						188,834.13 USD

5818555923	FASTWELL KNITWEAR MANUFACTURING	Sight	12/16/2008	53,560.00 USD	5/5
1210JG83313	HONG KONG		04/01/2009	53,560.00 USD		56,238.00 USD

Total Liability Amount						56,238.00 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	34 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPERASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555924	PAK TAK KNITTING/GARMENT FTY. LTD.	Sight	12/16/2008	48,737.00 USD	5/5
1211JG83324	HONG KONG		03/11/2009	48,737.00 USD		51,173.85 USD

Total Liability Amount						51,173.85 USD

5818555925	TAI KEI KNITTERS LTD.	Sight	12/16/2008	590,393.03 USD	5/5
1212JG83340	HONG KONG		01/28/2009	590,393.03 USD		619,912.68 USD

Total Liability Amount						619,912.68 USD

5818555926	FORNTON KNITTING CO LTD.	Sight	12/16/2008	36,297.62 USD	5/5
1213JG83341	HONG KONG		01/28/2009	36,297.62 USD		38,112.50 USD

Total Liability Amount						38,112.50 USD

5818555927	WILFORD KNITWEAR FACTORY LIMITED	Sight	12/16/2008	232,951.82 USD	5/5
1214JG83342	HONG KONG		01/28/2009	232,951.82 USD		244,599.41 USD

Total Liability Amount						244,599.41 USD

5818555928	ESQUEL ENTERPRISES LIMITED	Sight	12/16/2008	59,760.04 USD	5/5
1215JG83345	HONG KONG		02/23/2009	59,760.04 USD		62,748.04 USD

Total Liability Amount						62,748.04 USD

5818555929	ESQUEL ENTERPRISES LIMITED	Sight	12/16/2008	34,128.00 USD	5/5
1216JG83346	HONG KONG		03/30/2009	34,128.00 USD		35,834.40 USD

Total Liability Amount						35,834.40 USD

5818555930	RGM GARMENT COMPANY LTD UNITS	Sight	12/17/2008	49,371.84 USD	5/5
1217JG83347	HONG KONG		03/16/2009	49,371.84 USD		51,840.43 USD

Total Liability Amount						51,840.43 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	35 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555931	PT. UNGARAN SARI GARMENTS.	Sight	12/16/2008	36,155.00 USD	5/5
12189WST1213	REPUBLIC OF INDONESIA		01/20/2009	36,155.00 USD		37,962.75 USD

Total Liability Amount						37,962.75 USD

5818555932	EXCELLENT JADE LIMITED	Sight	12/16/2008	119,792.00 USD	5/5
1219AN1J647	HONG KONG		01/06/2009	119,792.00 USD		125,781.60 USD

Total Liability Amount						125,781.60 USD

5818555933	EXCELLENT JADE LIMITED	Sight	12/16/2008	20,303.00 USD	5/5
1220JN2C117	HONG KONG		01/21/2009	20,303.00 USD		21,318.15 USD

Total Liability Amount						21,318.15 USD

5818555934	HYUNJIN APPAREL CO., LTD.	Sight	12/16/2008	53,039.78 USD	5/5
1221NWS1215	REPUBLIC OF KOREA		02/02/2009	72,705.38 USD		76,340.65 USD

Total Liability Amount						76,340.65 USD

5818555935	CARNIVAL INDUSTRIAL CORP.	Sight	12/18/2008	110,938.96 USD	5/5
1222JG83330	TAIWAN, PROVINCE OF ROC		01/29/2009	110,938.96 USD		116,485.91 USD

Total Liability Amount						116,485.91 USD

5818555936	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/18/2008	50,844.00 USD	5/5
1223JG83333	HONG KONG		01/19/2009	50,844.00 USD		53,386.20 USD

Total Liability Amount						53,386.20 USD

5818555937	SHANGHAI JOY PLUS FASHION CO., LTD	Sight	12/18/2008	77,348.55 USD	5/5
1224JG83352	PEOPLE’S REPUBLIC OF CHINA		01/24/2009	77,348.55 USD		81,215.98 USD

Total Liability Amount						81,215.98 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	36 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555938	LAKEWILL SILK AND GARMENT LIMITED	Sight	12/18/2008	28,773.00 USD	5/5
1225JG83355	HONG KONG		01/31/2009	28,773.00 USD		30,211.65 USD

Total Liability Amount						30,211.65 USD

5818555939	CARNIVAL INDUSTRIAL CORP.	Sight	12/18/2008	56,820.00 USD	5/5
1226JG83363	TAIWAN, PROVINCE OF ROC		01/08/2009	56,820.00 USD		59,661.00 USD

Total Liability Amount						59,661.00 USD

5818555940	WONDERFUL INTL GROUP HK LTD.	Sight	12/18/2008	248,240.38 USD	5/5
1227JK83328	HONG KONG		01/17/2009	248,240.38 USD		260,652.40 USD

Total Liability Amount						260,652.40 USD

5818555941	FOOK TIN GARMENT MFR LTD	Sight	12/18/2008	111,814.85 USD	5/5
1228JK83349	HONG KONG		01/12/2009	111,814.85 USD		117,405.59 USD

Total Liability Amount						117,405.59 USD

5818555942	EPIC DESIGNERS VIETNAM LTD.	Sight	12/18/2008	31,973.40 USD	5/5
1229EPIC672U	SOCIALIST REPUBLIC OF VIET NAM		01/28/2009	31,973.40 USD		33,572.07 USD

Total Liability Amount						33,572.07 USD

5818555943	APPAREL MERCHANDISING CO.,	Sight	12/23/2008	119,308.40 USD	5/5
1230AG08ASP09	INDIA		02/05/2009	119,308.40 USD		125,273.82 USD

Total Liability Amount						125,273.82 USD

5818555944	ORIENT CRAFT LTD. 7-D MARUTI	Sight	12/18/2008	17,751.69 USD	5/5
1231AG10OSP09	INDIA		01/20/2009	17,751.69 USD		18,639.27 USD

Total Liability Amount						18,639.27 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	37 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555945	HIGH FASHION GARMENTS CO. LTD.	Sight	12/18/2008	149,795.00 USD	5/5
1232HFD072	HONG KONG		02/07/2009	149,795.00 USD		157,284.75 USD

Total Liability Amount						157,284.75 USD

5818555946	HIGH FASHION GARMENTS CO. LTD.	Sight	12/18/2008	168,257.50 USD	5/5
1233HFNW040	HONG KONG		02/09/2009	168,257.50 USD		176,670.38 USD

Total Liability Amount						176,670.38 USD

5818555947	J-TEX GARMENT CO., LTD RM 1101-02,	Sight	12/18/2008	143,183.38 USD	5/5
1234JTAN0228	HONG KONG		01/21/2009	143,183.38 USD		150,342.55 USD

Total Liability Amount						150,342.55 USD

5818555949	KCC TRADING INC.	Sight	12/18/2008	54,336.00 USD	5/5
1235TH121208	UNITED STATES OF AMERICA		01/03/2009	54,336.00 USD		57,052.80 USD

Total Liability Amount						57,052.80 USD

5818555950	EXCELLENT JADE LIMITED	Sight	12/18/2008	40,269.90 USD	5/5
1236AN1I848	HONG KONG		01/10/2009	40,269.90 USD		42,283.40 USD

Total Liability Amount						42,283.40 USD

5818555951	EXCELLENT JADE LIMITED	Sight	12/18/2008	18,096.00 USD	5/5
1237JNOS758	HONG KONG		01/13/2009	18,096.00 USD		19,000.80 USD

Total Liability Amount						19,000.80 USD

5818555952	TRISTATE TRADING LTD MACAO COMM.	Sight	12/18/2008	56,215.64 USD	5/5
1238TRICH144	MACAU		01/31/2009	56,215.64 USD		59,026.42 USD

Total Liability Amount						59,026.42 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	38 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555953	TRISTATE TRADING LTD MACAO COMM.	Sight	12/18/2008	252,230.60 USD	5/5
1239TRICH145	MACAU		02/07/2009	252,230.60 USD		264,842.13 USD

Total Liability Amount						264,842.13 USD

5818555954	HT TRADING LIMITED- MACAO RUADE	Sight	12/18/2008	135,231.00 USD	5/5
1240TRIHT025	MACAU		01/13/2009	135,231.00 USD		141,992.55 USD

Total Liability Amount						141,992.55 USD

5818555955	TRISTATE TRADING LTD MACAO COMM.	Sight	12/18/2008	30,927.00 USD	5/5
1241TRIHT026	MACAU		01/19/2009	30,927.00 USD		32,473.35 USD

Total Liability Amount						32,473.35 USD

5818555956	UNIVERSAL EXPRESS GARMENTS LTD.,	Sight	12/18/2008	125,658.00 USD	5/5
1242KP1212A	HONG KONG		02/07/2009	125,658.00 USD		131,940.90 USD

Total Liability Amount						131,940.90 USD

5818555957	TAESAN F AND C CO., LTD	Sight	12/18/2008	22,400.00 USD	5/5
1243E12118TS	REPUBLIC OF KOREA		01/08/2009	22,400.00 USD		23,520.00 USD

Total Liability Amount						23,520.00 USD

5818555958	POONG IN TRADING CO., LTD.	Sight	12/18/2008	32,388.50 USD	5/5
1244MK1210E	REPUBLIC OF KOREA		01/18/2009	32,388.50 USD		34,007.93 USD

Total Liability Amount						34,007.93 USD

5818555959	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/23/2008	26,762.40 USD	5/5
1245JG83244	HONG KONG		01/26/2009	26,762.40 USD		28,100.52 USD

Total Liability Amount						28,100.52 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	39 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555960	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/23/2008	183,562.76 USD	5/5
1246JG83336	HONG KONG		01/19/2009	183,562.76 USD		192,740.90 USD

Total Liability Amount						192,740.90 USD

5818555961	ARTIF GARMENT FACTORY	Sight	12/23/2008	43,951.80 USD	5/5
1247JG83351	HONG KONG		01/26/2009	43,951.80 USD		46,149.39 USD

Total Liability Amount						46,149.39 USD

5818555962	CARNIVAL INDUSTRIAL CORP.	Sight	12/23/2008	33,840.00 USD	5/5
1248JG83366	TAIWAN, PROVINCE OF ROC		01/08/2009	33,840.00 USD		35,532.00 USD

Total Liability Amount						35,532.00 USD

5818555963	DO DO FASHION LTD..	Sight	12/23/2008	35,800.28 USD	5/5
1249JG83371	HONG KONG		02/02/2009	35,800.28 USD		37,590.29 USD

Total Liability Amount						37,590.29 USD

5818555964	DO DO FASHION LTD..	Sight	12/23/2008	85,230.50 USD	5/5
1250JG83372	HONG KONG		02/02/2009	85,230.50 USD		89,492.03 USD

Total Liability Amount						89,492.03 USD

5818555965	DO DO FASHION LTD..	Sight	12/23/2008	44,659.84 USD	5/5
1251JG83373	HONG KONG		02/02/2009	44,659.84 USD		46,892.83 USD

Total Liability Amount						46,892.83 USD

5818555966	LUNG KAE GARMENT COMPANY	Sight	12/23/2008	9,124.48 USD	5/5
1252JG83374	HONG KONG		02/02/2009	9,124.48 USD		9,580.70 USD

Total Liability Amount						9,580.70 USD

5818555967	LUNG KAE GARMENT COMPANY	Sight	12/23/2008	46,330.44 USD	5/5
1253JG83375	HONG KONG		02/02/2009	46,330.44 USD		48,646.96 USD

Total Liability Amount						48,646.96 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	40 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555968	LUNG KAE GARMENT COMPANY	Sight	12/23/2008	13,553.90 USD	5/5
1254JG83376	HONG KONG		02/09/2009	13,553.90 USD		14,231.60 USD

Total Liability Amount						14,231.60 USD

5818555969	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/23/2008	138,558.10 USD	5/5
1255JG83377	HONG KONG		01/26/2009	138,558.10 USD		145,486.01 USD

Total Liability Amount						145,486.01 USD

5818555970	FASTWELL KNITWEAR MANUFACTURING	Sight	12/23/2008	62,390.40 USD	5/5
1256JG83378	HONG KONG		04/15/2009	62,390.40 USD		65,509.92 USD

Total Liability Amount						65,509.92 USD

5818555971	CHINAMINE TRADING LTD.	Sight	12/23/2008	31,448.76 USD	5/5
1257JG83396	HONG KONG		03/16/2009	31,448.76 USD		33,021.20 USD

Total Liability Amount						33,021.20 USD

5818555972	METRO LEGEND LTD	Sight	12/23/2008	16,773.95 USD	5/5
1258JG83398	HONG KONG		02/05/2009	16,773.95 USD		17,612.65 USD

Total Liability Amount						17,612.65 USD

5818555973	P.T. MASTERINDO JAYA ABADI..	Sight	12/23/2008	61,174.68 USD	5/5
1259JG83399	REPUBLIC OF INDONESIA		02/10/2009	61,174.68 USD		64,233.41 USD

Total Liability Amount						64,233.41 USD

5818555974	LUNG KAE GARMENT COMPANY	Sight	12/23/2008	113,875.81 USD	5/5
1260JG83400	HONG KONG		02/02/2009	113,875.81 USD		119,569.60 USD

Total Liability Amount						119,569.60 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	41 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID Customer Name	949148 KASPERASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555975	FASTWELL KNITWEAR	Sight	12/23/2008	31,816.54 USD	5/5
MANUFACTURING
1261JG83407	HONG KONG		02/02/2009	31,816.54 USD		33,407.37 USD

Total Liability Amount						33,407.37 USD

5818555976	KATTIE FASHION (HONG	Sight	12/23/2008	50,491.32 USD	5/5
KONG) LIMITED
1262JG83410	HONG KONG		04/06/2009	50,491.32 USD		53,015.89 USD

Total Liability Amount						53,015.89 USD

5818555977	KWIN HING KNITTING	Sight	12/23/2008	270,791.74 USD	5/5
FACTORY LTD,,
1263JG83415	HONG KONG		01/28/2009	270,791.74 USD		284,331.33 USD

Total Liability Amount						284,331.33 USD

5818555978	KWIN HING KNITTING	Sight	12/23/2008	87,845.35 USD	5/5
FACTORY LTD,,
1264JG83422	HONG KONG		02/09/2009	87,845.35 USD		92,237.62 USD

Total Liability Amount						92,237.62 USD

5818555979	PAK TAK	Sight	12/23/2008	33,535.84 USD	5/5
KNITTING/GARMENT FTY.
LTD.
1265JG83426	HONG KONG		01/28/2009	33,535.84 USD		35,212.63 USD

Total Liability Amount						35,212.63 USD

5818555980	TAI KEI KNITTERS LTD.	Sight	12/23/2008	101,808.44 USD	5/5
1266JG83429	HONG KONG		04/06/2009	101,808.44 USD		106,898.86 USD

Total Liability Amount						106,898.86 USD

5818555981	PAK TAK	Sight	12/26/2008	78,546.82 USD	5/5
KNITTING/GARMENT FTY.
LTD.
1267JG83431	HONG KONG		02/09/2009	78,546.82 USD		82,474.16 USD

Total Liability Amount						82,474.16 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	42 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555982	CHINAMINE TRADING LTD.	Sight	12/23/2008	67,348.03 USD	5/5
1268JG83435	HONG KONG		02/07/2009	67,348.03 USD		70,715.43 USD

Total Liability Amount						70,715.43 USD

5818555983	TONGLU SPRING RIVER KNITTING CO LTD	Sight	12/23/2008	148,005.76 USD	5/5
1269JG83438	PEOPLE’S REPUBLIC OF CHINA		01/28/2009	148,005.76 USD		155,406.05 USD

Total Liability Amount						155,406.05 USD

5818555984	FORNTON KNITTING CO LTD..	Sight	12/23/2008	123,941.22 USD	5/5
1270JK83380	HONG KONG		01/30/2009	123,941.22 USD		130,138.28 USD

Total Liability Amount						130,138.28 USD

5818555985	KWIN HING KNITTING FACTORY LTD,,	Sight	12/23/2008	189,870.66 USD	5/5
1271JK83382	HONG KONG		01/30/2009	189,870.66 USD		199,364.19 USD

Total Liability Amount						199,364.19 USD

5818555986	FOOK TIN GARMENT MFR LTD 7/F PO	Sight	12/23/2008	83,796.64 USD	5/5
1272JK83385	HONG KONG		01/26/2009	83,796.64 USD		87,986.47 USD

Total Liability Amount						87,986.47 USD

5818555987	TAI KEI KNITTERS LTD.	Sight	12/23/2008	18,518.40 USD	5/5
1273JK83401	HONG KONG		02/04/2009	18,518.40 USD		19,444.32 USD

Total Liability Amount						19,444.32 USD

5818555988	AEC KOREA CO., LTD	Sight	12/23/2008	284,394.70 USD	5/5
1274AEC20082	REPUBLIC OF KOREA		03/12/2009	284,394.70 USD		298,614.44 USD

Total Liability Amount						298,614.44 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	43 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555989	ATRACO INDUSTRIAL ENTERPRISES	Sight	12/23/2008	44,526.28 USD	5/5
1275JG00164	UNITED ARAB EMIRATES (UAE)		01/13/2009	44,526.28 USD		46,752.59 USD

Total Liability Amount						46,752.59 USD

5818555990	PT. UNGARAN SARI GARMENTS.	Sight	12/23/2008	11,490.00 USD	5/5
1276JWD12178	REPUBLIC OF INDONESIA		01/20/2009	11,490.00 USD		12,064.50 USD

Total Liability Amount						12,064.50 USD

5818555991	PT. UNGARAN SARI GARMENTS.	Sight	12/23/2008	58,578.18 USD	5/5
1277JWS12178	REPUBLIC OF INDONESIA		02/10/2009	58,578.18 USD		61,507.09 USD

Total Liability Amount						61,507.09 USD

5818555993	DO DO FASHION LTD..	Sight	12/23/2008	211,364.40 USD	5/5
1278DD049-08	HONG KONG		02/04/2009	211,364.40 USD		221,932.62 USD

Total Liability Amount						221,932.62 USD

5818555994	EPIC DESIGNERS VIETNAM LTD.	Sight	12/24/2008	179,159.56 USD	5/5
1279EPIC666U	SOCIALIST REPUBLIC OF VIETNAM		01/20/2009	179,159.56 USD		188,117.54 USD

Total Liability Amount						188,117.54 USD

5818555995	HIGH FASHION GARMENTS CO. LTD..	Sight	12/23/2008	148,778.94 USD	5/5
1280HF08608	HONG KONG		03/14/2009	148,778.94 USD		156,217.89 USD

Total Liability Amount						156,217.89 USD

5818555996	HONG KONG WINTAI GARMENT LTD	Sight	12/23/2008	108,712.60 USD	5/5
1281LCEP08	HONG KONG		01/30/2009	108,712.60 USD		114,148.23 USD

Total Liability Amount						114,148.23 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	44 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555997	INJAE TRADING COMPANY	Sight	12/23/2008	120,959.48 USD	5/5
1282IJ1217116	HONG KONG		02/06/2009	120,959.48 USD		127,007.45 USD

Total Liability Amount						127,007.45 USD

5818555998	KCC TRADING INC.	Sight	12/23/2008	46,497.44 USD	5/5
1283TH1218081	UNITED STATES OF AMERICA		02/14/2009	46,497.44 USD		48,822.31 USD

Total Liability Amount						48,822.31 USD

5818555999	SEJEE COMPANY LTD.	Sight	12/23/2008	87,655.50 USD	5/5
12849S5602U	HONG KONG		02/06/2009	87,655.50 USD		92,038.28 USD

Total Liability Amount						92,038.28 USD

5818556000	SEJEE COMPANY LTD.	Sight	12/23/2008	17,605.32 USD	5/5
12859S5629U	HONG KONG		03/17/2009	17,605.32 USD		18,485.59 USD

Total Liability Amount						18,485.59 USD

5818556001	SEJEE COMPANY LTD.	Sight	12/23/2008	634,938.10 USD	5/5
12869S7329	HONG KONG		01/09/2009	634,938.10 USD		666,685.01 USD

Total Liability Amount						666,685.01 USD

5818556002	EXCELLENT JADE LIMITED	Sight	12/23/2008	130,549.50 USD	5/5
1287A697374	HONG KONG		01/13/2009	130,549.50 USD		137,076.98 USD

Total Liability Amount						137,076.98 USD

5818556003	EXCELLENT JADE LIMITED	Sight	12/23/2008	10,587.92 USD	5/5
1288A778476	HONG KONG		02/17/2009	10,587.92 USD		11,117.32 USD

Total Liability Amount						11,117.32 USD

5818556004	EXCELLENT JADE LIMITED	Sight	12/23/2008	44,746.91 USD	5/5
1289AKY7875	HONG KONG		02/07/2009	44,746.91 USD		46,984.26 USD

Total Liability Amount						46,984.26 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	45 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818556005	EXCELLENT JADE LIMITED	Sight	12/23/2008	33,953.00 USD	5/5
1290AN1K049	HONG KONG		02/10/2009	33,953.00 USD		35,650.65 USD

Total Liability Amount						35,650.65 USD

5818556006	EXCELLENT JADE LIMITED	Sight	12/23/2008	479,373.82 USD	5/5
1291JNOQ556	HONG KONG		02/10/2009	479,373.82 USD		503,342.51 USD

Total Liability Amount						503,342;51 USD

5818556007	EXCELLENT JADE LIMITED	Sight	12/23/2008	101,633.32 USD	5/5
1292JNOQ559	HONG KONG		01/30/2009	101,633.32 USD		106,714.99 USD

Total Liability Amount						106,714.99 USD

5818556008	EXCELLENT JADE LIMITED	Sight	12/23/2008	333,420.46 USD	5/5
1293JNOR1360	HONG KONG		02/17/2009	333,420.46 USD		350,091.48 USD

Total Liability Amount						350,091.48 USD

5818556009	EXCELLENT JADE LIMITED	Sight	12/23/2008	121,913.16 USD	5/5
1294JNOT601	HONG KONG		02/03/2009	121,913.16 USD		128,008.82 USD

Total Liability Amount						128,008.82 USD

5818556010	EXCELLENT JADE LIMITED	Sight	12/23/2008	29,371.92 USD	5/5
1295JYPC804	HONG KONG		01/27/2009	29,371.92 USD		30,840.52 USD

Total Liability Amount						30,840.52 USD

5818556011	SLITHER LTD.	Sight	12/24/2008	44,217.74 USD	5/5
1296JG83389	HONG KONG		02/03/2009	44,217.74 USD		46,428.63 USD

Total Liability Amount						46,428.63 USD

5818556012	KING STAR GARMENT INTERNATIONAL	Sight	12/24/2008	199,795.12 USD	5/5
1297JG83439	TAIWAN, PROVINCE OF ROC		01/30/2009	199,795.12 USD		209,784.88 USD

Total Liability Amount						209,784.88 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	46 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818556013	KING STAR GARMENT INTERNATIONAL	Sight	12/24/2008	890,132.80 USD	5/5
1298JG83441	TAIWAN, PROVINCE OF ROC		01/31/2009	890,132.80 USD		934,639.44 USD

Total Liability Amount						934,639.44 USD

5818556014	TY FASHION INTERNATIONAL CO., LTD	Sight	12/24/2008	95,802.48 USD	5/5
1299JG83443	TAIWAN, PROVINCE OF ROC		03/14/2009	95,802.48 USD		100,592.60 USD

Total Liability Amount						100,592.60 USD

5818556015	TY FASHION INTERNATIONAL CO., LTD	Sight	12/24/2008	30,000.00 USD	5/5
1300JG83444	TAIWAN, PROVINCE OF ROC		04/25/2009	30,000.00 USD		31,500.00 USD

Total Liability Amount						31,500.00 USD

5818556016	TY FASHION INTERNATIONAL CO., LTD	Sight	12/24/2008	62,550.00 USD	5/5
1301JG83445	TAIWAN, PROVINCE OF ROC		03/28/2009	62,550.00 USD		65,677.50 USD

Total Liability Amount						65,677.50 USD

5818556017	CRYSTALCLEAR WEALTH LTD.	Sight	12/24/2008	53,790.00 USD	5/5
1302JG83447	TAIWAN, PROVINCE OF ROC		02/28/2009	53,790.00 USD		56,479.50 USD

Total Liability Amount						56,479.50 USD

5818556018	TRIPLE AAPPAREL LIMITED	Sight	12/24/2008	44,715.00 USD	5/5
1303JG83448	HONG KONG		03/15/2009	44,715.00 USD		46,950.75 USD

Total Liability Amount						46,950.75 USD

5818556019	TRIPLE AAPPAREL LIMITED	Sight	12/24/2008	37,577.40 USD	5/5
1304JG83450	HONG KONG		04/14/2009	37,577.40 USD		39,456.27 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	47 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount

Total Liability Amount						39,456.27 USD

5818556020	KATTIE FASHION (HONG KONG) LIMITED	Sight	12/24/2008	47,916.00 USD	5/5
1305JG83465	HONG KONG		03/11/2009	47,916.00 USD		50,311.80 USD

Total Liability Amount						50,311.80 USD

5818556021	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/24/2008	205,782.00 USD	5/5
1306JG83472	HONG KONG		02/02/2009	205,782.00 USD		216,071.10 USD

Total Liability Amount						216,071.10 USD

5818556022	FASTWELL KNITWEAR MANUFACTURING	Sight	12/24/2008	40,386.60 USD	5/5
1307JG83474	HONG KONG		01/28/2009	40,386.60 USD		42,405.93 USD

Total Liability Amount						42,405.93 USD

5818556023	WINNER WAY INDUSTRIAL LTD..FLAT/RM	Sight	12/24/2008	87,644.00 USD	5/5
1308JG83475	HONG KONG		01/28/2009	87,644.00 USD		92,026.20 USD

Total Liability Amount						92,026.20 USD

5818556024	WILFORD KNITWEAR FACTORY LIMITED.	Sight	12/24/2008	11,580.00 USD	5/5
1309JG83477	HONG KONG		01/28/2009	11,580.00 USD		12,159.00 USD

Total Liability Amount						12,159.00 USD

5818556025	FORTUNE MINT LIMITED, FLAT 9B,2/F	Sight	12/24/2008	82,735.70 USD	5/5
1310JG83478	HONG KONG		02/04/2009	82,735.70 USD		86,872,49 USD

Total Liability Amount						86,872.49 USD

5818556026	UNITEX FASHION (KNITWEAR) LIMITED	Sight	12/24/2008	120,777.46 USD	5/5
1311JG83479	HONG KONG		02/04/2009	120,777.46 USD		126,816.33 USD

Total Liability Amount						126,816.33 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	48 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818556027	FORTUNE MINT LIMITED, FLAT 9B,2/F	Sight	12/24/2008	106,139.75 USD	5/5
1312JK83452	HONG KONG		04/01/2009	106,139.75 USD		111,446.74 USD

Total Liability Amount						111,446.74 USD

5818556028	WONDERFUL INTL GROUP HK LTD.	Sight	12/24/2008	362,889.25 USD	5/5
1313JK83454	HONG KONG		01/27/2009	362.889.25 USD		381,033.71 USD

Total Liability Amount						381,033.71 USD

5818556029	NINGBO FANHUA IMP AND EXP CO., LTD	Sight	12/24/2008	81,519.72 USD	5/5
1314JK83455	PEOPLE'S REPUBLIC OF CHINA		01/27/2009	81,519.72 USD		85,595.71 USD

Total Liability Amount						85,595.71 USD

5818556030	LAI KO KNITTING FACTORY LIMITED	Sight	12/24/2008	36,855.00 USD	5/5
1315JK83456	HONG KONG		03/18/2009	36,855.00 USD		38,697.75 USD

Total Liability Amount						38,697.75 USD

5818556032	J-TEX GARMENT CO., LTD	Sight	12/24/2008	88,376.58 USD	5/5
1317JTSPBIM	HONG KONG		02/02/2009	88,376.58 USD		92,795.41 USD

Total Liability Amount						92,795.41 USD

5818556033	INJAE TRADING COMPANY	Sight	12/24/2008	44,974.00 USD	5/5
1318IJ1217140	HONG KONG		02/11/2009	44,974.00 USD		47,222.70 USD

Total Liability Amount						47,222.70 USD

5818556034	SEJEE COMPANY LTD.	Sight	12/24/2008	164,638.27 USD	5/5
13199S56223U	HONG KONG		04/01/2009	164,638.27 USD		172,870.18 USD

Total Liability Amount						172,870.18 USD

5818556035	EXCELLENT JADE LIMITED	Sight	12/24/2008	24,066.24 USD	5/5
1320JNOR264	HONG KONG		02/10/2009	24,066.24 USD		25,269.55 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	49 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
Total Liability Amount						25,269.55 USD

5818556037	TRISTATE TRADING LTD MACAO COMM.	Sight	12/29/2008	65,394.83 USD	5/5
1322TRICH147	MACAU		02/07/2009	65,394.83 USD		68,664.57 USD

Total Liability Amount						68,664.57 USD

5818556039	TRISTATE TRADING LTD MACAO COMM.	Sight	12/29/2008	57,654.00 USD	5/5
1324TRICH151	MACAU		02/03/2009	57,654.00 USD		60,536.70 USD

Total Liability Amount						60,536.70 USD

5818556040	TRISTATE TRADING LTD MACAO COMM.	Sight	12/29/2008	71,004.80 USD	5/5
1325TRIVN121	MACAU		02/26/2009	71,004.80 USD		74,555.04 USD

Total Liability Amount						74,555.04 USD

5818556041	TRISTATE TRADING LTD MACAO COMM.	Sight	12/26/2008	24,645.20 USD	5/5
1326TRIVN122	MACAU		02/09/2009	24,645.20 USD		25,877.46 USD

Total Liability Amount						25,877.46 USD

5818556044	UNIVERSAL EXPRESS GARMENTS LTD.,	Sight	12/29/2008	43,313.94 USD	5/5
1329KP1219A	HONG KONG		01/25/2009	43,313.94 USD		45,479.64 USD

Total Liability Amount						45,479.64 USD

5818556045	DONG HAN INTERNATIONAL CO., LTD.	Sight	12/24/2008	20,553.50 USD	5/5
1330AK08042	REPUBLIC OF KOREA		02/01/2009	20,553.50 USD		21,581.18 USD

Total Liability Amount						21,581.18 USD

5818556050	POONG IN TRADING CO., LTD..19F ACE	Sight	12/24/2008	174,989.64 USD	5/5
1335MK1222C	REPUBLIC OF KOREA		02/06/2009	174,989.64 USD		183,739.12 USD

Total Liability Amount						183,739.12 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	50 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818556052	POONG IN TRADING CO., LTD..19F ACE	Sight	12/24/2008	8,240.64 USD	5/5
1336MK1222D	REPUBLIC OF KOREA		02/22/2009	8,240.64 USD		8,652.67 USD

Total Liability Amount						8,652.67 USD

5818556053	SAMKWANG APPAREL CORP.	Sight	12/24/2008	6,017.82 USD	5/5
1337MK1222F	REPUBLIC OF KOREA		02/16/2009	6,017.82 USD		6,318.71 USD

Total Liability Amount						6,318.71 USD

5818556054	HYUNJIN APPAREL CO., LTD.	Sight	12/24/2008	80,897.44 USD	5/5
1338NWS1219	REPUBLIC OF KOREA		01/12/2009	80,897.44 USD		84,942.31 USD

Total Liability Amount						84,942.31 USD

5818556055	JUNG KWANG IND. CO., LTD.	Sight	12/26/2008	32,004.00 USD	5/5
1339YJ1218A	REPUBLIC OF KOREA		02/18/2009	32,004.00 USD		33,604.20 USD

Total Liability Amount						33,604.20 USD

5818556057	EUHA INTERNATIONAL LTD.	Sight	12/26/2008	40,446.12 USD	5/5
1341YJ1218C	REPUBLIC OF KOREA		03/07/2009	40,446.12 USD		42,468.43 USD

Total Liability Amount						42,468.43 USD

5818556058	NURIAN INTERNATIONAL INC.	Sight	12/29/2008	57,024.00 USD	5/5
1342YJ1218D	REPUBLIC OF KOREA		03/07/2009	57,024.00 USD		59,875.20 USD

Total Liability Amount						59,875.20 USD

5818556060	HONGS INTERNATIONAL LIMITED	Sight	12/26/2008	36,914.55 USD	5/5
1344YJ1218F	REPUBLIC OF KOREA		03/02/2009	36,914.55 USD		38,760.28 USD

Total Liability Amount						38,760.28 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	51 of 54

Outstanding Import Letters of Credit by LC Reference

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818556063	POONG IN TRADING CO., LTD.	Sight	12/24/2008	109,787.30 USD
1347YJ1219B	REPUBLIC OF KOREA		03/08/2009	109,787.30 USD	5/5	115,276.67 USD

Total Liability Amount						115,276.67 USD

5818556064	SAMKWANG APPAREL CORP..	Sight	12/24/2008	91,018.72 USD
1348YJ1219C	REPUBLIC OF KOREA		03/16/2009	91,018.72 USD	5/5	95,569.66 USD

Total Liability Amount						95,569.66 USD

5818556066	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/24/2008	51,622.24 USD
1350JG83337	HONG KONG		01/19/2009	51,622.24 USD	5/5	54,203.35 USD

Total Liability Amount						54,203.35 USD

5818556067	SHENXIN TEXTILE INDUSTRIAL (HK) LTD	Sight	12/24/2008	72,618.00 USD
1351JG83383	HONG KONG		02/02/2009	72,618.00 USD	5/5	76,248.90 USD

Total Liability Amount						76,248.90 USD

5818556068	ARTIF GARMENT FACTORY	Sight	12/24/2008	105,121.12 USD
1352JG83395	HONG KONG		02/02/2009	105,121.12 USD	5/5	110,377.18 USD

Total Liability Amount						110,377.18 USD

5818556069	KWIN HING KNITTING FACTORY LTD,,	Sight	12/24/2008	32,712.75 USD
1353JK83453	HONG KONG		03/11/2009	32,712.75 USD	5/5	34,348.39 USD

Total Liability Amount						34,348.39 USD

5818556071	SEOHAP CO. LTD.	Sight	12/24/2008	30,307.56 USD
1354JWSO1219	REPUBLIC OF KOREA		03/14/2009	30,307.56 USD	5/5	31,822.94 USD

Total Liability Amount						31,822.94 USD

	Count for 949148			373

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	52 of 54

Outstanding Import Letters of Credit by LC Reference

Count for All Customer IDs		373

Total Outstanding Amount	USD		42,246,424.14 USD

Total Liability Amount	USD		44,580,026.36 USD

Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LETTERS OF CREDIT	53 of 54

Outstanding Import Letters of Credit by LC Reference

SELECTION CRITERIA

Customer ID	949148	712
Group By	LC Reference
User	JACKIE	STAHL
Share	Private
Format	DHTML Report
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Report Date 12/29/2008 08:41:04 (EST)	OUTSTANDING IMPORT LEITERS OF CREDIT	54 of 54

Schedule 7.1(b)
SCHEDULE 7.1(b)
Subsidiaries and Capitalization

	State/Country
	of	Type of	Shares	Shares Issued and
Name of Corporation	Incorporation	Shares	Authorized	Outstanding
Apparel Testing Services, Inc.	New Jersey	Common	1,000	100
Asia Expert Limited	Hong Kong	$HK	500,000	1,000
Energie Knitwear, Inc.	Delaware	Common	200	200
Exportex de Mexico, S.A. de C.V.	Mexico	Common	1,000	1,000
Import Technology of Texas, Inc.	Texas	Common	500,000	1,000
Jones Apparel Group, Inc.	Pennsylvania	Common	201,000,000	86,571,939*
Jones Apparel Group Canada, LP	Canada			Jones Canada, Inc. owns .1% and Jones Apparel Group Canada ULC owns 476 partnership units
Jones Apparel Group Canada ULC	Canada	Common	100,000,000	71,500
Jones Apparel Group Holdings, Inc.	Delaware	Common	1,000	1,000
Jones Apparel Group USA, Inc.	Delaware	Common	1,000	100
Jones Canada, Inc.	Canada	Common	Unlimited	100
Jones Distribution Corporation	Delaware	Common	200	200
Jones Holding Inc.	Delaware	Common	1,000	100
Jones International Limited	Hong Kong	Common	100	100
Jones Investment Co. Inc.	Delaware	Common	200	100
		Common	15,000	10,000
Jones Jeanswear Group, Inc. (formerly known as McNaughton Apparel Group Inc.)	New York	Preferred A	200,000	200,000
		Preferred B	100,000	100,000
Jones Management Service Company	Delaware	Common	1,000	1,000

	State/Country
	of	Type of	Shares	Shares Issued and
Name of Corporation	Incorporation	Shares	Authorized	Outstanding
Jones Retail Corporation	New Jersey	Common	1,000	100
L.E.I. Group, Inc.	Delaware	Common	200	200
Maxwell Footwear of California, Inc.	Delaware	Common	1,000	1,000
Nine West Accessories (HK) Limited	Hong Kong	Ordinary	10,000	2
Nine West Development Corporation	Delaware	Common	3,000	1,000
Nine West Footwear Corporation	Delaware	Common	3,000	1,000
Nine West Melbourne Pty. Ltd.	Australia	Ordinary	100,000	100
Rachel Roy IP Company LLC	Delaware	Membership Interests		Jones Investment Co. Inc. holds 50% membership interests; Royale Etenia LLC (a non-subsidiary Delaware LLC) holds 50% membership interests
Victoria + Co Ltd.	Rhode Island	Common	50,000	3,405

2

Schedule 7.1(p)

			Reclassed to
			short-term
			portion of
	Interest Rate	Balance	long-term debt
Debt:
Jones Apparel Group USA, Inc.
4.25% Senior Notes due 2009	4.250%	$249,955,900
5.125% Senior Notes due 2014	5.125%	249,874,875
6.125% Senior Notes due 2034	6.125%	249,619,267

Total JAG USA Senior Notes		$749,450,042

Capital Leases (Equipment)	Various	$24,531

Jones Distribution Corporation

Capital Lease (Virginia warehouse)	Various	$21,572,137

Jones Management Service Company

Capital Leases (Computer Equipment)	Various	$2,908,180
Capital Lease (Bristol 180 building)	Various	$8,369,125

Intercompany Debt:

Jones Apparel Group USA, Inc.
Due to Nine West		$1,427,066,351
Due to Jones Canada		97,245
Due to Jones Jeanswear Group		171,572,255
Due to Jones Apparel Group Holdings		532,773,068
Due to Jones Holding, Inc.		53,077,518
Due to Rachel Roy IP Company		35,483
Due to Apparel Testing Services, Inc.		2,862,507

			$2,187,484,427

Nine West Footwear Corporation
Due to Jones Retail Corporation		1,855,541,434
Due to Jones Canada		3,125
Due to Nine West International — Italy		856,571
Due to Nine West Development		307,859,209
Due to Jones Management Service Co.		137,133,547
Due to Jones Apparel Group Holdings		2,017,922
Due to Jones Investment Co., Inc.		694,143

			2,304,105,951

			Reclassed to
			short-term
			portion of
	Interest Rate	Balance	long-term debt
Jones Jeanswear Group, Inc.
Due to Jones Apparel Group, Inc.		44,016,364
Due to Jones Management Service Co.		130,427,996
Due to Apparel Testing Services, Inc.		560,423
Due to Jones International Limited		9,692,365
Due to Nine West Development		14,631,453
Due to Nine West Footwear Corporation		17,049,135
Due to Victoria + Co Limited		571,808
Due to Jones Retail Corporation		4,650,699

			221,600,243

Jones Retail Corporation
Due to Jones Apparel Group USA, Inc.		1,154,815,956
Due to Jones Apparel Group, Inc.		29,183,309
Due to Nine West Development		29,049,112
Due to Victoria		518,718
Due to Jones Management Service Co.		61,182,832

			1,274,749,927

Jones Apparel Group Canada, Inc.
Due to Jones Holding, Inc.		3,747,685
Due to Jones Apparel Group, Inc.		57,571
Due to Jones International Limited		3,980
Due to Jones Management Service Co.		518,157
Due to Jones Jeanswear		199,397,776

			203,725,169

Victoria + Co Limited
Due to Jones Apparel Group, Inc.		3,846,164
Due to Nine West Footwear Corp.		10,473,969
Due to Nine West Development		6,872,045
Due to Jones Management Service Co.		51,889,459
Due to Jones Investment Co., Inc.		10,158,004

			83,239,641

Jones Investment Co., Inc.
Due to Jones Apparel Group USA, Inc.		61,499,705
Due to Jones Canada		7,615
Due to Jones Retail Corporation		17,943,223
Due to Jones Jeanswear		72,623,720
Due to Apparel Testing Services, Inc.		130,000

			152,204,263

Jones Management Service Co.
Due to Jones Apparel Group USA, Inc.		178,991,176
Due to Nine West Development		101,169,479
Due to Jones Investment Co., Inc.		141,914,504
Due to Jones Apparel Group Holdings		11,612,021

2

			Reclassed to
			short-term
			portion of
	Interest Rate	Balance	long-term debt
Due to Jones International Limited		1,363,853

			435,051,033

Jones Apparel Group Holdings, Inc.
Due to Jones Apparel Group, Inc.		7,894,371
Due to Jones Retail Corporation		23,667,940
Due to Nine West Development		585,345
Due to Jones Investment Co., Inc.		258,586,559

			290,734,215

Nine West Development Corp.
Due to Jones Investment Co., Inc.		17,021,187
Due to Jones Apparel Group USA, Inc.		74,155,562

			91,176,749

Nine West Accessories (HK) Limited
Due to Jones Apparel Group USA, Inc.		2,890
Due to Jones Retail Corporation		36,326
Due to Nine West Footwear Corp.		1,863,319

			1,902,535

Nine West International — Italy
Due to Jones Apparel Group USA, Inc.		13,213
Due to Jones Retail Corporation		148,189

			161,402

Jones International Limited
Due to Jones Apparel Group USA, Inc.		701,289
Due to Jones Apparel Group, Inc.		243,344

			944,633

Jones Apparel Group, Inc.
Due to Jones Management Service Co.		603,888
Due to Jones Apparel Group USA, Inc.		456,627,393

			457,231,281

			7,704,311,469

3

Schedule 7.1(q)
Litigation
None.

Schedule 11.3
Existing Liens
1.
Liens, if any, in respect of certain computer equipment, POS equipment, warehouse equipment, copiers and other office equipment and office furniture used by the Credit Parties and their Subsidiaries which are subject to leases, which Liens, in the aggregate, do not have a Material Adverse Effect.

2.
Liens, if any, in respect of the intellectual property acquired pursuant to the acquisition by Nine West Group Inc. of the footwear business of The United States Shoe Corporation, which Liens, in the aggregate, do not have a Material Adverse Effect.

3.
Liens, if any, in respect of the real and personal property of Jones Apparel Group USA, Inc. for unpaid taxes, interest, additions and/or penalties owed to the State of Pennsylvania or any subdivision thereof, which Liens, in the aggregate, do not have a Material Adverse Effect; provided that such Liens shall not be permitted to remain outstanding under Section 11.3(h) at any time after the 90th day following the Amendment Date.

4.
Liens, if any, in respect of the accounts receivable and documents related to the accounts receivable, and proceeds of the foregoing, of Victoria + Co. Ltd., which Liens, in the aggregate, do not have a Material Adverse Effect; provided that such Liens shall not be permitted to remain outstanding under Section 11.3(h) at any time after the 90th day following the Amendment Date..

Schedule 11.4

Advances to Contractors:

Jones Apparel Group USA, Inc.	$4,250,000
Jones Apparel Group Canada, LP	908,437

Total Loans and Advances to Contractors	$5,158,437

Advances to Employees:

Total Loans and Advances to Employees	$—

Investments:

Investment in GRI (Jones Canada)	$19,604,262

Total Loans and Advances to Contractors	$19,604,262

EXHIBIT A — FORM OF
REVOLVING CREDIT NOTE
          $                                                                                       , 200___
          FOR VALUE RECEIVED, the undersigned JONES APPAREL GROUP USA, INC., a corporation organized under the laws of Delaware, (the “Borrower”), JONES APPAREL GROUP, INC., a corporation organized under the laws of Pennsylvania, JONES APPAREL GROUP HOLDINGS, INC., a corporation organized under the laws of Delaware, JONES RETAIL CORPORATION, a corporation organized under the laws of New Jersey, and NINE WEST FOOTWEAR CORPORATION, a corporation organized under the laws of Delaware (collectively, with the Borrower, the “Debtors”), hereby jointly and severally promise to pay to the order of                     , (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of                      DOLLARS ($                    ) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made to the Borrower by the Lender pursuant to that certain Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders who are or may become a party thereto (collectively, the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
          The unpaid principal amount of Revolving Credit Loans from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on Revolving Credit Loans shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.
          This Revolving Credit Note (the “Revolving Credit Note”) is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable. The obligations of the Debtors under this Revolving Credit Note and the other Loan Documents, and the obligations of the other Granting Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
          THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
          The Debt evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

          The Debtors hereby waive all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note.
          IN WITNESS WHEREOF, the undersigned have executed this Revolving Credit Note under seal as of the day and year first above written.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

JONES APPAREL GROUP, INC.
By:
Name:
Title:

JONES APPAREL GROUP HOLDINGS, INC.
By:
Name:
Title:

JONES RETAIL CORPORATION
By:
Name:
Title:

NINE WEST FOOTWEAR CORPORATION
By:
Name:
Title:

2

EXHIBIT B — FORM OF
NOTICE OF REVOLVING CREDIT BORROWING
NOTICE OF REVOLVING CREDIT BORROWING
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center, TW-4
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
          This irrevocable Notice of Revolving Credit Borrowing is delivered to you under Section 2.2(a) of the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Delaware corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
          1. The Borrower hereby requests that the Lenders make a Revolving Credit Loan to the Borrower in the aggregate principal amount of $                    . (Complete with an amount in accordance with Section 2.2(a) of the Credit Agreement.)
          2. The Borrower hereby requests that such Revolving Credit Loan be made on the following Business Day:                     . (Complete with a Business Day in accordance with Section 2.2(a) of the Credit Agreement).
          3. The Borrower hereby requests that the Revolving Credit Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

Termination Date for Interest Period (If applicable)
Interest Period
Component of Loan	Interest Rate	(LIBOR Rate only)
Base Rate or LIBOR
Rate
          4. The principal Dollar Amount of all Revolving Credit Loans and L/C Obligations outstanding as of the date hereof (including the requested Revolving Credit Loan) does not exceed the maximum Dollar Amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

          5. The Borrower hereby represents and warrants that the conditions specified in Section 6.3 of the Credit Agreement have been satisfied or waived as of the date hereof.
          6. The Borrowing Availability Limit exceeds the aggregate principal amount of the Revolving Credit Loans outstanding after giving effect to the Revolving Credit Loans requested hereby, as set forth in the attached Schedule I [Schedule I to come].
          Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
          IN WITNESS WHEREOF, the undersigned has executed this Notice of Revolving Credit Borrowing as of the                      day of                     ,           .

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

EXHIBIT C — FORM OF NOTICE OF
ACCOUNT DESIGNATION
NOTICE OF ACCOUNT DESIGNATION
Dated as of:
Wachovia Bank, National Association,
    as Administrative Agent
One First Union Center, TW-4
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
          This Notice of Account Designation is delivered to you under Section 2.2(b) of the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Delaware corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
          1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

ABA Routing Number:
Account Number:
          2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided by the Borrower to the Administrative Agent.
          3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
          IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the                      day of                     ,              .

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

EXHIBIT D — FORM OF
NOTICE OF PREPAYMENT
NOTICE OF PREPAYMENT
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center
301 South College Street, TW-4
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
          This irrevocable Notice of Prepayment is delivered to you under Section 2.3(c) of the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among JONES APPAREL GROUP USA, INC., a Delaware corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
          1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [LIBOR Rate Loans]:                     . (Complete with an amount in accordance with Section 2.3(c) of the Credit Agreement.)
          2. The Borrower shall repay the above-referenced Revolving Credit Loans on the following Business Day:                     . (Complete in accordance with Section 2.3(c) of the Credit Agreement.)
          3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
          IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the                      day of                     ,                     .

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

EXHIBIT E — FORM OF
NOTICE OF CONVERSION/CONTINUATION
NOTICE OF CONVERSION/CONTINUATION
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center
301 South College Street, TW-4
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
          This irrevocable Notice of Conversion/Continuation (the “Notice”) is delivered to you under Section 5.2 of the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Delaware corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
          1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)
          Converting all or a portion of a Base Rate Loan into a LIBOR Rate Loan
(a)	The aggregate outstanding principal balance of such Revolving Credit Loan is $ .

(b)	The principal amount of such Revolving Credit Loan to be converted is $ .

(c)	The requested effective date of the conversion of such Revolving Credit Loan is .

(d)	The requested Interest Period applicable to the converted Revolving Credit Loan is .
          Converting all or a portion of a LIBOR Rate Loan into a Base Rate Loan
(a)	The aggregate outstanding principal balance of such Revolving Credit Loan is $

(b)	The last day of the current Interest Period for such Revolving Credit Loan is .

(c)	The principal amount of such Revolving Credit Loan to be converted is $ .

(d)	The requested effective date of the conversion of such Revolving Credit Loan is .
          Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate Loan
(a)	The aggregate outstanding principal balance of such Revolving Credit Loan is $ .

(b)	The last day of the current Interest Period for such Revolving Credit Loan is .

(c)	The principal amount of such Revolving Credit Loan to be continued is $ .

(d)	The requested effective date of the continuation of such Revolving Credit Loan is .

(e)	The requested Interest Period applicable to the continued Revolving Credit Loan is .
          2. The principal Dollar Amount of all Revolving Credit Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum Dollar Amount permitted to be outstanding pursuant to the terms of the Credit Agreement.
          3. The Borrower hereby represents and warrants that no Default or Event of Default (as defined in the Credit Agreement) has occurred and is continuing.
          4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
          IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/ Continuation as of the                      day of                     ,                     .

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

EXHIBIT F — FORM OF
OFFICER’S COMPLIANCE CERTIFICATE
OFFICER’S COMPLIANCE CERTIFICATE
          The undersigned, on behalf of JONES APPAREL GROUP USA, INC. (the “Borrower”), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:
          1. This Certificate is delivered to you pursuant to Section 8.2 of the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
          2. I have reviewed the consolidated financial statements of Jones Apparel Group, Inc. and its Subsidiaries dated as of                      and for the                      period[s] then ended and such statements present fairly in all material respects the consolidated financial condition of Jones Apparel Group, Inc. and its Subsidiaries as of their respective dates and the results of the consolidated operations of Jones Apparel Group, Inc. and its Subsidiaries for the respective period[s] then ended, subject to normal year end adjustments for interim statements.
          3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of Jones Apparel Group, Inc. and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto].
          4. Jones Apparel Group, Inc. and its Subsidiaries are in compliance with the financial covenants contained in Article X of the Credit Agreement as shown on Schedule 1.
          5. As of the fiscal period subject of the financial statements described in Paragraph 2 above, the Borrowing Availability Limit was $                    , as shown on Schedule 1.

          WITNESS the following signature as of the                      day of                     ,                      .

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

Schedule 1
to
Officer’s Compliance Certificate
[To be provided by Borrower in form reasonably acceptable to the Administrative Agent]

EXHIBIT G — FORM OF
ASSIGNMENT AND ACCEPTANCE
ASSIGNMENT AND ACCEPTANCE
Dated as of:
     Reference is made to the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009, as amended, restated, supplemented or otherwise modified (the “Credit Agreement”) by and among JONES APPAREL GROUP USA, INC., a Delaware corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein which are not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                                       & nbsp; (the “Assignor”) and                                           (the “Assignee”) agree as follows:
          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a                     % interest in and to all of the Assignor’s interest, rights and obligations with respect to its Revolving Credit Commitment and Revolving Credit Loans (including such percentage of the outstanding L/C Obligations), which percentage represents not less than $5,000,000, unless such percentage equals 100% of such Lender’s Revolving Credit Commitment, and the Assignor thereby retains                     % of its interest therein.
          This Assignment and Acceptance is entered pursuant to, and authorized by, Section 14.10 of the Credit Agreement.
          2. The Assignor (i) represents that, as of the date hereof, its Revolving Credit Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) under the Credit Agreement is                     % and the outstanding balances of its Revolving Credit Loans (including its Revolving Credit Commitment Percentage of the outstanding L/C Obligations) is $                    ; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Subsidiaries or the performance or observance by the Borrower or its Subsidiaries of any of their obligations under the Credit Agreement or any other instrument or document furnished or executed pursuant thereto; and (iv) to the extent it has received Revolving Credit Note(s) from the Borrower, attaches the applicable Revolving Credit Note(s) delivered to it under the Credit Agreement and requests that the Borrower exchange such Revolving Credit Note(s) for new Revolving Credit Notes payable to each of the Assignor and the Assignee as follows:

Revolving Credit Note Payable to the Order of:	Principal Amount of Note:

          3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any other Lender or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (vii) agrees to hold all confidential information in accordance with the provisions of Section 14.10(g) of the Credit Agreement; and (viii) includes herewith for the Administrative Agent the forms required by Section 5.11(e) of the Credit Agreement (if not previously delivered).
          4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule 1 hereto (the “Effective Date”), subject to the consents referred to in the following sentence. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for, to the extent required by the Credit Agreement, consent by the Borrower and the Administrative Agent and acceptance and recording in the Register.
          5. Upon such consents, acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.
          6. Upon such consents, acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
          7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN

2

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

3

           WITNESS the following signatures as of the                       day of                       ,                      .

ASSIGNOR:
By:
Title:

ASSIGNEE:
By:
Name:
Title:

Acknowledged and Consented to on behalf of the Credit Parties:

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

Consented to and Accepted by:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:
Name:
Title:

4

Schedule 1
to
Assignment and Acceptance
1.	Effective Date: ,

2.	Assignor’s Interest Prior to Assignment:
(a)	Revolving Credit Commitment Percentage
%
(b)	Outstanding balance of Revolving Credit Loans
$
(c)	Outstanding balance of Assignor’s Revolving Credit Commitment Percentage of the L/C Obligations
$
3.	Assigned Interest (from Section 1) of:
(a)	Revolving Credit Loans
%
4.	Assignee’s Extensions of Credit After Effective Date:
(a)	Total outstanding balance of Assignee’s Revolving Credit Loans (line 2(b) times line 3(a))
$
(b)	Total outstanding balance of Assignee’s Revolving Credit Commitment Percentage of the L/C Obligations (line 2(c) times line 3(a))
$
5.	Retained Interest of Assignor after Effective Date:
(a)	Retained Interest (from Section 1):
(i)	Revolving Credit Commitment Percentage
%
(b)	Outstanding balance of Assignor’s Revolving Credit Loans (line 2(b) times line 5(a)(i))
$
(c)	Outstanding balance of Assignor’s

Revolving Credit Commitment Percentage of L/C Obligations (line 2(c) times line 5(a)(i))
$
6.	Payment Instructions:
(a)	If payable to Assignor, to the account of Assignor to: ABA No.: Account Name: Account No. Attn: Ref:
(b)	If payable to Assignee, to the account of Assignee to:

ABA No.: Account Name: Account No.: Attn: Ref:

2

ANNEX B
Security Agreement
[Filed separately as Exhibit 10.3 to Form 8-K filed July 30, 2010]